UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07883

ICON Funds

(Exact name of registrant as specified in charter)

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Address of principal executive offices) (Zip code)

Erik L. Jonson 5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-790-1600

Date of fiscal year end: September 30, 2011

Date of reporting period: September 30, 2011

Item 1.  Reports to Stockholders.

2011 ANNUAL REPORT

ICON DIVERSIFIED FUNDS

INVESTMENT UPDATE

ICON Bond Fund

ICON Core Equity Fund

ICON Equity Income Fund

ICON Long/Short Fund

ICON Risk-Managed Equity Fund

1-800-764-0442 | www.iconfunds.com

AR-DIV-11 K21585

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442    •    www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2011 are included in each Fund’s Schedule of Investments.

According to ICON, value investing is an analytical approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio (“V/P”) is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

2	ABOUT THIS REPORT

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public or assumptions based on such information supplied; interest rates; bond yields; future earnings growth rates; the risks noted in this Report and other factors beyond the control of our investment team but used by the investment team to influence their assumptions. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

There are risks associated with selling short, including the risk that the ICON Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The ICON Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity in the underlying securities, and are not suitable for all investors.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The ICON Bond Fund may invest up to 25% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

ABOUT THIS REPORT	3

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

•

The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•

The unmanaged Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (“CMBS”) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

•	The unmanaged Barclays Capital U.S. Universal Index (ex-MBS) represents the Barclays Capital U.S. Universal Index without including the CMBS Index and the CMBS High-Yield Index.

Index returns and statistical data included in this Report are provided by FactSet Research Systems.

4	ABOUT THIS REPORT

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THIS REPORT	5

MESSAGE FROM ICON FUNDS

Dear Shareholder,

As valuation investors, we look for quality companies priced below our estimate of intrinsic value. We will buy stocks we believe are “on sale” when investors get distracted by a particular news story or headline and worry about its potential impact on the economy in general and the markets in particular. When this happens, stocks are temporarily priced based on worst-case scenario projections, not on their fundamentals. As concerns subside, prices often move up toward the stock’s intrinsic value and may even exceed ICON’s estimate of value when excessive worry is replaced with excessive optimism. Implementing our valuation strategy does not require an information edge; it simply requires discipline. Our system needs discipline to filter out news headlines, concentrate on value, and, frequently, buy when most are selling and sell when most are buying. ICON’s discipline requires also the willingness to take strong industry and sector tilts. We see industries and sectors becoming overpriced and underpriced through cycles as investors change their views of the economy and migrate around the universe of stocks.

In spite of a volatile 12 months, we believe the stock market is in a multi-year recovery from the financial crisis and recession of 2008-2009. Stocks were generally priced far below our estimate of their fair value when the market hit its recent low in March 2009, but their ascent toward fair value has been choppy and severely interrupted at least twice; first in the summer of 2010 and then again during the summer of 2011. Both times, sharp drops in stock prices were precipitated by concerns over the European sovereign debt crisis. Investors were especially wary of the situation in Greece, but also, to a lesser extent, investors worried about the economies of Ireland, Spain and Italy. We thought these concerns were excessive in 2010 and we continue to believe the concern is unwarranted. We expect fears to subside and, when that happens, we believe stocks will resume their recovery path.

The interruptions experienced during the summers of 2010 and 2011 have been frustrating for value investors like ICON, as we see a very different world than many other investors. Where others see a negative macroeconomic outlook, we see positive earnings and solid company fundamentals. When 2011 second quarter earnings were announced, companies in the S&P 500 Index reported earnings that were, on average, 16.24% higher than a year earlier. In fact, 75% of those companies reported earnings that exceeded analysts’ estimates by 4.67% on average. This growth in earnings is more robust than the earnings we saw coming out of any of the previous four recessions (that is, 1974, 1982, 1992 and 2001 recessions). Strong earnings and a low interest rate environment contribute to what we

6	MESSAGE FROM ICON FUNDS

believe are attractive valuations, but skittish investors, concerned with debt problems in Europe, continue to shy away from equities.

We have seen investors turn their backs on solid fundamentals many times before. Historically, however, investors have come to gradually embrace these fundamentals and stock prices generally rise again to meet intrinsic value. In 1990, 1998 and 2010, for example, the market experienced a decline similar in magnitude and duration to that seen during the summer of 2011. Each market bottom led to anxiety over a worsening recession, but, months later, these fears proved unfounded. Stock prices rebounded and resumed their prior upward path. As we head into a new fiscal year, we are anticipating a similar rebound. Having two major market interruptions in two consecutive summers is unusual, unsettling and has admittedly made it difficult for investors to stay the course to recovery. The volatile environment also presented problems for money managers like ICON who struggled with abrupt and extreme industry and sector theme reversals.

As fiscal year 2011 comes to an end, we still believe cyclical, economically sensitive industries are the long term leaders for this multi-year recovery. Unfortunately, these same industries can be subject to dramatic market swings when investors, worried about the economy, panic and jump out of the market. We believe the old Wall Street adage still applies: “Stocks climb a wall of worry.” The climb back from the recession and financial crisis of 2008 and 2009 has been and will continue to be riddled with worry.

As always, we remain focused on value and company fundamentals as we try to filter out the conjecture and emotions that typically contribute to market volatility. Experienced sailors will tell someone who is seasick: “Don’t look at the waves; look at the horizon.” Lately, it seems, most investors have been focused on the waves. At ICON, we like to focus on a horizon that includes quality companies, with growing earnings, priced far below our estimate of their fair value. We will continue to stay this course.

Yours truly,

Craig T Callahan, DBA

Chairman of the Board of Trustees and President of the Adviser

MESSAGE FROM ICON FUNDS	7

MANAGEMENT OVERVIEW ICON BOND FUND	Class I Class C Class Z Class A	IOBIX IOBCX IOBZX IOBAX

Q.	How did the Fund perform relative to its benchmark?

A.

For the Fund’s fiscal year ended September 30, 2011, the ICON Bond Fund underperformed its benchmark, the Barclays Capital US Universal ex MBS Index. For the fiscal year the Fund returned -0.19% for the Class I shares, -0.68% for the Class C shares (and -1.53% with maximum sales charge), -0.02% for the Class A shares (and -4.77% with maximum sales charge) and 0.15% for the Class Z shares, while the Barclays Capital US Universal ex MBS Index returned 4.47% and the Barclays Capital US Universal Index returned 4.77%.[1] Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

[1]

The Fund changed its benchmark to the Barclays Capital US Universal ex MBS Index on January 24, 2011 because the Fund has not significantly invested in asset-backed securities in the past and has no present intent to do so in the immediate future.

Q.	What primary factors were behind the Fund’s relative performance?

A.	While the majority of headline news has been focused on volatility in the equity market, the fixed income market experienced similar movement, creating a challenging environment for the ICON Bond Fund. The fiscal year can be broken down into two distinct time periods based on the differences in performance between corporate bonds and the “risk free” safe haven of Treasury securities. Utilizing ICON’s valuation system, which is quantitatively based on comparing historical relationships across the credit curve to current relationships, the Fund began the fiscal year with an overweight position in corporate bonds and underweight position in Treasury securities as historical risk-return relationships pointed to a continuation of corporate credit spread tightening amidst an environment of rising interest rates. Because of the Fund’s overweight position in corporate bonds, the Fund did well during the first half of the fiscal year as investors sold off Treasury securities, increasing the yield on the 10-Year Treasury from 2.51% on 09/30/10 to 3.47% on 03/31/11. At the same time corporate credit spreads, as measured by comparing Moody’s Baa Index Yields to the US 10-year Constant Maturity Treasury yield, tightened from 307 bps. to 258 bps. During the first half of the fiscal year, corporate bonds with lower credit quality also fared well with the Barclays Capital US High Yield Corporate Index posting gains in excess of 7%.

8	MANAGEMENT OVERVIEW

The second half of the fiscal year saw investors shift their focus away from improving corporate fundamentals and towards European sovereign debt concerns and slowing domestic economic growth. Initially, safe haven buying of Treasury securities was relatively muted as 10-year yields fell by 47 bps. to 3% from 03/31/11 to 06/30/11. However, increasing fears surrounding European debt combined with additional monetary stimulus from the Federal Reserve, in the form of “Operation Twist,” caused Treasury yields to collapse, finishing the fiscal year at 1.92%. Inversely, corporate bond spreads, again measured by comparing Moody’s Baa Index Yields to the US 10-year Constant Maturity Treasury yield, widened significantly from 258 bps on 03/31/11 to finish the year at 330 bps on 09/30/11. This reversal resulted in the Fund underperforming as our valuation methodology indicated that corporate bonds were undervalued while Treasuries were overvalued throughout the entire fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	As stated above, the Fund’s overweight position in corporate bonds during the fiscal year affected performance negatively. Further, although the Fund’s significant underweight position in perceived “risk free” Treasuries benefitted the Fund’s performance relative to the benchmark during the first half of the fiscal year, the strong reversal during the second half of the year resulted in negative overall allocation effect. The Fund’s corporate bond allocation also resulted in underperformance relative to the benchmark as our methodology pointed us towards both the Financial sector and the high yield segment of the market. Both of these areas underperformed during the fiscal year. Finally, while the Fund’s exposure to floating rate notes aided relative performance in the face of rising yields at the outset of the fiscal year, this overweight exposure negatively impacted relative performance in the second half of the year as the Federal Reserve’s announcement that it intended to maintain low interest rates into 2013 made variable rate investments unattractive.

Q.	What is your investment outlook for the bond market?

A.

ICON’s valuation system continues to see significant value in intermediate to long term corporate bonds. On the Treasury side, continued purchases by the Federal Reserve should provide enough support to aid further economic expansion. However, this action has lowered interest rates to a level that makes investment in these securities unattractive from a valuation perspective. On the corporate side, credit spreads widened over the fiscal year due to a barrage of economic concerns. However, default rates continue to decline across all

MANAGEMENT OVERVIEW	9

credit qualities. This environment of declining default rates coupled with widening credit spreads creates very attractive valuation disconnects which have historically resulted in positive returns for patient investors. We believe once economic concerns subside, corporate bond spreads will resume the tightening trend that began in 2009.

ICON Bond Fund

Credit Diversification

September 30, 2011

A1	1.7%
A2	4.7%
A3	12.6%
Aa2	2.6%
Aa3	2.5%
B1	6.0%
B2	1.2%
B3	1.6%
Ba1	4.6%
Ba2	4.4%

Baa1	9.1%
Baa2	14.1%
Baa3	22.8%

87.9%

Percentages are based upon corporate and foreign corporate bond investments as a percentage of net assets.

Ratings based on Moody’s Investors Service, Inc.

10	MANAGEMENT OVERVIEW

ICON Bond Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Bond Fund - Class I	9/30/02	-0.19%	5.21%	4.80%	1.13%	1.00%
Barclays Capital U.S. Universal Index		4.77%	6.40%	5.66%	N/A	N/A
Barclays Capital U.S. Universal Index (ex-MBS)		4.47%	6.17%	5.72%	N/A	N/A
ICON Bond Fund - Class C	10/21/02	-0.68%	4.59%	4.48%	2.46%	1.60%
Barclays Capital U.S. Universal Index		4.77%	6.40%	5.92%	N/A	N/A
Barclays Capital U.S. Universal Index (ex-MBS)		4.47%	6.17%	6.06%	N/A	N/A
ICON Bond Fund - Class Z	5/6/04	0.15%	5.46%	4.84%	1.39%	0.75%
Barclays Capital U.S. Universal Index		4.77%	6.40%	5.91%	N/A	N/A
Barclays Capital U.S. Universal Index (ex-MBS)		4.47%	6.17%	5.78%	N/A	N/A
ICON Bond Fund - Class A	9/30/10	-0.02%	N/A	-0.02%	1.13%	1.00%
ICON Bond Fund - Class A (including maximum sales charge of 4.75%)	9/30/10	-4.77%	N/A	-4.76%	1.13%	1.00%
Barclays Capital U.S. Universal Index		4.77%	N/A	4.77%	N/A	N/A
Barclays Capital U.S. Universal Index (ex-MBS)		4.47%	N/A	4.47%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	11

ICON Bond Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	MANAGEMENT OVERVIEW

ICON BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Interest Rate	Maturity Date	Value

Corporate Bonds (80.2%)
$220,000	ACE INA Holdings, Inc.	8.88%	08/15/29	$308,157
800,000	AES Corp.	7.75%	10/15/15	812,000
1,000,000	Alcoa, Inc.	6.75%	07/15/18	1,071,104
950,000	Alcoa, Inc.	5.72%	02/23/19	953,448
1,000,000	Alcoa, Inc.	6.75%	01/15/28	1,034,944
1,000,000	Allied Waste North America, Inc.	6.88%	06/01/17	1,068,750
2,000,000	Ally Financial, Inc.	6.75%	12/01/14	1,938,732
1,000,000	Ameren Energy Generating Co.(a)	7.00%	04/15/18	1,012,500
1,440,000	American Express Bank FSB(b)	0.53%	06/12/17	1,323,238
1,000,000	American Express Co.	7.00%	03/19/18	1,183,027
400,000	American International Group, Inc.	5.38%	10/18/11	399,500
900,000	American International Group, Inc.	4.25%	05/15/13	897,831
900,000	American International Group, Inc.	8.25%	08/15/18	997,602
800,000	Avnet, Inc.	6.00%	09/01/15	864,858
250,000	Bank of America Corp.	5.42%	03/15/17	217,191
900,000	Bank of America Corp.	5.63%	07/01/20	828,956
1,000,000	Bank of America Corp.	6.80%	03/15/28	975,829
950,000	Bank of America NA(b)	0.65%	06/15/17	698,668
1,000,000	BB&T Corp.	5.25%	11/01/19	1,089,943
850,000	Best Buy Co., Inc.	5.50%	03/15/21	772,330
401,000	Bill Barrett Corp.	9.88%	07/15/16	437,090
950,000	Citigroup, Inc.	6.00%	08/15/17	1,008,173
1,000,000	Citigroup, Inc.	6.13%	05/15/18	1,072,604
500,000	Comcast Cable Holdings LLC	9.80%	02/01/12	513,491
1,000,000	Commercial Metals Co.	7.35%	08/15/18	1,017,166
1,000,000	Computer Sciences Corp.	6.50%	03/15/18	1,080,137
900,000	Cooper Tire & Rubber Co.	7.63%	03/15/27	792,000
114,000	Cox Communications, Inc.	7.63%	06/15/25	149,041
450,000	Dean Foods Co.	6.90%	10/15/17	420,750
950,000	Delphi Financial Group, Inc.	7.88%	01/31/20	1,090,151
500,000	Denbury Resources, Inc.	9.75%	03/01/16	540,000
450,000	Exelon Generation Co. LLC	5.35%	01/15/14	481,640
750,000	Exelon Generation Co. LLC	6.20%	10/01/17	845,688
900,000	Exelon Generation Co. LLC	4.00%	10/01/20	894,757
23,000	FirstEnergy Corp., Series B	6.45%	11/15/11	23,125

SCHEDULE OF INVESTMENTS	13

Shares or Principal Amount		Interest Rate	Maturity Date	Value

$1,000,000	Ford Motor Credit Co. LLC	5.63%	09/15/15	$1,005,915
600,000	Freeport-McMoRan Copper & Gold, Inc.	8.38%	04/01/17	643,500
1,000,000	Frontier Communications Corp.	8.13%	10/01/18	980,000
900,000	Gap, Inc.	5.95%	04/12/21	846,528
500,000	General Electric Capital Corp.	4.75%	09/15/14	535,444
1,000,000	General Electric Capital Corp.(a)(b)	0.48%	05/11/16	922,515
397,000	Genworth Financial, Inc.	5.65%	06/15/12	401,410
1,000,000	Goldman Sachs Group, Inc.(b)	0.81%	03/22/16	857,593
1,000,000	Goldman Sachs Group, Inc.	5.95%	01/15/27	974,468
900,000	Goodyear Tire & Rubber Co.(a)	8.25%	08/15/20	915,750
1,000,000	Hartford Financial Services Group, Inc.	6.30%	03/15/18	1,033,682
1,000,000	HCP, Inc.	5.65%	12/15/13	1,050,297
1,500,000	HCP, Inc.	6.30%	09/15/16	1,604,880
500,000	HCP, Inc.	6.70%	01/30/18	540,245
1,000,000	Horace Mann Educators Corp.	6.85%	04/15/16	1,086,839
500,000	HSBC Finance Corp.	4.75%	07/15/13	516,915
474,700	JC Penney Corp., Inc.	7.95%	04/01/17	505,556
450,000	John Hancock Life Insurance Co.(c)(d)	7.38%	02/15/24	528,110
1,000,000	JPMorgan Chase Bank NA(b)	0.67%	06/13/16	917,509
1,000,000	Lincoln National Corp.	7.00%	03/15/18	1,145,875
1,000,000	Lincoln National Corp.	8.75%	07/01/19	1,185,269
1,400,000	Lorillard Tobacco Co.(a)	6.88%	05/01/20	1,552,499
1,000,000	Masco Corp.	6.13%	10/03/16	975,183
350,000	Merrill Lynch & Co., Inc.	5.45%	02/05/13	346,859
1,500,000	Morgan Stanley(a)	4.75%	04/01/14	1,425,478
900,000	Morgan Stanley(b)	0.73%	10/15/15	760,029
950,000	Morgan Stanley	3.50%	10/15/20	866,875
1,000,000	National City Bank(b)	0.70%	06/07/17	915,629
1,000,000	National City Corp.	6.88%	05/15/19	1,148,928
500,000	Newfield Exploration Co.	7.13%	05/15/18	517,500
122,000	NLV Financial Corp.(c)(d)	6.50%	03/15/35	109,236
1,000,000	NRG Energy, Inc.	7.38%	01/15/17	1,031,250
600,000	Pitney Bowes, Inc.	4.75%	05/15/18	601,389
750,000	PPL Energy Supply LLC	6.50%	05/01/18	877,314
180,000	Provident Cos., Inc.	7.00%	07/15/18	202,908
1,000,000	Reynolds American, Inc.	7.25%	06/01/12	1,039,499
900,000	Reynolds American, Inc.	7.25%	06/01/13	981,886
1,000,000	Rowan Cos., Inc.	7.88%	08/01/19	1,180,730
500,000	RR Donnelley & Sons Co.	4.95%	04/01/14	472,500
1,350,000	RR Donnelley & Sons Co.	6.13%	01/15/17	1,171,125
900,000	RR Donnelley & Sons Co.(a)	6.63%	04/15/29	722,250

14	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Interest Rate	Maturity Date	Value

$500,000	Ryder System, Inc.	5.85%	03/01/14	$546,577
1,350,000	Southern Copper Corp.	5.38%	04/16/20	1,377,000
500,000	State Street Bank & Trust Co.(b)	0.54%	12/08/15	479,969
1,000,000	Suntrust Banks, Inc.(b)	0.55%	04/01/15	926,260
500,000	Tennessee Gas Pipeline Co.	7.00%	10/15/28	585,269
500,000	Tesoro Corp.(a)	6.63%	11/01/15	503,125
1,000,000	Torchmark Corp.	6.38%	06/15/16	1,092,700
1,800,000	Toys R Us, Inc.	7.38%	10/15/18	1,530,000
1,000,000	UIL Holdings Corp.	4.63%	10/01/20	1,033,207
1,000,000	United States Steel Corp.(a)	6.05%	06/01/17	910,000
850,000	Valmont Industries, Inc.	6.63%	04/20/20	988,162
500,000	Wachovia Corp.	5.25%	08/01/14	524,558
900,000	Wells Fargo Bank NA(b)	0.50%	05/16/16	797,677
1,000,000	Whirlpool Corp.	7.75%	07/15/16	1,205,879
1,000,000	Willis North America, Inc.	6.20%	03/28/17	1,091,987

Total Corporate Bonds (Cost $75,795,150)				77,504,158
U.S. Treasury Obligations (5.7%)
2,000,000	U.S. Treasury Note	2.38%	07/31/17	2,136,250
1,000,000	U.S. Treasury Note	1.88%	08/31/17	1,038,750
2,000,000	U.S. Treasury Note	3.63%	02/15/20	2,308,750

Total U.S. Treasury Obligations (Cost $5,031,283)				5,483,750
Foreign Corporate Bonds (7.7%)
900,000	AngloGold Holdings PLC	5.38%	04/15/20	881,749
900,000	ArcelorMittal(a)	5.50%	03/01/21	806,445
900,000	Aspen Insurance Holdings, Ltd.(a)	6.00%	12/15/20	920,447
1,000,000	Gold Fields Orogen Holding BVI, Ltd.(d)	4.88%	10/07/20	920,672
900,000	Petrobras International Finance Co.	5.38%	01/27/21	909,900
1,900,000	UBS AG	5.88%	12/20/17	1,955,161
900,000	Vale Overseas, Ltd.	8.25%	01/17/34	1,096,200

Total Foreign Corporate Bonds (Cost $7,748,949)				7,490,574
Foreign Government Bond (0.6%)
500,000	Republic of South Africa, YD	6.50%	06/02/14	553,750

Total Foreign Government Bonds (Cost $508,558)				553,750
Collateral for Securities on Loan (6.8%)
6,560,230	State Street Navigator Prime Portfolio			6,560,230

Total Collateral for Securities on Loan (Cost $6,560,230)				6,560,230

SCHEDULE OF INVESTMENTS	15

Shares or Principal Amount		Interest Rate	Maturity Date	Value

Short-Term Investment (4.5%)
$4,326,005	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/11			$4,326,005

Total Short-Term Investments (Cost $4,326,005)				4,326,005
Total Investments 105.5% (Cost $99,970,175)				101,918,467
Liabilities Less Other Assets (5.5)%				(5,350,682)

Net Assets 100.0%				$96,567,785

The accompanying notes are an integral part of the financial statements.

(a)	All or a portion of the security was on loan as of September 30, 2011.

(b)	Floating Rate Security. Rate disclosed is as of September 30, 2011.

(c)	These securities are considered to be illiquid. The aggregate value of these securities at September 30, 2011 was $637,346, which represent 0.7% of the Fund’s Net Assets.

(d)	Security was acquired pursuant to Rule 144A of the Securities Act of 1933 and may be deemed to be restricted for resale.

YD	Yankee Dollar Bond

16	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW ICON CORE EQUITY FUND	Class I Class C Class Z Class A	ICNIX ICNCX ICNZX ICNAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Core Equity Fund lost -1.33% for the Class I shares, -2.27% for the Class C shares (-3.27% with maximum sales charge), -2.43% for the Class Z shares, and -2.42% for the Class A shares (-8.04% with maximum sales charge) for the fiscal year ended September 30, 2011. The Fund’s benchmark, the S&P Composite 1500 Index, gained 0.92% over the fiscal year. Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	During fiscal year 2011, the stock market exhibited two extreme behaviors. Stock prices surged higher for the first seven months of the fiscal year. Between May and September 2011, however, prices dropped over European sovereign debt concerns and the potential fallout on the economy in general and European banks in particular. While the Fund rose 24.83% through April 2011, outperforming its benchmark, those gains were offset by the Fund’s declining 20.95% versus benchmark losses of 17.02% between May and September. As we did not see overpriced valuation readings typical of market peaks in April, we remained largely invested and had too much exposure during the ensuing five-month retreat.

Q.	How did the Fund’s composition affect performance?

A.	The Fund is heavily weighted in economically sensitive, cyclical stocks - the very stocks investors worried about recessions or economic slowdowns tend to avoid. We continued to hold on to many of these stocks even through the market downturn in the last half of the fiscal year because they had attractive valuation readings under the ICON system.

In that regard, the Fund was adversely affected by its holdings in the industrial conglomerates, industrial machinery, coal & consumable fuels, electronic components and steel industries. Nonetheless, we continue to hold positions in these last five industries at fiscal year end, believing them to be good values, and anticipating that these laggards will emerge as leaders in the next market upturn.

The top five industries that contributed positively to Fund performance are retail apparel, diversified metals & mining, computer hardware, consumer finance, and life & health insurance.

MANAGEMENT OVERVIEW	17

Q.	What is your investment outlook for the overall market?

A.	As the fiscal year closes, we estimate the overall market has a value-to-price ratio of 1.48, giving us confidence about the prospect for future opportunities. We believe the fears that drove the market lower will prove to be unwarranted and that the market will resume its recovery off the March 2009 low. As one fiscal year closes and another begins, we will continue to rely upon our disciplined methodology to guide us through these challenging times.

ICON Core Equity Fund

Sector Composition

September 30, 2011

Industrials	25.8%
Consumer Discretionary	25.2%
Information Technology	13.6%
Energy	12.2%
Materials	8.5%
Financial	7.4%
Health Care	7.3%

100.0%

Percentages are based upon common stocks as a percentage of net assets.

ICON Core Equity Fund

Industry Composition

September 30, 2011

Integrated Oil & Gas	7.4%
IT Consulting & Other Services	7.2%
Cable & Satellite	7.1%
Apparel Retail	6.8%
Industrial Conglomerates	6.0%
Footwear	5.5%
Electrical Components & Equipment	5.2%
Industrial Machinery	5.0%
Computer Hardware	4.5%
Steel	4.4%
Industrial Gases	4.1%
Movies & Entertainment	3.8%
Railroads	3.5%
Construction & Farm Machinery & Heavy Trucks	3.5%
Biotechnology	2.9%
Consumer Finance	2.9%

Health Care Equipment	2.3%
Specialized Finance	2.1%
Health Care Services	2.1%
General Merchandise Stores	2.1%
Oil & Gas Drilling	2.0%
Electronic Components	1.8%
Other Diversified Financial Services	1.8%
Trading Companies & Distributors	1.7%
Coal & Consumable Fuels	1.4%
Oil & Gas Refining & Marketing	1.4%
Other Industries (each less than 1%)	1.5%

100.0%

Percentages are based upon common stocks as a percentage of net assets.

18	MANAGEMENT OVERVIEW

ICON Core Equity Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Core Equity Fund - Class I	10/12/00	-1.33%	-6.82%	1.23%	1.16%	1.35%	1.35%
S&P Composite 1500 Index		0.92%	-0.86%	3.34%	1.01%	N/A	N/A
ICON Core Equity Fund - Class C	11/28/00	-2.27%	-7.62%	0.40%	-0.20%	2.25%	2.25%
S&P Composite 1500 Index		0.92%	-0.86%	3.34%	0.96%	N/A	N/A
ICON Core Equity Fund - Class Z	5/6/04	-2.43%	-7.17%	N/A	-1.37%	1.90%	1.90%
S&P Composite 1500 Index		0.92%	-0.86%	N/A	2.62%	N/A	N/A
ICON Core Equity Fund - Class A	5/31/06	-2.42%	-7.82%	N/A	-8.14%	2.68%	2.68%
ICON Core Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-8.04%	-8.90%	N/A	-9.15%	2.68%	2.68%
S&P Composite 1500 Index		0.92%	-0.86%	N/A	0.10%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Since Inception performance results for Class C shares include returns for certain time periods that were restarted as of June 8, 2004. Class Z shares are available only to institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	19

ICON Core Equity Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

20	MANAGEMENT OVERVIEW

ICON CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (100.0%)
22,100	Accenture PLC, Class A	$1,164,228
53,800	Alpha Natural Resources, Inc.†	951,722
7,900	Apple, Inc.†	3,011,322
75,100	Bio-Reference Labs, Inc.†(a)	1,382,591
29,000	CACI International, Inc., Class A†	1,448,260
15,800	Cash America International, Inc.	808,328
31,000	Caterpillar, Inc.	2,289,040
31,400	Celgene Corp.†	1,944,288
27,100	Chevron Corp.	2,507,292
13,500	Cliffs Natural Resources, Inc.	690,795
5,700	CME Group, Inc.	1,404,480
114,700	Comcast Corp., Class A	2,397,230
31,800	Cooper Industries PLC	1,466,616
98,400	Corning, Inc.	1,216,224
61,800	CSX Corp.	1,153,806
18,200	Dollar Tree, Inc.†	1,367,002
18,400	Dover Corp.	857,440
21,600	Eaton Corp.	766,800
48,100	Emerson Electric Co.	1,987,011
33,200	Exxon Mobil Corp.	2,411,316
38,700	Ezcorp, Inc., Class A†	1,104,498
11,800	General Dynamics Corp.	671,302
126,400	General Electric Co.	1,926,336
31,000	Illinois Tool Works, Inc.	1,289,600
12,500	International Business Machines Corp.	2,187,875
39,000	JPMorgan Chase & Co.	1,174,680

Shares or Principal Amount		Value

35,500	Nike, Inc., Class B	$3,035,605
44,100	Noble Corp.†	1,294,335
26,400	Nucor Corp.	835,296
6,300	Parker Hannifin Corp.	397,719
29,200	Praxair, Inc.	2,729,616
52,500	ResMed, Inc.†(a)	1,511,475
22,600	Ross Stores, Inc.	1,778,394
22,900	Siemens AG, ADR	2,056,191
137,900	Steel Dynamics, Inc.	1,367,968
37,300	Time Warner Cable, Inc.	2,337,591
48,600	TJX Cos., Inc.	2,695,842
14,500	Union Pacific Corp.	1,184,215
50,900	Valero Energy Corp.	905,002
30,200	Viacom, Inc., Class B	1,169,948
44,100	Walt Disney Co.	1,330,056
17,100	Wells Fargo & Co.	412,452
18,500	Wolverine World Wide, Inc.	615,125
7,700	WW Grainger, Inc.	1,151,458

Total Common Stocks (Cost $67,135,739)		66,388,370
Collateral for Securities on Loan (2.8%)
1,841,798	State Street Navigator Prime Portfolio	1,841,798

Total Collateral for Securities on Loan (Cost $1,841,798)		1,841,798
Total Investments 102.8% (Cost $68,977,537)		68,230,168
Liabilities Less Other Assets (2.8)%		(1,875,937)

Net Assets 100.0%		$66,354,231

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2011.

ADR	American Depository Receipt

SCHEDULE OF INVESTMENTS	21

MANAGEMENT OVERVIEW ICON EQUITY INCOME FUND	Class I Class C Class Z Class A	IOEIX IOECX IOEZX IEQAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Equity Income Fund, Class I, returned -2.73% for the fiscal year ending September 30, 2011, underperforming the Fund’s benchmark, the S&P Composite 1500 Index, which returned 0.92% during the same period. Class A shares of the Fund returned -2.66% (and -8.22% with maximum sales charge) during the same period. Class C shares of the Fund returned -3.47% (and –4.47% with maximum sales charge) for the fiscal year, while Class Z shares returned -2.40%. Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In the first half of the fiscal year, the S&P 1500 rose over 18% while the ICON Equity Income Fund returned approximately 14%. The Fund’s cash and non-equity holdings, as well as weak performance from the Fund’s dividend paying stocks in general, help account for the Fund’s underperforming the benchmark by 4% during this period. For the 12-months ended September 30, 2011, the Fund’s composition, on average, included an allocation of approximately 15% cash, preferred stock, convertible bonds, and other fixed income instruments. In a six-month period marked by an 18% return in the benchmark, the Fund’s cash and fixed income holdings proved detrimental to performance. The Fund’s dividend-paying stocks likewise dragged on performance. Within the S&P 1500, stocks that pay a dividend yield of less than 2% gained over 20% during the first half of the fiscal year while stocks that pay more than 2% returned about 15% for the same time period. Over the course of the fiscal year, 78% of the stocks in the ICON Equity Income Fund, on average, had a dividend of 2% or more.

In the last half of the fiscal year, however, the market reversed course, and both the market and the Fund experienced significant losses that offset earlier gains. Although the Fund’s equity positions lagged the benchmark, this time the Fund’s non-equity exposure benefitted Fund performance during the market downturn.

Q.	How did the Fund’s composition affect performance?

A.	The fund was overweight Energy and Industrials stocks with a dividend yield of 2% or more. These higher yielding stocks returned considerably

22	MANAGEMENT OVERVIEW

less during the fiscal year than stocks that paid a dividend yield of less than 2%. Moreover, the Fund’s Energy and Industrials holdings had losses of 20% or more compared to an overall 6.5% loss for similar yielding stocks in the S&P 1500.

The Fund’s overweight position in the Industrials sector was the biggest detractor from performance, with the Fund’s railroads holdings in particular contributing significantly to those losses. Over the course of the fiscal year, Industrials made up on average around 13.8% of the Fund compared to 11.5% of the benchmark. On the other hand, the Fund’s overweight Utilities holdings were up approximately 19.5% over the fiscal year, outperforming the 11.9% return by the Utilities stocks held by the S&P 1500. Still, the Fund’s Utilities returns could not overcome losses by the Fund’s Industrials and other cyclical holdings.

Q.	What is your investment outlook for the market?

A.	As the fiscal year ends, we estimate the overall domestic market has a V/P of approximately 1.48 under the ICON system, suggesting many opportunities exist for investors. We believe also that investors will seek out high dividend securities as they look to generate income in the coming year. Guided by our valuation and relative strength metrics, we will continue to try to take advantage of changing market conditions so as to benefit the Fund.

ICON Equity Income Fund

Sector Composition

September 30, 2011

Industrials	17.8%
Financial	15.3%
Information Technology	14.7%
Consumer Discretionary	11.6%
Energy	10.9%
Materials	7.4%
Health Care	6.7%
Telecommunication & Utilities	4.7%
Consumer Staples	2.7%

91.8%

Percentages are based upon common, preferred and convertible preferred stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	23

ICON Equity Income Fund

Industry Composition

September 30, 2011

Integrated Oil & Gas	7.9%
Industrial Conglomerates	3.9%
Pharmaceuticals	3.7%
IT Consulting & Other Services	3.0%
Apparel Retail	2.9%
Railroads	2.9%
Systems Software	2.8%
Industrial Machinery	2.6%
Office Services & Supplies	2.4%
Semiconductors	2.3%
Regional Banks	2.3%
Diversified Chemicals	2.3%
Aerospace & Defense	2.1%
Diversified Banks	2.0%
Oil & Gas Drilling	1.8%
Specialty Chemicals	1.8%
Restaurants	1.8%
Asset Management & Custody Banks	1.8%
Mortgage REIT’s	1.7%
Data Processing & Outsourced Services	1.7%
Other Diversified Financial Services	1.7%
Life & Health Insurance	1.6%

Construction & Farm Machinery & Heavy Trucks	1.6%
Industrial Gases	1.5%
Health Care Equipment	1.3%
Computer Hardware	1.3%
Home Improvement Retail	1.3%
Coal & Consumable Fuels	1.2%
Specialized Consumer Services	1.2%
Specialized Finance	1.1%
General Merchandise Stores	1.1%
Semiconductor Equipment	1.1%
Internet Software & Services	1.1%
Cable & Satellite	1.1%
Movies & Entertainment	1.0%
Consumer Finance	1.0%
Thrifts & Mortgage Finance	1.0%
Multi-Utilities	1.0%
Commercial Printing	1.0%
Steel	1.0%
Property & Casualty Insurance	1.0%
Other Industries (each less than 1%)	12.9%

91.8%

Percentages are based upon common, preferred and convertible preferred stocks as a percentage of net assets.

24	MANAGEMENT OVERVIEW

ICON Equity Income Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Equity Income Fund - Class I	9/30/02	-2.73%	-1.12%	5.75%	1.55%	1.47%
S&P Composite 1500 Index		0.92%	-0.86%	6.16%	N/A	N/A
ICON Equity Income Fund - Class C	11/8/02	-3.47%	-1.98%	4.18%	2.99%	2.22%
S&P Composite 1500 Index		0.92%	-0.86%	5.18%	N/A	N/A
ICON Equity Income Fund - Class Z	5/10/04	-2.40%	-0.97%	2.60%	7.68%	1.22%
S&P Composite 1500 Index		0.92%	-0.86%	2.99%	N/A	N/A
ICON Equity Income Fund - Class A	5/31/06	-2.66%	-1.25%	-1.09%	4.61%	1.47%
ICON Equity Income Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-8.22%	-2.41%	-2.18%	4.61%	1.47%
S&P Composite 1500 Index		0.92%	-0.86%	0.10%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	25

ICON Equity Income Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

26	MANAGEMENT OVERVIEW

ICON EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (88.0%)
8,500	3M Co.	$610,215
15,500	A Schulman, Inc.	263,345
6,500	Air Products & Chemicals, Inc.	496,405
5,900	Alliance Resource Partners L.P.	386,804
31,700	American Eagle Outfitters, Inc.	371,524
8,500	American States Water Co.	288,405
19,500	Annaly Capital Management, Inc., REIT	324,285
42,800	Apollo Investment Corp.	321,856
6,400	Automatic Data Processing, Inc.	301,760
5,200	Avery Dennison Corp.	130,416
7,000	Bank of Montreal(a)	390,950
7,800	Baxter International, Inc.	437,892
19,300	BB&T Corp.	411,669
11,400	Best Buy Co., Inc.	265,620
1,700	BlackRock, Inc.	251,617
8,000	Buckle, Inc.(a)	307,680
6,900	Caterpillar, Inc.	509,496
11,100	CEC Entertainment, Inc.	316,017
7,400	Chevron Corp.	684,648
1,500	CME Group, Inc.	369,600
9,700	Computer Sciences Corp.	260,445
13,000	ConocoPhillips	823,160
17,700	CSX Corp.	330,459
3,900	Cullen/Frost Bankers, Inc.	178,854
15,400	Diebold, Inc.	423,654
14,100	Dow Chemical Co.	316,686
10,700	E.I. du Pont de Nemours & Co.	427,679
8,000	Eaton Corp.	284,000

Shares or Principal Amount		Value

7,100	Eli Lilly & Co.	$262,487
9,300	ENI SpA, ADR(a)	326,709
7,900	Ensco PLC, ADR	319,397
10,300	Exxon Mobil Corp.	748,089
36,800	First Niagara Financial Group, Inc.	336,720
43,900	General Electric Co.	669,036
9,100	Guess?, Inc.	259,259
28,600	H&R Block, Inc.	380,666
6,900	Harris Corp.	235,773
13,500	Harsco Corp.	261,765
12,800	Home Depot, Inc.	420,736
7,400	Illinois Tool Works, Inc.	307,840
21,800	Intel Corp.	464,994
5,600	International Business Machines Corp.	980,168
4,300	Johnson & Johnson	273,953
18,500	JPMorgan Chase & Co.	557,220
3,600	Kimberly-Clark Corp.	255,636
9,300	KLA-Tencor Corp.	356,004
13,400	Leggett & Platt, Inc.	265,186
10,800	Linear Technology Corp.	298,620
3,600	Lockheed Martin Corp.	261,504
21,300	Manulife Financial Corp.	241,329
11,900	Merck & Co., Inc.	389,249
8,400	Mercury General Corp.	322,140
36,600	Microsoft Corp.	910,974
7,000	Norfolk Southern Corp.	427,140
4,400	Northrop Grumman Corp.	229,504
10,200	Nucor Corp.	322,728
7,100	Omnicom Group, Inc.	261,564
55,300	PDL BioPharma, Inc.	306,915
5,000	PepsiCo, Inc.	309,500
15,900	Pfizer, Inc.	281,112
34,200	Pitney Bowes, Inc.(a)	642,960
11,800	Pool Corp.	308,924

SCHEDULE OF INVESTMENTS	27

Shares or Principal Amount		Value

22,000	Redwood Trust, Inc., REIT(a)	$245,740
23,300	RR Donnelley & Sons Co.	328,996
5,800	Ryder System, Inc.	217,558
8,300	SCANA Corp.	335,735
20,600	Seagate Technology PLC	211,768
10,400	Southern Copper Corp.	259,896
12,100	Sun Life Financial, Inc.	287,859
46,000	SUPERVALU, Inc.(a)	306,360
7,500	Target Corp.	367,800
19,800	Texas Roadhouse, Inc.	261,756
5,600	Transocean, Ltd.	267,344
9,300	UGI Corp.	244,311
2,200	Union Pacific Corp.	179,674
67,200	United Online, Inc.	351,456

Shares or Principal Amount		Value

3,900	United Parcel Service, Inc., Class B	$246,285
2,800	United Technologies Corp.	197,008
15,700	Valley National Bancorp	166,263
10,200	Valspar Corp.	318,342
11,000	Wells Fargo & Co.	265,320

Total Common Stocks (Cost $31,605,601)		28,740,413
Preferred Stocks (3.1%)
13,400	Capital One Capital II(a)	338,350
13,400	Comcast Corp.	343,308
13,400	Viacom, Inc.	341,834

Total Preferred Stocks (Cost $1,034,833)		1,023,492

Shares or Principal Amount		Interest Rate	Maturity Date	Value
Corporate Bonds (6.2%)
$240,000	Archer-Daniels-Midland Co.	6.63%	05/01/29	$314,287
600,000	Bank of America Corp.	5.42%	03/15/17	521,258
350,000	Commercial Metals Co.	7.35%	08/15/18	356,008
300,000	Delphi Financial Group, Inc.	7.88%	01/31/20	344,258
500,000	Goldman Sachs Group, Inc.	5.38%	03/15/20	496,538

Total Corporate Bonds (Cost $2,081,063)				2,032,349
Convertible Corporate Bonds (0.8%)
350,000	Central European Distribution Corp.	3.00%	03/15/13	239,750

Total Convertible Corporate Bonds (Cost $323,507)				239,750
Convertible Preferred Stock (0.7%)
6,100	Omnicare Capital Trust II, Series B	4.00%	06/15/33	231,800

Total Convertible Preferred Stocks (Cost $265,165)				231,800

28	SCHEDULE OF INVESTMENTS

Underlying Security/ Expiration Date/ Exercise Price	Contracts*	Value
Call Options Purchased (0.1%)
Archer-Daniels-Midland Co., January 2013, $35.00	69	$7,141
Bank Of America Corp., January 2012, $17.50	343	343
Bank Of America Corp., January 2012, $9.00	667	15,341
Commercial Metals Co., March 2012, $14.00	250	6,250
Computer Sciences Corp., January 2012, $60.00	58	290
Delphi Financial Group, Inc., January 2012, $30.00	100	2,500
Goldman Sachs Group, Inc., January 2012, $185.00	27	135
Hewlett Packard Co., January 2012, $50.00	50	125
Valero Energy Corp., January 2012, $30.00	117	1,287

Total Call Options Purchased (Cost $228,380)		33,412

Shares or Principal Amount		Value
Collateral for Securities on Loan (6.6%)
2,154,862	State Street Navigator Prime Portfolio	$2,154,862

Total Collateral for Securities on Loan (Cost $2,154,862)		2,154,862
Total Investments 105.5% (Cost $37,693,411)		34,456,078
Liabilities Less Other Assets (5.5)%		(1,794,482)

Net Assets 100.0%		$32,661,596

The accompanying notes are an integral part of the financial statements.

*	All Options have 100 shares per contract.

(a)	All or a portion of the security was on loan as of September 30, 2011.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

SCHEDULE OF INVESTMENTS	29

MANAGEMENT OVERVIEW ICON LONG/SHORT FUND	Class I Class C Class Z Class A	IOLIX IOLCX IOLZX ISTAX

Q.	How did the Fund perform relative to its benchmark?

A.	For the 12-months ended September 30, 2011, the ICON Long/Short Fund returned -2.78% for Class I shares, -3.54% for Class C shares (-4.54% with maximum sales charge), -2.44% for Class Z shares, and -2.80% for Class A shares (-8.41% with maximum sales charge), underperforming the 0.92% return for the Fund’s stated benchmark, the S&P 1500 Composite Index. The Fund underperformed the 0.27% return for the Bank of America/Merrill Lynch US Dollar 3 month Constant Maturity benchmark which is often traditionally used with long/short funds. Total returns and other performance statistics for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	Between September 30, 2010 and September 30, 2011, the stock market exhibited two very different behaviors. The market rallied from the beginning of the fiscal year, surging higher through the end of April 2011. From May through the end of September, however, the S&P 1500 fell 16.22%, as investors grew concerned over Europe’s sovereign debt crisis and its impact on Europe’s banks in particular and the economy in general. The Fund did not keep pace with its benchmark as the market rallied through April, but, by design, the Fund declined less than the market during the May-September retreat.

The ICON system did not uncover many overvalued companies during the fiscal year, making it difficult to find stocks we believed were overpriced to sell short. In fact, on September 22, 2011, we calculated an overall market V/P of 1.59 – one of the highest V/Ps we’ve ever recorded. Negative investor sentiment and high valuations make for attractive bargains under the ICON system, and we saw few places to profit from short selling in this environment.

Q.	How did the Fund’s composition affect performance?

A.	The Fund had a heavy, long position tilt in economically sensitive, cyclical stocks during the fiscal year. In spite of our high valuation readings, investors avoided these shares as they became wary of an economic slowdown or recession. The Fund’s exposure to cyclical industries and sectors, combined with what we believed to be a dearth of short opportunities, negatively impacted performance.

30	MANAGEMENT OVERVIEW

The industries that benefitted Fund performance during the fiscal year included IT consulting, life & health Insurance, diversified metals & mining, apparel retail and homefurnishing retail. By contrast, the Fund’s holdings in railroads, industrial machinery, steel, electronic components and coal & consumable fuels adversely affected Fund performance. Nonetheless, at fiscal year-end the Fund continued to hold positions in these five industries, as we believe these laggards may well become this fiscal year’s leaders.

Q.	What is your investment outlook for the overall market?

A.	As the fiscal year ends, we estimate the overall market has a V/P of 1.48, giving us confidence about the prospect for future opportunities. We believe the fears that drove the market lower will prove to be unwarranted and that the market will resume its recovery off the March 2009 low. As one fiscal year closes and another begins, we will continue to rely upon our disciplined methodology to guide us through these challenging times.

ICON Long/Short Fund

Sector Composition

September 30, 2011

Industrials	24.6%
Information Technology	21.0%
Consumer Discretionary	18.8%
Financial	11.1%
Energy	9.6%
Health Care	7.8%
Materials	7.2%

100.1%

Percentages are based upon long positions as a percentage of net assets.

ICON Long/Short Fund

Industry Composition

September 30, 2011

IT Consulting & Other Services	12.7%
Integrated Oil & Gas	8.7%
Industrial Machinery	7.6%
Apparel Retail	7.0%
Cable & Satellite	5.7%
Computer Hardware	4.6%
Industrial Conglomerates	4.3%
Consumer Finance	4.2%

Railroads	3.5%
Construction & Farm Machinery & Heavy Trucks	3.4%
Health Care Equipment	3.2%
Industrial Gases	3.0%
Footwear	3.0%
Biotechnology	2.9%

MANAGEMENT OVERVIEW	31

ICON Long/Short Fund

Industry Composition (continued)

September 30, 2011

Electrical Components & Equipment	2.8%
Diversified Banks	2.1%
Specialty Chemicals	2.1%
Specialized Finance	2.1%
Steel	2.0%
Electronic Components	2.0%
Aerospace & Defense	2.0%
Other Diversified Financial Services	1.8%
Health Care Services	1.8%

Data Processing & Outsourced Services	1.7%
General Merchandise Stores	1.6%
Home Improvement Retail	1.5%
Trading Companies & Distributors	1.0%
Other Industries (each less than 1%)	1.8%

100.1%

Percentages are based upon long positions as a percentage of net assets.

32	MANAGEMENT OVERVIEW

ICON Long/Short Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Long/Short Fund - Class I	9/30/02	-2.78%	-5.65%	3.34%	2.90%	2.45%
S&P Composite 1500 Index		0.92%	-0.86%	6.16%	N/A	N/A
ICON Long/Short Fund - Class C	10/17/02	-3.54%	-6.40%	1.88%	3.60%	3.19%
S&P Composite 1500 Index		0.92%	-0.86%	5.35%	N/A	N/A
ICON Long/Short Fund - Class Z	5/6/04	-2.44%	-5.51%	-0.52%	5.80%	2.15%
S&P Composite 1500 Index		0.92%	-0.86%	2.62%	N/A	N/A
ICON Long/Short Fund - Class A	5/31/06	-2.80%	-5.72%	-5.71%	3.65%	2.45%
ICON Long/Short Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-8.41%	-6.83%	-6.75%	3.65%	2.45%
S&P Composite 1500 Index		0.92%	-0.86%	0.10%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	33

ICON Long/Short Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

34	MANAGEMENT OVERVIEW

ICON LONG/SHORT FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (100.1%)
9,500	Accenture PLC, Class Ax	$500,460
7,300	Alpha Natural Resources, Inc.†x	129,137
1,700	Apple, Inc.†x	648,006
4,400	Automatic Data Processing, Inc.[x]	207,460
13,700	Bio-Reference Labs, Inc.†(a)	252,217
6,400	CACI International, Inc., Class A†	319,616
4,700	Capital One Financial Corp.[x]	186,261
5,500	Caterpillar, Inc.[x]	406,120
6,600	Celgene Corp.†[x]	408,672
3,200	Chevron Corp.[x]	296,064
2,700	Cliffs Natural Resources, Inc.	138,159
1,200	CME Group, Inc.	295,680
5,800	Cognizant Technology Solutions Corp., Class A†	363,660
21,500	Comcast Corp., Class Ax	449,350
1,300	Computer Sciences Corp.	34,905
3,500	Cooper Industries PLC	161,420
22,900	Corning, Inc.	283,044
1,300	Covidien PLC[x]	57,330
18,600	CSX Corp.[x]	347,262
10,500	Danaher Corp.[x]	440,370
1,300	Deere & Co.	83,941
3,100	Dollar Tree, Inc.†	232,841
8,600	Dover Corp.	400,760
6,100	Ecolab, Inc.	298,229
5,600	Emerson Electric Co.	231,336

Shares or Principal Amount		Value

10,000	Exxon Mobil Corp.[x]	$726,300
14,300	Ezcorp, Inc., Class A†	408,122
2,500	General Dynamics Corp.	142,225
40,400	General Electric Co.[x]	615,696
4,800	Guess?, Inc.	136,752
4,600	HCC Insurance Holdings, Inc.	124,430
3,600	Home Depot, Inc.	118,332
5,700	Illinois Tool Works, Inc.	237,120
3,600	International Business Machines Corp.[x]	630,108
8,500	JPMorgan Chase & Co.	256,020
5,100	Lowe’s Cos., Inc.	98,634
10,200	Marathon Oil Corp.[x]	220,116
1,000	Medtronic, Inc.[x]	33,240
5,000	Nike, Inc., Class B	427,550
2,400	Norfolk Southern Corp.	146,448
2,600	Northrop Grumman Corp.	135,616
4,600	Praxair, Inc.	430,008
4,500	Reliance Steel & Aluminum Co.	153,045
11,400	ResMed, Inc.†	328,206
4,000	Ross Stores, Inc.	314,760
700	Stryker Corp.	32,991
5,700	Time Warner Cable, Inc.[x]	357,219
9,700	TJX Cos., Inc.	538,059
12,600	Wells Fargo & Co.	303,912
1,000	WW Grainger, Inc.	149,540

Total Common Stocks (Cost $14,659,396)		14,236,749

SCHEDULE OF INVESTMENTS	35

Shares or Principal Amount		Value
Collateral for Securities on Loan (0.0%)
5,194	State Street Navigator Prime Portfolio	$5,194

Total Collateral for Securities on Loan (Cost $5,194)		5,194

Shares or Principal Amount	Value
Total Investments 100.1% (Cost $14,664,590)	$14,241,943
Liabilities Less Other Assets (0.1)%	(17,812)

Net Assets 100.0%	$14,224,131

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

x	All or a portion of the security is pledged as collateral for securities sold short.

(a)	All or a portion of the security was on loan as of September 30, 2011.

36	SCHEDULE OF INVESTMENTS

ICON LONG/SHORT FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2011

Shares	Short Security	Value
1,500	Blue Nile, Inc.†	$52,920
1,000	Salesforce.com, Inc.†	114,280
2,000	SL Green Realty Corp., REIT	116,300
3,900	SPDR S&P 500 ETF Trust	441,363
3,300	Texas Industries, Inc.	104,742

Total Securities Sold Short (Proceeds $871,963)		$829,605

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

REIT	Real Estate Investment Trust

SCHEDULE OF INVESTMENTS	37

MANAGEMENT OVERVIEW RISK MANAGED EQUITY FUND	Class I Class C Class Z Class A	IOCIX IOCCX IOCZX IOCAX

Q.	How did the Fund Perform relative to its benchmark?

A.	The ICON Risk Managed Equity Fund, Class I, slightly underperformed its benchmark for the fiscal year ended September 30, 2011, gaining 0.31% versus the 0.92% increase in the S&P 1500 Composite Index. The Fund’s Class A shares returned 0.32% (and -5.41% with maximum sales charge) during the same period, the Fund’s Class Z shares returned 0.51% and the Fund’s Class C shares returned -0.45% for the fiscal year (-1.45% with maximum sales charge). Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	The fiscal year was marked by concern over macro economic factors. A stubbornly high unemployment rate in the U.S., ongoing malaise in the domestic housing market, worries over a potential sharp decline in consumer spending and Europe’s sovereign debt crisis weighed heavily on investors. Global efforts to redress debts that amounted to trillions of dollars did little to assuage investor skittishness.

The resulting “risk on, risk off” trading led to wild swings in the equity indices. Good economic news generally had investors rushing in to buy stocks while bad economic data sent investors rushing out of the global equity markets. This choppy investment environment can prove challenging for ICON’s value-driven investment methodology.

The global debt crisis contributed to a volatile year characterized by a dramatic rally and a subsequent equally dramatic decline. Between October 1, 2010 and April 30, 2011, the S&P 1500 rose 21.63%. Subsequent concerns over Europe’s sovereign debt crisis and increasing recessionary fears in the U.S. proved too much for the market to bear, however, and the S&P 1500 benchmark fell 17.02% between April 30, 2011 and September 30, 2011.

While both the Fund and its benchmark eked out a nominal return at the end of the 12-month period, the Fund, with a beta 0.53, navigated the volatility in somewhat less dramatic fashion. The Fund’s low beta was the result of a disciplined implementation of option puts and calls. Specifically, the Fund wrote S&P 500 Index call options and used some of the proceeds to buy S&P 500 Index out-of-the-money put options.

38	MANAGEMENT OVERVIEW

Although this hedge, by design, may have reduced the Fund’s upside potential, it also helped offset losses throughout the fiscal year – particularly during the freefall that took place between roughly May 1, 2011 and August 8, 2011. During that timeframe the Fund’s options hedge eliminated just over 600 basis points of the dramatic sell-off relative to its benchmark.

Q. How did the Fund’s composition affect performance?

A.	The Fund’s overweight position in the IT consulting & services industry benefitted Fund performance. The industry rose almost 25% during the fiscal year and made up an average of around 5% of the Fund versus 1.9% of the benchmark. Fund performance benefitted also from an underweight position in the other diversified financial services industry. Although the industry made up an average of 3% of the benchmark, it represented only 1% of the Fund. This underweighting proved advantageous, as the industry declined more than 30% over the 12-month period.

In contrast, the Fund’s industrial conglomerates holdings adversely affected performance. The Fund was overweight this industry (5.2% versus 2.4% of the benchmark), which declined 4.2% during the fiscal year. An underweight position in the systems software industry likewise detracted from relative performance as the industry rose 4.3% during the fiscal period - significantly more than the 0.92% rise in the benchmark.

Q. What is your investment outlook for the overall Market?

A.	As of September 30, 2011, the overall domestic market has a V/P ratio of 1.48 under the ICON system, suggesting significant upside potential. We believe anxious investors have helped depress stock prices to levels below the stocks’ intrinsic worth. If investor fears abate, as we anticipate they will, investors will likely turn their attention to corporate profits that have been steadily growing. This new focus should be a strong catalyst for higher stock prices. We believe negative investor sentiment will give way to an improved economy in the next 12 months and we hope to take advantage of any market rally.

MANAGEMENT OVERVIEW	39

ICON Risk-Managed Equity Fund

Sector Composition

September 30, 2011

Information Technology	19.0%
Industrials	13.1%
Consumer Discretionary	12.8%
Health Care	12.3%
Financial	11.4%
Consumer Staples	10.6%
Energy	10.4%
Telecommunication & Utilities	5.4%
Materials	5.3%

100.3%

Percentages are based upon common stocks as a percentage of net assets.

ICON Risk-Managed Equity Fund

Industry Composition

September 30, 2011

Integrated Oil & Gas	10.0%
IT Consulting & Other Services	7.1%
Health Care Equipment	4.9%
Computer Hardware	4.7%
Apparel Retail	4.1%
Household Products	3.9%
Railroads	3.8%
Pharmaceuticals	2.7%
Industrial Conglomerates	2.7%
Life & Health Insurance	2.6%
Semiconductors	2.5%
Cable & Satellite	2.4%
Construction & Farm Machinery & Heavy Trucks	2.3%
Industrial Gases	2.3%
Tobacco	2.2%
Regional Banks	2.1%
Industrial Machinery	2.0%
Health Care Distributors	1.9%
Soft Drinks	1.9%
Data Processing & Outsourced Services	1.8%
General Merchandise Stores	1.8%
Systems Software	1.7%
Diversified Banks	1.6%

Health Care Services	1.6%
Electric Utilities	1.5%
Automotive Retail	1.4%
Aerospace & Defense	1.4%
Packaged Foods & Meats	1.3%
Hypermarkets & Super Centers	1.3%
Multi-Utilities	1.3%
Movies & Entertainment	1.2%
Diversified Chemicals	1.2%
Biotechnology	1.2%
Asset Management & Custody Banks	1.2%
Consumer Finance	1.1%
Specialized Finance	1.1%
Gas Utilities	1.0%
Integrated Telecommunication Services	1.0%
Other Diversified Financial Services	1.0%
Paper Packaging	1.0%
Other Industries (each less than 1%)	6.5%

100.3%

Percentages are based upon common stocks as a percentage of net assets.

40	MANAGEMENT OVERVIEW

ICON Risk-Managed Equity Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Risk-Managed Equity Fund - Class I	9/30/02	0.31%	-0.23%	4.48%	1.82%	1.56%
S&P Composite 1500 Index		0.92%	-0.86%	6.16%	N/A	N/A
ICON Risk-Managed Equity Fund - Class C	11/21/02	-0.45%	-1.05%	2.89%	3.36%	2.30%
S&P Composite 1500 Index		0.92%	-0.86%	4.68%	N/A	N/A
ICON Risk-Managed Equity Fund - Class Z	5/6/04	0.51%	-0.03%	1.75%	10.41%	1.31%
S&P Composite 1500 Index		0.92%	-0.86%	2.62%	N/A	N/A
ICON Risk-Managed Equity Fund - Class A	5/31/06	0.32%	-0.25%	-0.14%	2.62%	1.59%
ICON Risk-Managed Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-5.41%	-1.42%	-1.24%	2.62%	1.59%
S&P Composite 1500 Index		0.92%	-0.86%	0.10%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	41

ICON Risk-Managed Equity Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

42	MANAGEMENT OVERVIEW

ICON RISK-MANAGED EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (100.3%)
4,400	3M Co.[x]	$315,876
5,800	Accenture PLC, Class Ax	305,544
2,900	AGL Resources, Inc.[x]	118,146
2,900	Air Products & Chemicals, Inc.	221,473
9,400	Altria Group, Inc.[x]	252,014
1,700	American Financial Group, Inc.[x]	52,819
4,000	American Water Works Co., Inc.	120,720
1,800	Ameriprise Financial, Inc.[x]	70,848
5,100	Amerisource-Bergen Corp.[x]	190,077
4,400	Amgen, Inc.	241,780
2,500	Apple, Inc.†,x	952,950
2,800	Arrow Electronics, Inc.†,x	77,784
2,000	Assurant, Inc.	71,600
3,600	AT&T, Inc.	102,672
5,000	Automatic Data Processing, Inc.[x]	235,750
900	AutoZone, Inc.†,x	287,271
8,700	Bank of New York Mellon Corp.	161,733
9,500	BB&T Corp.	202,635
2,300	Becton, Dickinson & Co.	168,636
8,400	Bristol-Myers Squibb Co.[x]	263,592
3,200	Campbell Soup Co.	103,584
4,600	Cardinal Health, Inc.[x]	192,648
3,000	Cash America International, Inc.	153,480
4,300	Caterpillar, Inc.[x]	317,512
5,800	Chevron Corp.[x]	536,616
700	China Petroleum & Chemical Corp., ADR	67,060

Shares or Principal Amount		Value

400	CME Group, Inc.	$98,560
2,900	Cognizant Technology Solutions Corp., Class A†	181,830
2,100	Colgate-Palmolive Co.	186,228
8,000	ConocoPhillips[x]	506,560
2,100	Cooper Industries PLC	96,852
3,800	CR Bard, Inc.[x]	332,652
20,400	CSX Corp.[x]	380,868
900	Cummins, Inc.	73,494
3,700	Danaher Corp.	155,178
1,000	Deere & Co.[x]	64,570
3,200	DIRECTV, Class A†,x	135,200
5,300	Dover Corp.	246,980
2,800	Dr. Pepper Snapple Group, Inc.	108,584
6,100	E.I. du Pont de Nemours & Co.	243,817
7,600	Eli Lilly & Co.[x]	280,972
2,200	Express Scripts, Inc.†,[x]	81,554
7,100	Exxon Mobil Corp.[x]	515,673
2,700	Ezcorp, Inc., Class A†,x	77,058
1,300	FedEx Corp.	87,984
14,500	General Electric Co.[x]	220,980
2,900	Genuine Parts Co.	147,320
300	Google, Inc., Class A†	154,314
6,000	Guess?, Inc.	170,940
8,900	Intel Corp.[x]	189,837
500	IntercontinentalExchange, Inc.†	59,130
5,400	International Business Machines Corp.[x]	945,162
2,150	Jos. A. Bank Clothiers, Inc.†,x	100,254
6,800	JPMorgan Chase & Co.	204,816
3,000	Kellogg Co.	159,570
3,600	Kimberly-Clark Corp.	255,636
1,500	Laboratory Corp. of America Holdings†	118,575

SCHEDULE OF INVESTMENTS	43

Shares or Principal Amount		Value

5,300	Lincare Holdings, Inc.	$119,250
7,200	Lowe’s Cos., Inc.	139,248
3,200	M&T Bank Corp.	223,680
6,800	Medtronic, Inc.[x]	226,032
13,600	Microsoft Corp.[x]	338,504
2,500	Murphy Oil Corp.	110,400
2,600	NASDAQ OMX Group, Inc.†,x	60,164
1,300	Nike, Inc., Class B	111,163
3,900	Occidental Petroleum Corp.[x]	278,850
5,000	Paychex, Inc.	131,850
4,300	PepsiCo, Inc.[x]	266,170
3,200	Philip Morris International, Inc.	199,616
4,400	PPL Corp.	125,576
2,500	Praxair, Inc.	233,700
5,600	Procter & Gamble Co.[x]	353,808
5,800	Prudential Financial, Inc.[x]	271,788
4,000	Rock-Tenn Co., Class Ax	194,720
1,200	Ross Stores, Inc.	94,428
2,200	Sempra Energy	113,300
8,100	Skyworks Solutions, Inc.†	145,314

Shares or Principal Amount		Value

4,100	Southern Co.	$173,717
7,300	Target Corp.[x]	357,992
6,200	Texas Instruments, Inc.	165,230
5,400	Time Warner Cable, Inc.[x]	338,418
8,200	TJX Cos., Inc.[x]	454,854
7,200	Torchmark Corp.[x]	250,992
4,600	U.S. Bancorp	108,284
3,500	UGI Corp.	91,945
4,800	Union Pacific Corp.[x]	392,016
4,000	United Technologies Corp.[x]	281,440
4,900	Valero Energy Corp.	87,122
5,400	Valspar Corp.	168,534
4,900	Varian Medical Systems, Inc.†,x	255,584
2,800	Verizon Communications, Inc.	103,040
4,900	Wal-Mart Stores, Inc.	254,310
8,100	Walt Disney Co.	244,296
9,300	Wells Fargo & Co.	224,316
5,700	Xcel Energy, Inc.	140,733

Total Common Stocks (Cost $19,303,535)		20,196,352

Underlying Security/ Expiration Date/ Exercise Price	Contracts*	Value
Put Option Purchased (1.1%)
S+P 500 Index, November 2011, $1,090.00	45	216,225

Total Put Options Purchased (Cost $179,251)		216,225

Shares or Principal Amount		Value
Short-Term Investment (1.5%)
$305,123	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/11	305,123

Total Short-Term Investments (Cost $305,123)		305,123
Total Investments 102.9% (Cost $19,787,909)		20,717,700
Liabilities Less Other Assets (2.9)%		(579,939)

Net Assets 100.0%		$20,137,761

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

x	All or a portion of the security is pledged as collateral for call options written.

*	All options have 100 shares per contract.

ADR	American Depository Receipt

44	SCHEDULE OF INVESTMENTS

ICON RISK-MANAGED EQUITY FUND

SCHEDULE OF WRITTEN CALL OPTIONS

SEPTEMBER 30, 2011

Underlying Security/ Expiration Date/ Exercise Price	Contracts*	Value
S+P 500 Index, November 2011, $1,200.00	75	$186,750

Total Options Written (Premiums received $250,738)		$186,750

The accompanying notes are an integral part of the financial statements.

*	All options have 100 shares per contract.

SCHEDULE OF INVESTMENTS	45

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2011

	ICON Bond Fund	ICON Core Equity Fund	ICON Equity Income Fund	ICON Long/Short Fund	ICON Risk- Managed Equity Fund
Assets
Investments, at cost	$99,970,175	$68,977,537	$37,693,411	$14,664,590	$19,787,909

Investments, at value†	101,918,467	68,230,168	34,456,078	14,241,943	20,717,700
Deposits for short sales	–	–	-	867,087	–
Receivables:
Fund shares sold	146,280	33,020	55,471	8,336	53,496
Investments sold	–	120,290	1,041,162	52,627	1,125,604
Interest	1,347,152	–	16,956	–	–
Dividends	–	91,821	128,957	15,502	30,002
Expense reimbursements by Adviser	31,590	–	14,842	8,919	9,773
Foreign tax reclaims	–	476	12,299	–	–
Other assets	31,617	27,376	18,891	14,953	14,893

Total Assets	103,475,106	68,503,151	35,744,656	15,209,367	21,951,468

Liabilities
Options written, at value (premiums received $250,738)	–	–	–	–	186,750
Securities sold short, at value (proceeds of $871,963)	–	–	–	829,605	–
Payables:
Due to custodian bank	–	87,898	5,518	61,381	7,679
Due to prime broker	–	–	–	–	381,638
Expense recoupments due to adviser	404	–	844	1,501	1,314
Investments purchased	–	–	745,218	–	1,136,732
Payable for collateral received on securities loaned	6,560,230	1,841,798	2,154,862	5,194	–
Fund shares redeemed	214,252	90,896	75,520	27,800	37,818
Dividends from short positions	–	–	–	2,637	–
Distributions due to shareholders	10,886	–	29,564	–	2,881
Advisory fees	48,751	43,809	21,262	10,592	12,556
Accrued distribution fees	22,057	26,308	9,561	6,729	5,453
Fund accounting fees	1,674	1,188	573	257	340
Transfer agent fees	8,486	10,414	6,340	5,351	4,725
Administration fees	3,909	2,802	1,290	241	669
Trustee fees	927	639	327	132	163
Accrued expenses	35,745	43,168	32,181	33,816	34,989

Total Liabilities	6,907,321	2,148,920	3,083,060	985,236	1,813,707

Net Assets - all share classes	$96,567,785	$66,354,231	$32,661,596	$14,224,131	$20,137,761

Net Assets - Class I	$91,558,138	$47,091,659	$25,774,771	$7,422,783	$15,996,634

Net Assets - Class C	$3,878,927	$17,884,471	$3,873,558	$5,545,931	$2,099,332

Net Assets - Class Z	$881,250	$132,765	$141,917	$42,195	$59,526

Net Assets - Class A	$249,470	$1,245,336	$2,871,350	$1,213,222	$1,982,269

46	FINANCIAL STATEMENTS

	ICON Bond Fund	ICON Core Equity Fund	ICON Equity Income Fund	ICON Long/Short Fund	ICON Risk- Managed Equity Fund
Net Assets Consist of
Paid-in capital	$93,262,692	$110,488,686	$64,552,538	$77,256,824	$39,449,871
Accumulated undistributed net investment income/(loss)	(329,386)	161,462	(42,834)	-	-
Accumulated undistributed net realized gain/(loss) from investments, written options, securities sold short and foreign currency transactions	1,686,187	(43,548,548)	(28,610,560)	(62,652,404)	(20,305,889)
Unrealized appreciation/(depreciation) on investments, written options, securities sold short and foreign currency transactions	1,948,292	(747,369)	(3,237,548)	(380,289)	993,779

Net Assets	$96,567,785	$66,354,231	$32,661,596	$14,224,131	$20,137,761

Shares outstanding (unlimited shares authorized, no par value)
Class I	9,044,012	5,266,439	2,509,863	644,401	1,496,041
Class C	382,322	2,188,186	381,093	509,318	208,064
Class Z	87,192	15,044	13,902	3,635	5,470
Class A	24,681	147,161	282,921	106,031	185,969
Net asset value (offering and redemption price per share)
Class I	$10.12	$8.94	$10.27	$11.52	$10.69
Class C	$10.15	$8.17	$10.16	$10.89	$10.09
Class Z	$10.11	$8.82	$10.21	$11.61	$10.88
Class A	$10.11	$8.46	$10.15	$11.44	$10.66
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$10.61	$8.98	$10.77	$12.14	$11.31

† Includes securities on loan of	$6,216,808	$1,788,475	$2,031,367	$5,100	$–

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	47

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2011

	ICON Bond Fund	ICON Core Equity Fund	ICON Equity Income Fund	ICON Long/Short Fund	ICON Risk-Managed Equity Fund
Investment Income
Interest	$6,959,739	$103	$277,602	$2,665	$38
Dividends	–	1,620,001	2,228,348	324,896	543,333
Income from securities lending, net	51,983	32,102	40,123	8,631	8,485
Foreign taxes withheld	–	(5,866)	(48,165)	(2,109)	(1,618)

Total Investment Income	7,011,722	1,646,340	2,497,908	334,083	550,238

Expenses
Advisory fees	801,143	691,698	352,723	161,286	180,450
Distribution fees:
Class I	321,055	167,126	99,382	24,525	45,172
Class C	34,536	236,860	42,512	76,991	25,788
Class A	135	3,666	7,240	3,506	8,374
Fund accounting fees	14,766	11,024	6,326	1,743	2,427
Transfer agent fees	91,127	123,774	64,609	52,392	50,752
Administration fees	66,074	45,663	23,274	9,395	11,913
Prime broker expense	–	–	–	14,383	–
Custody fees	5,725	3,290	7,309	1,155	1,970
Registration fees:
Class I	22,385	19,621	16,536	12,545	14,030
Class C	9,738	12,624	9,872	11,211	9,408
Class A	2	12,598	12,705	12,850	13,317
Insurance expense	23,473	14,227	6,013	4,312	5,029
Trustee fees and expenses	13,019	9,196	4,414	1,789	2,204
Audit and Tax Service expense	37,231	34,743	36,448	40,834	40,909
Interest expense	3,244	3,880	1,254	3,085	8,474
Recoupment of previously reimbursed expenses	404	–	9,657	1,501	1,314
Other expenses	83,887	94,885	52,948	29,070	50,011
Dividends on Short positions	–	–	–	56,694	–

Total expenses before expense reimbursement	1,527,944	1,484,875	753,222	519,267	471,542
Expense reimbursement by Adviser due to expense limitation agreement	(167,544)	–	(38,479)	(93,442)	(95,012)

Net Expenses	1,360,400	1,484,875	714,743	425,825	376,530

Net Investment Income/(Loss)	5,651,322	161,465	1,783,165	(91,742)	173,708

48	FINANCIAL STATEMENTS

	ICON Bond Fund	ICON Core Equity Fund	ICON Equity Income Fund	ICON Long/Short Fund	ICON Risk-Managed Equity Fund
Net Realized and Unrealized Gain/(Loss) on Investments, written options, securities sold short and foreign currency transactions
Net realized gain/(loss) from investment transactions	$3,288,516	$10,265,342	$5,489,334	$2,239,395	$2,436,117
Net realized gain/(loss) from foreign currency transactions	–	–	668	28	–
Net realized gain/(loss) from written option transactions	–	–	–	–	(327,694)
Net realized gain/(loss) from securities sold short	–	–	–	(708,407)	–
Change in unrealized net appreciation/(depreciation) on investments and foreign currency transactions	(8,196,071)	(5,953,813)	(7,090,202)	(1,379,785)	(1,810,906)
Change in unrealized net appreciation/(depreciation) on written options	–	–	–	–	71,420
Change in unrealized net appreciation/(depreciation) on securities sold short	–	–	–	1,399	–

Net Realized and Unrealized Gain/(Loss) on Investments, written options, securities sold short and foreign currency transactions	(4,907,555)	4,311,529	(1,600,200)	152,630	368,937

Net Increase/(Decrease) in Net Assets Resulting From Operations	$743,767	$4,472,994	$182,965	$60,888	$542,645

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	49

STATEMENTS OF CHANGES IN NET ASSETS

	ICON Bond Fund		ICON Core Equity Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
Operations
Net investment income/(loss)	$5,651,322	$7,192,155	$161,465	$168,491
Net realized gain/(loss) on investment transactions, foreign currency transactions, written options, and securities sold short	3,288,516	3,917,555	10,265,342	14,090,952
Change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, written options and securities sold short	(8,196,071)	4,715,381	(5,953,813)	(13,188,272)

Net increase/(decrease) in net assets resulting from operations	743,767	15,825,091	4,472,994	1,071,171

Dividends and Distributions to Shareholders
Net investment income
Class I	(5,454,987)	(7,018,728)	(168,477)	(1,206,894)
Class C	(148,880)	(171,690)	–	(306,237)
Class Z	(44,454)	(47,033)	–	(12,403)
Class A	(2,400)	–	–	(17,821)
Net realized gains
Class I	(2,996,875)	(558,064)	–	–
Class C	(86,038)	(15,108)	–	–
Class Z	(21,226)	(3,365)	–	–
Class A	(723)	–	–	–

Net decrease from dividends and distributions	(8,755,583)	(7,813,988)	(168,477)	(1,543,355)

Fund Share Transactions
Shares sold
Class I	32,580,297	32,845,451	12,906,410	32,073,401
Class C	750,410	1,213,265	1,201,294	1,562,483
Class Z	19,196	20,785	39,438	72,404
Class A	267,330	10	572,831	259,338
Reinvested dividends and distributions
Class I	8,265,981	7,377,916	164,558	1,185,449
Class C	213,732	177,601	–	292,854
Class Z	1,620	1,117	–	6,842
Class A	2,562	–	–	15,412
Shares repurchased
Class I	(87,891,304)	(67,826,327)	(43,843,823)	(21,796,993)
Class C	(1,362,160)	(1,511,408)	(8,294,982)	(10,352,418)
Class Z	(126,205)	(111,600)	(345,913)	(561,889)
Class A	(12,669)	–	(660,978)	(880,468)

Net Increase/(decrease) from fund share transactions	(47,291,210)	(27,813,190)	(38,261,165)	1,876,415

Total net increase/(decrease) in net assets	(55,303,026)	(19,802,087)	(33,956,648)	1,404,231
Net Assets
Beginning of year	151,870,811	171,672,898	100,310,879	98,906,648

End of year	$96,567,785	$151,870,811	$66,354,231	$100,310,879

50	FINANCIAL STATEMENTS

ICON Equity Income Fund		ICON Long/Short Fund		ICON Risk-Managed Equity Fund
Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

$1,783,165	$1,767,561	$(91,742)	$(89,691)	$173,708	$156,568
5,490,002	8,290,828	1,531,016	2,734,750	2,108,423	5,402,433
(7,090,202)	(5,642,176)	(1,378,386)	(2,082,344)	(1,739,486)	(4,101,512)

182,965	4,416,213	60,888	562,715	542,645	1,457,489

(1,549,373)	(1,394,021)	–	(226,189)	(171,775)	(113,070)
(125,340)	(94,130)	–	(108,323)	(3,673)	–
(6,010)	(2,847)	–	(2,537)	(807)	(331)
(124,650)	(20,940)	–	(33,034)	(27,376)	(16,623)

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–

(1,805,373)	(1,511,938)	–	(370,083)	(203,631)	(130,024)

12,707,420	6,439,261	2,207,397	7,069,126	4,921,371	3,611,409
1,345,156	820,363	172,641	563,229	495,568	901,343
80,077	20,499	5,994	48,904	9,665	18,551
2,446,198	1,691,037	378,445	517,157	454,303	3,131,899

1,486,514	1,365,429	–	207,415	162,601	110,939
101,343	87,134	–	99,955	3,600	–
5,779	2,847	–	2,472	807	331
88,433	15,489	–	28,090	24,439	15,056

(25,184,721)	(14,371,467)	(6,096,500)	(11,219,022)	(7,970,159)	(23,642,476)
(843,467)	(901,740)	(4,226,492)	(6,341,689)	(1,039,898)	(1,591,293)
(16,701)	(6,334)	(99,121)	(47,144)	(12,896)	(31,188)
(840,365)	(431,805)	(1,018,297)	(1,102,767)	(2,709,760)	(639,913)

(8,624,334)	(5,269,287)	(8,675,933)	(10,174,274)	(5,660,359)	(18,115,342)

(10,246,742)	(2,365,012)	(8,615,045)	(9,981,642)	(5,321,345)	(16,787,877)

42,908,338	45,273,350	22,839,176	32,820,818	25,459,106	42,246,983

$32,661,596	$42,908,338	$14,224,131	$22,839,176	$20,137,761	$25,459,106

FINANCIAL STATEMENTS	51

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Bond Fund		ICON Core Equity Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
Transactions in Fund Shares
Shares sold
Class I	3,096,208	3,125,554	1,260,372	3,491,672
Class C	71,019	114,827	125,482	183,620
Class Z	1,835	1,975	3,786	7,898
Class A	25,660	0.925	56,844	29,488
Reinvested dividends and distributions
Class I	795,208	700,903	16,133	128,576
Class C	20,535	16,834	–	34,209
Class Z	156	106	–	740
Class A	249	–	–	1,726
Shares repurchased
Class I	(8,382,077)	(6,448,096)	(4,156,795)	(2,411,026)
Class C	(128,801)	(143,069)	(877,121)	(1,230,820)
Class Z	(12,029)	(10,776)	(33,715)	(61,378)
Class A	(1,229)	–	(66,713)	(99,609)

Net increase/(decrease)	(4,513,266)	(2,641,741)	(3,671,727)	75,096

Shares outstanding, beginning of year	14,051,473	16,693,214	11,288,557	11,213,461

Shares outstanding, end of year	9,538,207	14,051,473	7,616,830	11,288,557

Accumulated undistributed net investment income/(loss)	$(329,386)	$(329,987)	$161,462	$168,474

The accompanying notes are an integral part of the financial statements.

52	FINANCIAL STATEMENTS

ICON Equity Income Fund		ICON Long/Short Fund		ICON Risk-Managed Equity Fund
Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

1,070,619	600,784	168,947	586,428	431,144	335,464
116,234	77,154	14,038	49,342	47,099	89,178
6,846	1,894	480	4,041	834	1,688
209,444	156,113	31,066	43,946	40,810	288,848

128,303	129,419	–	17,015	14,135	10,089
8,989	8,411	–	8,558	330	–
508	269	–	202	69	30
7,833	1,454	–	2,320	2,138	1,379

(2,120,602)	(1,345,972)	(478,602)	(946,546)	(693,438)	(2,195,558)
(73,121)	(86,142)	(350,539)	(560,432)	(96,498)	(155,945)
(1,444)	(582)	(7,938)	(4,033)	(1,092)	(2,874)
(73,851)	(41,307)	(82,587)	(93,559)	(232,103)	(59,543)

(720,242)	(498,505)	(705,135)	(892,718)	(486,572)	(1,687,244)

3,908,021	4,406,526	1,968,520	2,861,238	2,382,116	4,069,360

3,187,779	3,908,021	1,263,385	1,968,520	1,895,544	2,382,116

$ (42,834)	$28,158	$-	$(6)	$-	$29,973

FINANCIAL STATEMENTS	53

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Bond Fund
Class I
Year Ended September 30, 2011	$10.81	$0.45	$(0.47)	$(0.02)	$(0.45)	$(0.22)
Year Ended September 30, 2010	10.28	0.46	0.56	1.02	(0.45)	(0.04)
Year Ended September 30, 2009	9.44	0.40	0.84	1.24	(0.40)	-
Year Ended September 30, 2008	10.02	0.42	(0.55)	(0.13)	(0.45)	-
Year Ended September 30, 2007	10.00	0.44	0.03	0.47	(0.45)	-
Class C
Year Ended September 30, 2011	10.83	0.39	(0.46)	(0.07)	(0.39)	(0.22)
Year Ended September 30, 2010	10.30	0.39	0.57	0.96	(0.39)	(0.04)
Year Ended September 30, 2009	9.46	0.34	0.84	1.18	(0.34)	-
Year Ended September 30, 2008	10.05	0.35	(0.55)	(0.20)	(0.39)	-
Year Ended September 30, 2007	10.02	0.38	0.04	0.42	(0.39)	-
Class Z
Year Ended September 30, 2011	10.79	0.47	(0.46)	0.01	(0.47)	(0.22)
Year Ended September 30, 2010	10.26	0.48	0.57	1.05	(0.48)	(0.04)
Year Ended September 30, 2009	9.42	0.45	0.81	1.26	(0.42)	-
Year Ended September 30, 2008	10.02	0.44	(0.57)	(0.13)	(0.47)	-
Year Ended September 30, 2007	10.00	0.46	0.03	0.49	(0.47)	-
Class A
Year Ended September 30, 2011	10.81	0.46	(0.46)	0.00	(0.48)	(0.22)

54	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit(b)	Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit	Portfolio turnover rate(a)

$(0.67)	$10.12	(0.19)%	$91,558	1.11%	1.00%	4.14%	4.25%	32.13%
(0.49)	10.81	10.20%	146,277	1.13%	1.00%	4.21%	4.34%	63.47%
(0.40)	10.28	13.50%	166,145	1.09%	1.00%	4.08%	4.17%	73.71%
(0.45)	9.44	(1.48)%	100,985	1.08%	1.00%	4.06%	4.14%	73.47%
(0.45)	10.02	4.80%	123,102	1.09%	1.00%	4.34%	4.42%	34.40%

(0.61)	10.15	(0.68)%	3,879	2.16%	1.60%	3.11%	3.67%	32.13%
(0.43)	10.83	9.52%	4,544	2.46%	1.60%	2.88%	3.74%	63.47%
(0.34)	10.30	12.80%	4,441	2.40%	1.60%	2.75%	3.55%	73.71%
(0.39)	9.46	(2.16)%	2,725	2.42%	1.60%	2.71%	3.53%	73.47%
(0.39)	10.05	4.27%	1,491	3.15%	1.60%	2.28%	3.82%	34.40%

(0.69)	10.11	0.15%	881	1.18%	0.75%	4.08%	4.51%	32.13%
(0.52)	10.79	10.45%	1,049	1.39%	0.75%	3.95%	4.59%	63.47%
(0.42)	10.26	13.79%	1,087	1.91%	0.75%	3.34%	4.50%	73.71%
(0.47)	9.42	(1.43)%	8	186.00%	0.75%	(180.79)%	4.46%	73.47%
(0.47)	10.02	5.02%	11	31.60%	0.75%	(26.18)%	4.67%	34.40%

(0.70)	10.11	(0.02)%	249	5.83%	1.01%	(0.38)%	4.44%	32.13%

FINANCIAL HIGHLIGHTS	55

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Core Equity Fund
Class I
Year Ended September 30, 2011	$9.08	$0.04	$(0.16)	$(0.12)	$(0.02)	$-
Year Ended September 30, 2010	9.08	0.04	0.12	0.16	(0.16)	-
Year Ended September 30, 2009	11.24	0.10	(2.26)	(2.16)	-	-
Year Ended September 30, 2008	16.59	0.09	(4.07)	(3.98)	-	(1.37)
Year Ended September 30, 2007	15.22	0.02	2.46	2.48	-	(1.11)
Class C
Year Ended September 30, 2011	8.36	(0.05)	(0.14)	(0.19)	-	-
Year Ended September 30, 2010	8.37	(0.04)	0.11	0.07	(0.08)	-
Year Ended September 30, 2009	10.46	0.03	(2.12)	(2.09)	-	-
Year Ended September 30, 2008	15.66	(0.01)	(3.82)	(3.83)	-	(1.37)
Year Ended September 30, 2007	14.52	(0.10)	2.35	2.25	-	(1.11)
Class Z
Year Ended September 30, 2011	9.04	(0.07)	(0.15)	(0.22)	-	-
Year Ended September 30, 2010	9.07	(0.01)	0.11	0.10	(0.13)	-
Year Ended September 30, 2009	11.24	0.10	(2.27)	(2.17)	-	-
Year Ended September 30, 2008	16.62	0.09	(4.10)	(4.01)	-	(1.37)
Year Ended September 30, 2007	15.23	0.03	2.47	2.50	-	(1.11)
Class A
Year Ended September 30, 2011	8.67	(0.07)	(0.14)	(0.21)	-	-
Year Ended September 30, 2010	8.73	(0.08)	0.10	0.02	(0.08)	-
Year Ended September 30, 2009	10.92	0.01	(2.20)	(2.19)	-	-
Year Ended September 30, 2008	16.32	(0.01)	(4.02)	(4.03)	-	(1.37)
Year Ended September 30, 2007	15.09	(0.06)	2.40	2.34	-	(1.11)

56	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit	Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit	Portfolio turnover rate(a)

$(0.02)	$8.94	(1.33)%	$47,092	1.35%	1.35%	0.44%	0.44%	57.93%
(0.16)	9.08	1.70%	73,969	1.35%	1.35%	0.45%	0.45%	123.12%
-	9.08	(19.22)%	62,963	1.37%	1.37%	1.23%	1.23%	208.48%
(1.37)	11.24	(25.99)%	76,606	1.27%	1.27%	0.67%	0.67%	173.81%
(1.11)	16.59	17.05%	88,246	1.24%	1.23%	0.12%	0.13%	116.81%

-	8.17	(2.27)%	17,884	2.27%	2.27%	(0.50)%	(0.50)%	57.93%
(0.08)	8.36	0.84%	24,573	2.25%	2.25%	(0.45)%	(0.45)%	123.12%
-	8.37	(19.98)%	33,089	2.25%	2.25%	0.44%	0.44%	208.48%
(1.37)	10.46	(26.61)%	55,364	2.05%	2.05%	(0.09)%	(0.09)%	173.81%
(1.11)	15.66	16.25%	92,350	2.02%	2.02%	(0.68)%	(0.67)%	116.81%

-	8.82	(2.43)%	133	2.52%	2.52%	(0.72)%	(0.72)%	57.93%
(0.13)	9.04	1.10%	406	1.90%	1.90%	(0.06)%	(0.06)%	123.12%
-	9.07	(19.31)%	887	1.45%	1.45%	1.27%	1.27%	208.48%
(1.37)	11.24	(26.11)%	1,222	1.34%	1.34%	0.65%	0.65%	173.81%
(1.11)	16.62	17.18%	1,320	1.18%	1.18%	0.17%	0.17%	116.81%

-	8.46	(2.42)%	1,245	2.52%	2.52%	(0.75)%	(0.75)%	57.93%
(0.08)	8.67	0.22%	1,362	2.68%	2.68%	(0.88)%	(0.88)%	123.12%
-	8.73	(20.05)%	1,969	2.43%	2.43%	0.11%	0.11%	208.48%
(1.37)	10.92	(26.76)%	1,878	2.09%	2.09%	(0.08)%	(0.08)%	173.81%
(1.11)	16.32	16.25%	1,390	1.66%	1.65%	(0.42)%	(0.41)%	116.81%

FINANCIAL HIGHLIGHTS	57

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Equity Income Fund
Class I
Year Ended September 30, 2011	$11.00	$0.45	$(0.71)	$(0.26)	$(0.47)	$-
Year Ended September 30, 2010	10.28	0.45	0.66	1.11	(0.39)	-
Year Ended September 30, 2009	11.87	0.40	(1.59)	(1.19)	(0.40)	-
Year Ended September 30, 2008	16.48	0.34	(3.00)	(2.66)	(0.31)	(1.64)
Year Ended September 30, 2007	14.94	0.29	2.26	2.55	(0.34)	(0.67)
Class C
Year Ended September 30, 2011	10.85	0.37	(0.72)	(0.35)	(0.34)	-
Year Ended September 30, 2010	10.16	0.36	0.64	1.00	(0.31)	-
Year Ended September 30, 2009	11.73	0.32	(1.56)	(1.24)	(0.33)	-
Year Ended September 30, 2008	16.33	0.21	(2.97)	(2.76)	(0.20)	(1.64)
Year Ended September 30, 2007	14.85	0.14	2.23	2.37	(0.22)	(0.67)
Class Z
Year Ended September 30, 2011	10.96	0.50	(0.71)	(0.21)	(0.54)	-
Year Ended September 30, 2010	10.26	0.47	0.64	1.11	(0.41)	-
Year Ended September 30, 2009	11.84	0.41	(1.57)	(1.16)	(0.42)	-
Year Ended September 30, 2008	16.46	0.38	(3.04)	(2.66)	(0.32)	(1.64)
Year Ended September 30, 2007	14.94	0.30	2.26	2.56	(0.37)	(0.67)
Class A
Year Ended September 30, 2011	10.90	0.47	(0.71)	(0.24)	(0.51)	-
Year Ended September 30, 2010	10.21	0.46	0.63	1.09	(0.40)	-
Year Ended September 30, 2009	11.80	0.38	(1.57)	(1.19)	(0.40)	-
Year Ended September 30, 2008	16.40	0.31	(2.99)	(2.68)	(0.28)	(1.64)
Year Ended September 30, 2007	14.92	0.27	2.22	2.49	(0.34)	(0.67)

58	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation and transfer agent earnings credit		After expense limitation and transfer agent earnings credit(b)	Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit	Portfolio turnover rate(a)
$(0.47)	$10.27	(2.73)%	$25,775	1.47%		1.45%	3.82%	3.84%	142.75%
(0.39)	11.00	10.93%	37,731	1.53%		1.45%	4.12%	4.20%	123.33%
(0.40)	10.28	(9.48)%	41,623	1.40%		1.40%	4.58%	4.58%	148.56%
(1.95)	11.87	(17.76)%	98,501	1.23	%(d)	1.23%	2.48%	2.48%	132.93%
(1.01)	16.48	17.67%	124,668	1.23	%(e)	1.22%	1.86%	1.86%	121.30%

(0.34)	10.16	(3.47)%	3,874	2.53%		2.20%	2.85%	3.18%	142.75%
(0.31)	10.85	9.99%	3,569	2.97%		2.20%	2.68%	3.46%	123.33%
(0.33)	10.16	(10.12)%	3,348	2.69%		2.21%	3.21%	3.69%	148.56%
(1.84)	11.73	(18.60)%	4,461	2.34	%(d)	2.20%	1.40%	1.54%	132.93%
(0.89)	16.33	16.45%	5,331	2.33	%(e)	2.21%	0.75%	0.87%	121.30%

(0.54)	10.21	(2.40)%	142	3.99%		1.20%	1.45%	4.24%	142.75%
(0.41)	10.96	11.04%	88	7.66%		1.20%	(2.01)%	4.45%	123.33%
(0.42)	10.26	(9.20)%	66	8.73%		1.21%	(2.83)%	4.69%	148.56%
(1.96)	11.84	(17.81)%	81	11.18	%(d)	1.20%	(7.14)%	2.84%	132.93%
(1.04)	16.46	17.74%	40	11.08	%(e)	1.21%	(7.96)%	1.92%	121.30%

(0.51)	10.15	(2.66)%	2,871	1.91%		1.45%	3.55%	4.01%	142.75%
(0.40)	10.90	10.84%	1,521	4.59%		1.45%	1.19%	4.32%	123.33%
(0.40)	10.21	(9.53)%	237	5.68%		1.46%	0.26%	4.48%	148.56%
(1.92)	11.80	(17.98)%	281	5.40	%(d)	1.44%	(1.67)%	2.29%	132.93%
(1.01)	16.40	17.29%	322	3.77	%(e)	1.45%	(0.60)%	1.73%	121.30%

FINANCIAL HIGHLIGHTS	59

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Long/Short Fund(c)
Class I
Year Ended September 30, 2011	$11.85	$(0.02)	$(0.31)	$(0.33)	$-	$-
Year Ended September 30, 2010	11.73	-	0.28	0.28	(0.16)	-
Year Ended September 30, 2009	13.76	0.16	(1.91)	(1.75)	(0.28)	-
Year Ended September 30, 2008	19.26	0.13	(4.86)	(4.73)	(0.03)	(0.74)
Year Ended September 30, 2007	17.19	0.07	2.47	2.54	(0.04)	(0.43)
Class C
Year Ended September 30, 2011	11.29	(0.11)	(0.29)	(0.40)	-	-
Year Ended September 30, 2010	11.19	(0.08)	0.27	0.19	(0.09)	-
Year Ended September 30, 2009	13.13	0.06	(1.81)	(1.75)	(0.19)	-
Year Ended September 30, 2008	18.54	-	(4.67)	(4.67)	-	(0.74)
Year Ended September 30, 2007	16.67	(0.08)	2.38	2.30	-	(0.43)
Class Z
Year Ended September 30, 2011	11.90	0.02	(0.31)	(0.29)	-	-
Year Ended September 30, 2010	11.80	0.03	0.29	0.32	(0.22)	-
Year Ended September 30, 2009	13.81	0.17	(1.89)	(1.72)	(0.29)	-
Year Ended September 30, 2008	19.30	0.18	(4.93)	(4.75)	-	(0.74)
Year Ended September 30, 2007	17.29	0.10	2.41	2.51	(0.07)	(0.43)
Class A
Year Ended September 30, 2011	11.77	(0.02)	(0.31)	(0.33)	-	-
Year Ended September 30, 2010	11.67	-	0.28	0.28	(0.18)	-
Year Ended September 30, 2009	13.69	0.14	(1.88)	(1.74)	(0.28)	-
Year Ended September 30, 2008	19.20	0.10	(4.85)	(4.75)	(0.02)	(0.74)
Year Ended September 30, 2007	17.18	0.05	2.46	2.51	(0.06)	(0.43)

60	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit(b)	Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit	Portfolio turnover rate(a)
$-	$11.52	(2.78)%	$7,423	2.32%	1.94%	(0.56)%	(0.18)%	67.28%
(0.16)	11.85	2.32%	11,306	2.90%	2.45%	(0.44)%	0.01%	136.50%
(0.28)	11.73	(12.40)%	15,209	2.03%	1.97%	1.44%	1.50%	131.79%
(0.77)	13.76	(25.43)%	93,243	1.47%	1.47%	0.78%	0.78%	174.59%
(0.47)	19.26	15.05%	238,943	1.46%	1.46%	0.39%	0.39%	105.00%
-	10.89	(3.54)%	5,546	3.14%	2.70%	(1.38)%	(0.94)%	67.28%
(0.09)	11.29	1.65%	9,547	3.60%	3.19%	(1.14)%	(0.73)%	136.50%
(0.19)	11.19	(13.10)%	15,093	2.95%	2.81%	0.44%	0.58%	131.79%
(0.74)	13.13	(26.09)%	27,148	2.31%	2.31%	(0.01)%	(0.01)%	174.59%
(0.43)	18.54	14.05%	43,986	2.33%	2.32%	(0.48)%	(0.47)%	105.00%
-	11.61	(2.44)%	42	7.76%	1.65%	(5.96)%	0.15%	67.28%
(0.22)	11.90	2.63%	132	5.80%	2.15%	(3.39)%	0.25%	136.50%
(0.29)	11.80	(12.10)%	128	4.40%	1.73%	(1.12)%	1.55%	131.79%
(0.74)	13.81	(25.45)%	540	2.37%	1.44%	0.16%	1.09%	174.59%
(0.50)	19.30	14.81%	447	1.25%	1.25%	0.55%	0.55%	105.00%
-	11.44	(2.80)%	1,213	3.23%	1.91%	(1.46)%	(0.14)%	67.28%
(0.18)	11.77	2.34%	1,855	3.65%	2.45%	(1.21)%	(0.01)%	136.50%
(0.28)	11.67	(12.39)%	2,390	2.64%	2.06%	0.76%	1.34%	131.79%
(0.76)	13.69	(25.61)%	4,859	1.72%	1.72%	0.63%	0.63%	174.59%
(0.49)	19.20	14.94%	6,481	1.68%	1.67%	0.27%	0.26%	105.00%

FINANCIAL HIGHLIGHTS	61

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Risk-Managed Equity Fund
Class I
Year Ended September 30, 2011	$10.76	$0.09	$(0.05)	$0.04	$(0.11)	$-
Year Ended September 30, 2010	10.43	0.06	0.31	0.37	(0.04)	-
Year Ended September 30, 2009	11.28	0.15	(0.85)	(0.70)	(0.15)	-
Year Ended September 30, 2008	13.18	0.12	(1.39)	(1.27)	(0.10)	(0.53)
Year Ended September 30, 2007	13.80	(0.02)	1.64	1.62	(0.01)	(2.23)
Class C
Year Ended September 30, 2011	10.15	0.01	(0.05)	(0.04)	(0.02)	-
Year Ended September 30, 2010	9.88	(0.02)	0.29	0.27	-	-
Year Ended September 30, 2009	10.72	0.05	(0.79)	(0.74)	(0.10)	-
Year Ended September 30, 2008	12.61	0.01	(1.32)	(1.31)	(0.05)	(0.53)
Year Ended September 30, 2007	13.39	(0.11)	1.56	1.45	-	(2.23)
Class Z
Year Ended September 30, 2011	10.96	0.12	(0.05)	0.07	(0.15)	-
Year Ended September 30, 2010	10.61	0.08	0.33	0.41	(0.06)	-
Year Ended September 30, 2009	11.46	0.22	(0.91)	(0.69)	(0.16)	-
Year Ended September 30, 2008	13.37	0.15	(1.43)	(1.28)	(0.10)	(0.53)
Year Ended September 30, 2007	13.94	0.01	1.65	1.66	-	(2.23)
Class A
Year Ended September 30, 2011	10.72	0.09	(0.05)	0.04	(0.10)	-
Year Ended September 30, 2010	10.39	0.05	0.33	0.38	(0.05)	-
Year Ended September 30, 2009	11.25	0.09	(0.80)	(0.71)	(0.15)	-
Year Ended September 30, 2008	13.15	0.10	(1.38)	(1.28)	(0.09)	(0.53)
Year Ended September 30, 2007	13.80	(0.03)	1.65	1.62	(0.04)	(2.23)

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
(a)	Portfolio turnover is calculated at the Fund level.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(c)	The Fund’s operating expenses, not including dividends on short positions, are contractually limited to 1.55% for Class I, 2.30% for Class C, 1.25% for Class Z and 1.55% for Class A. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
(d)	The ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including expenses that were paid on behalf of the Fund by a third party related to a tax matter were 1.43%, 2.54%, 11.38% and 5.60% for Class I, C, Z and A, respectively.
(e)	The ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including a potential Internal Revenue Code section 860 deficiency dividend expense were 1.81%, 2.91%, 11.66% and 4.35% for Class I, C, Z and A, respectively.

The accompanying notes are an integral part of the financial statements.

62	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit(b)	Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit	Portfolio turnover rate(a)
$(0.11)	$10.69	0.31%	$15,997	1.78%	1.49%	0.51%	0.80%	67.61%
(0.04)	10.76	3.56%	18,768	1.82%	1.56%	0.26%	0.52%	114.34%
(0.15)	10.43	(5.98)%	37,475	1.44%	1.44%	1.62%	1.62%	194.31%
(0.63)	11.28	(10.04)%	82,599	1.30%	1.30%	0.93%	0.93%	184.47%
(2.24)	13.18	12.51%	77,195	1.50%	1.50%	(0.11)%	(0.11)%	150.42%

(0.02)	10.09	(0.45)%	2,099	2.95%	2.23%	(0.66)%	0.06%	67.61%
-	10.15	2.73%	2,609	3.36%	2.30%	(1.27)%	(0.21)%	114.34%
(0.10)	9.88	(6.69)%	3,199	2.72%	2.24%	0.06%	0.54%	194.31%
(0.58)	10.72	(10.85)%	4,207	2.52%	2.21%	(0.24)%	0.07%	184.47%
(2.23)	12.61	11.53%	2,291	2.76%	2.25%	(1.34)%	(0.83)%	150.42%

(0.15)	10.88	0.51%	60	7.22%	1.23%	(4.94)%	1.05%	67.61%
(0.06)	10.96	3.90%	62	10.41%	1.31%	(8.34)%	0.75%	114.34%
(0.16)	10.61	(5.79)%	72	3.55%	1.24%	(0.10)%	2.21%	194.31%
(0.63)	11.46	(9.99)%	422	4.39%	1.21%	(1.98)%	1.20%	184.47%
(2.23)	13.37	12.67%	37	17.99%	1.25%	(16.64)%	0.10%	150.42%

(0.10)	10.66	0.32%	1,982	2.08%	1.48%	0.20%	0.80%	67.61%
(0.05)	10.72	3.69%	4,020	2.62%	1.59%	(0.57)%	0.46%	114.34%
(0.15)	10.39	(6.05)%	1,501	2.87%	1.49%	(0.43)%	0.95%	194.31%
(0.62)	11.25	(10.18)%	863	3.75%	1.46%	(1.44)%	0.85%	184.47%
(2.27)	13.15	12.51%	294	7.12%	1.49%	(5.85)%	(0.22)%	150.42%

FINANCIAL HIGHLIGHTS	63

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

1.  Organization

The ICON Bond Fund (“Bond Fund”), ICON Core Equity Fund (“Core Equity Fund”), ICON Equity Income Fund (“Equity Income Fund”), ICON Long/Short Fund (“Long/Short Fund”) and ICON Risk-Managed Equity Fund (“Risk-Managed Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund has four classes of shares: Class I, Class C, Class Z and Class A. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently twelve other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Core Equity Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Long/Short Fund is capital appreciation. The investment objective of the Risk-Managed Equity Fund is modest capital appreciation and to maximize realized gains.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund may invest in medium-and lower-quality debt securities. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. The Long/Short Fund engages in short selling; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. The Risk-Managed

64	NOTES TO FINANCIAL STATEMENTS

Equity Fund invests in call options; call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

The Core Equity Fund has a significant weighting in the Industrials sector and the Consumer Discretionary sector which may cause the Fund’s performance to be susceptible to the economic, business and/or other developments that may affect those sectors.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTES TO FINANCIAL STATEMENTS	65

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued as of the closing price at the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities that traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local

66	NOTES TO FINANCIAL STATEMENTS

market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Investments in other open-end investment companies are valued at net asset value.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2011:

	Level 1	Level 2	Total

ICON Bond Fund*
Assets
Corporate Bonds	$-	$77,504,158	$77,504,158
U.S. Treasury Obligations	-	5,483,750	5,483,750
Foreign Corporate Bonds	-	7,490,574	7,490,574
Foreign Government Bond	-	553,750	553,750
Collateral for Securities on Loan	-	6,560,230	6,560,230
Short-Term Investments	-	4,326,005	4,326,005

Total	$-	$101,918,467	$101,918,467

NOTES TO FINANCIAL STATEMENTS	67

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Level 1	Level 2	Total

ICON Core Equity Fund*
Assets
Common Stocks	$66,388,370	$-	$66,388,370
Collateral for Securities on Loan	-	1,841,798	1,841,798

Total	$66,388,370	$1,841,798	$68,230,168

ICON Equity Income Fund*
Assets
Common Stocks	$28,740,413	$-	$28,740,413
Preferred Stocks	1,023,492	-	1,023,492
Corporate Bonds	-	2,032,349	2,032,349
Convertible Corporate Bonds	-	239,750	239,750
Convertible Preferred Stock	231,800	-	231,800
Call Options Purchased	33,412	-	33,412
Collateral for Securities on Loan	-	2,154,862	2,154,862

Total	$30,029,117	$4,426,961	$34,456,078

ICON Long/Short Fund*
Assets
Common Stocks	$14,236,749	$-	$14,236,749
Collateral for Securities on Loan	-	5,194	5,194

Total	$14,236,749	$5,194	$14,241,943

Liabilities
Securities Sold Short
Common Stock	$(388,242)	$-	$(388,242)
Exchange Traded Funds	(441,363)	-	(441,363)

Total	$(829,605)	$-	$(829,605)

ICON Risk-Managed Equity Fund*
Assets
Common Stocks	$20,196,352	$-	$20,196,352
Put Option Purchased	216,225	-	216,225
Short-Term Investments	-	305,123	305,123

Total	$20,412,577	$305,123	$20,717,700

Liabilities
Written Call Options	$(186,750)	$-	$(186,750)

Total	$(186,750)	$-	$(186,750)

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Credit Diversification tables for additional security details.

68	NOTES TO FINANCIAL STATEMENTS

There were no Level 3 securities held in any of the Funds at September 30, 2011.

For the year ended September 30, 2011, there was no significant security transfer activity between Level 1 and Level 2.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2011 was limited to purchased and written options.

The Risk-Managed Equity Fund’s primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the

NOTES TO FINANCIAL STATEMENTS	69

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limited gains, lack of liquidity for the option and lack of liquidity for the security or securities index.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

As of September 30, 2011, the Equity Income Fund engaged in purchased call option transactions and the Risk-Managed Equity Fund engaged in written call and purchased put options transactions. All open option contracts are included on each Fund’s Schedule of Investments.

The Risk-Managed Equity Fund’s written options are collateralized by cash and/or securities held in a segregated account at the Fund’s custodian. The securities pledged as collateral are included on the Schedule of Investments. Such collateral is restricted from the Fund’s use. The cash collateral held for the prime broker and/or borrowings from the prime broker are included on the Statement of Assets and Liabilities.

70	NOTES TO FINANCIAL STATEMENTS

The number of options contracts written and the premiums received by the Risk-Managed Equity Fund during the year ended September 30, 2011, were as follows:

	Risk-Managed Equity Fund
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	130	$247,668
Options written during period	2,470	6,221,851
Options closed during period	(2,525)	(6,218,781)

Options outstanding, end of period	75	$250,738

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Fair Values of Derivative Instruments as of September 30, 2011

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Purchased option contracts
Equity risk
ICON Equity Income Fund	Investments, at value	$33,412	Investments, at value	$-
ICON Risk-Managed Equity Fund		216,225		-
Written option contracts
Equity risk
ICON Risk-Managed Equity Fund	Options written, at value	$-	Options written, at value	$186,750

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Purchased option contracts
Equity risk
ICON Equity Income Fund	Net realized gain/(loss) from	$(324,613)
ICON Risk-Managed Equity Fund	investment transactions	(432,358)
Written option contracts
Equity risk
ICON Risk-Managed Equity Fund	Net realized gain/(loss) from written option transactions	$(327,694)

NOTES TO FINANCIAL STATEMENTS	71

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Purchased option contracts
Equity risk
ICON Equity Income Fund	Change in unrealized net	$173,495
ICON Risk-Managed Equity Fund	appreciation/(depreciation) on investments	105,919
Written option contracts
Equity risk
ICON Risk-Managed Equity Fund	Change in unrealized net appreciation/(depreciation) on written options	$71,420

For the year ended September 30, 2011, the Funds’ quarterly holdings of options contracts were as follows:

	ICON Equity Income Fund	ICON Risk- Managed Equity Fund	ICON Risk- Managed Equity Fund
Quarter Ended	Number of Options Purchased Contracts Outstanding		Number of Options Written Contracts Outstanding
December 31, 2010	871	200	180
March 31, 2011	820	50	150
June 30, 2011	819	35	120
September 30, 2011	1,681	45	75

The Funds value derivatives at fair value, as described below, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Short Sales

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. The Long/Short Fund enters into short positions in equity securities identified as being overvalued.

Short sales involve market risk. If a security sold short increases in price, the Long/Short Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. These short sales are collateralized

72	NOTES TO FINANCIAL STATEMENTS

by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Fund’s custodian. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is restricted from use. The cash collateral that is restricted from use is included on the Statement of Assets and Liabilities as “Deposits for short sales.” The securities pledged as collateral that are restricted from use are included on the Schedule of Investments. Dividends received on short sales are treated as an expense on the Statement of Operations. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund’s prime broker. As of September 30, 2011, the Long/Short Fund engaged in short selling. The short positions are included in the Schedule of Securities Sold Short on the Schedule of Investments.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to non-affiliated qualified parties. The Funds seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are on loan; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. The cash collateral is invested in the State Street Navigator Prime Portfolio and is disclosed on the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

As of September 30, 2011, the following Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
ICON Bond Fund	$6,216,808	$6,560,230
ICON Core Equity Fund	1,788,475	1,841,798
ICON Equity Income Fund	2,031,367	2,154,862
ICON Long/Short Fund	5,100	5,194
ICON Risk-Managed Equity Fund	-	-

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2011. It may also include collateral received from the pre-funding of loans.

NOTES TO FINANCIAL STATEMENTS	73

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund and the Risk-Managed Equity Fund intend to distribute net investment income, if any, to shareholders quarterly. The other Funds distribute income, if any, annually. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforwards. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the

74	NOTES TO FINANCIAL STATEMENTS

dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are the class level expenses that are included on the Statement of Operations:

Fund	Legal Expense	Printing And Postage Expense	Transfer Agent Expense
ICON Bond Fund
Class I	$16,173	$20,089	$73,565
Class C	512	599	11,475
Class Z	124	152	3,500
Class A	7	5	2,587
ICON Core Equity Fund
Class I	8,655	36,708	59,873
Class C	3,149	13,416	54,305
Class Z	27	113	3,454
Class A	200	870	6,142
ICON Equity Income Fund
Class I	4,953	17,733	45,239
Class C	530	1,880	10,858
Class Z	16	56	3,302
Class A	361	1,276	5,210

NOTES TO FINANCIAL STATEMENTS	75

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund	Legal Expense	Printing And Postage Expense	Transfer Agent Expense
ICON Long/Short Fund
Class I	$1,554	$3,285	$22,723
Class C	1,219	3,050	20,859
Class Z	10	30	3,325
Class A	222	486	5,485
ICON Risk-Managed Equity Fund
Class I	2,832	17,251	33,230
Class C	404	2,430	8,392
Class Z	10	59	3,226
Class A	525	3,089	5,904

3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily net assets of the Bond Fund, 0.75% of average daily net assets of the Core Equity, Equity Income and Risk-Managed Equity Funds, and 0.85% of average daily net assets of the Long/Short Fund.

ICON Advisers has contractually agreed to limit the Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Class I	Class C	Class Z	Class A
ICON Bond Fund	1.00%	1.60%	0.75%	1.00%
ICON Equity Income Fund	1.45%	2.20%	1.20%	1.45%
ICON Long/Short Fund	1.55%	2.30%	1.25%	1.55%
ICON Risk-Managed Equity Fund	1.45%	2.20%	1.20%	1.45%

The Funds’ expense limitations, excluding the Bond Fund Class A, will continue in effect until at least January 31, 2021. The Bond Fund Class A will continue in effect until at least January 31, 2013. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund

76	NOTES TO FINANCIAL STATEMENTS

operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2011 the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2012	2013	2014
ICON Bond Fund	$143,964	$245,979	$167,544
ICON Equity Income Fund	35,498	73,119	38,479
ICON Long/Short Fund	60,531	150,441	93,442
ICON Risk-Managed Equity Fund	33,743	138,234	95,012

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the fund accounting agent for the funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction cusip charges. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2011, each Funds’ payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which

NOTES TO FINANCIAL STATEMENTS	77

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement with State Street to which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual distribution and service fee of 0.85% of average daily net assets and Class I and Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual distribution and service fee of 1.00% of average daily net assets for Class C shares and an annual distribution and service fee of 0.25% of average daily net assets for Class I shares and Class A shares. The total amount paid under the 12b-1 plans by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 86% by the Trust and 14% by ICON Advisers. For the year ended September 30, 2011, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

Some of the distribution amounts received by IDI, discussed in the Distribution Fees section above, have been used to offset various shareholder servicing costs incurred by ICON Advisers. For the year ended September 30, 2011, this amount was $7,992.

78	NOTES TO FINANCIAL STATEMENTS

4.  Borrowings

The Trust has entered into Lines of Credit agreements with State Street to provide temporary funding for redemption requests. The maximum borrowing is limited to $150 million. Interest on domestic borrowings is charged at the higher of the Federal Funds Rate effective on that day and the Overnight LIBOR Rate effective on that day plus 1.25%. The Funds may have borrowings with the prime broker as a result of brokerage requirements. Interest on domestic borrowing with the prime broker is charged at the Fed Funds rate plus 0.50%. The average interest rate charged for ICON Bond Fund, ICON Core Equity Fund and ICON Equity Income Fund for the year ended September 30, 2011 was 1.44%. The average interest rate charged for ICON Long/Short Fund for the year ended September 30, 2011 was 2.02%. The average interest rate charged for ICON Risk-Managed Equity Fund for the year ended September 30, 2011 was 2.08%.

Fund	Average Borrowing (10/1/10-9/30/11)
ICON Bond Fund	$226,534
ICON Core Equity Fund*	265,663
ICON Equity Income Fund*	88,878
ICON Long/Short Fund*	369,075
ICON Risk-Managed Equity Fund*	1,184,941

*	Fund had outstanding borrowings under these agreements as of September 30, 2011.

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding securities sold short, short-term securities and written options contracts) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
ICON Bond Fund	$35,808,316	$76,458,099	$5,555,955	$14,349,341
ICON Core Equity Fund	52,733,314	90,956,093	-	-
ICON Equity Income Fund	63,932,443	71,155,482	1,003,930	1,869,806
ICON Long/Short Fund	12,270,147	22,897,943	-	-
ICON Risk-Managed Equity Fund	16,862,018	22,832,093	-	-

NOTES TO FINANCIAL STATEMENTS	79

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables include losses the Funds may be able to offset against gains recognized in future years. The accumulated losses noted represent net capital loss carryforwards as of September 30, 2011 and post-October losses that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

For the year ended September 30, 2011 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires

ICON Core Equity Fund	$23,715,124	2017
	19,833,424	2018
ICON Equity Income Fund	9,397,439	2017
	19,089,764	2018
ICON Long/Short Fund	43,306,180	2017
	19,325,857	2018
ICON Risk-Managed Equity Fund	5,993,077	2017
	14,212,596	2018

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2011 the Funds utilized capital loss carryforwards:

Fund	Amount
ICON Core Equity Fund	$10,265,321
ICON Equity Income Fund	5,627,077
ICON Long/Short Fund	853,303
ICON Risk-Managed Equity Fund	2,242,574

80	NOTES TO FINANCIAL STATEMENTS

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2011, were as follows:

	Distributions Paid from		Total Distributions Paid
Fund	Ordinary Income	Net Long-Term Gains

ICON Bond Fund	$7,853,451	$1,064,414	$8,917,865
ICON Core Equity Fund	168,477	-	168,477
ICON Equity Income Fund	1,710,940	-	1,710,940
ICON Long/Short Fund	-	-	-
ICON Risk-Managed Equity Fund	203,631	-	203,631

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2010, were as follows:

	Distributions Paid from		Total Distributions Paid
Fund	Ordinary Income	Net Long-Term Gains
ICON Bond Fund	$7,731,554	$158,909	$7,890,463
ICON Core Equity Fund	1,543,355	-	1,543,355
ICON Equity Income Fund	1,655,386	-	1,655,386
ICON Long/Short Fund	370,083	-	370,083
ICON Risk-Managed Equity Fund	130,024	-	130,024

NOTES TO FINANCIAL STATEMENTS	81

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Net Long- Term-Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/ (Deficit)

ICON Bond Fund	$29,622	$1,686,187	$1,715,809	$(359,008)	$-	$1,948,292	$3,305,093
ICON Core Equity Fund	161,462	-	161,462	-	(43,548,548)	(747,369)	(44,134,455)
ICON Equity Income Fund	314,548	-	314,548	(357,382)	(28,487,200)	(3,360,908)	(31,890,942)
ICON Long/Short Fund	-	-	-	-	(62,632,037)	(400,656)	(63,032,693)
ICON Risk-Managed Equity Fund	-	-	-	-	(20,205,673)	893,563	(19,312,110)

*	Differences between the financial statement distribution payable and the tax basis distribution payable are a result of accrual based accounting and cash basis accounting used for federal tax reporting purposes.

**	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

As of September 30, 2011, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation/ (Depreciation)
ICON Bond Fund	$99,970,175	$4,063,592	$(2,115,300)	$1,948,292
ICON Core Equity Fund	68,977,537	7,225,049	(7,972,418)	(747,369)
ICON Equity Income Fund	37,816,771	1,050,301	(4,410,994)	(3,360,693)
ICON Long/Short Fund	14,684,957	1,189,185	(1,632,199)	(443,014)
ICON Risk-Managed Equity Fund	19,787,165	2,264,378	(1,269,855)	994,523

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Funds. Under the Act, future capital

82	NOTES TO FINANCIAL STATEMENTS

losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for each Fund’s fiscal year ending 2012.

7.  Subsequent Events

The Board of Trustees has decided to merge Class I shares into Class A shares of all Diversified Funds effective January 23, 2012. Please visit www.iconfunds.com for additional information regarding these share class mergers.

Class Z shares of each Fund will be renamed Class S shares effective January 23, 2012. The Class S shares will be offered to platform sales and to investment representatives through fee-based products or accounts, as well as institutional investors. ICON reserves the right to change or waive the investment criteria for the Class S shares.

Effective January 23, 2012, the Core Equity Fund will change its name to the ICON Fund and enter into an expense limitation agreement with ICON Advisers contractually limiting expenses (exclusive of brokerage, interest, taxes, dividends on short sales and extraordinary expenses) to 1.25%, 1.50% and 2.25% of average net assets for Class S, Class A and Class C, respectively.

Subsequent to year end, the ICON Funds suspended participation in the securities lending program.

NOTES TO FINANCIAL STATEMENTS	83

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Bond Fund, ICON Core Equity Fund, ICON Equity Income Fund, ICON Long/Short Fund, and ICON Risk-Managed Equity Fund (five of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2011, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 18, 2011

84	REPORT OF ACCOUNTING FIRM

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2011 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/11 – 9/30/11).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

EXPENSE EXAMPLE	85

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period 4/1/11-9/30/11*	Annualized Expense Ratio 4/1/11 - 9/30/11
Actual Expenses
ICON Bond Fund
Class I	$1,000.00	$994.80	$5.02	1.00%
Class C	1,000.00	992.90	8.02	1.60%
Class Z	1,000.00	997.00	3.78	0.75%
Class A	1,000.00	995.80	5.04	1.00%
ICON Core Equity Fund
Class I	1,000.00	812.70	6.42	1.41%
Class C	1,000.00	808.90	10.46	2.31%
Class Z	1,000.00	812.90	6.90	1.52%
Class A	1,000.00	808.00	11.55	2.55%
ICON Equity Income Fund
Class I	1,000.00	853.70	6.74	1.45%
Class C	1,000.00	850.20	10.20	2.20%
Class Z	1,000.00	855.20	5.58	1.20%
Class A	1,000.00	854.10	6.74	1.45%
ICON Long/Short Fund
Class I	1,000.00	861.00	7.89	1.69%
Class C	1,000.00	857.50	11.36	2.44%
Class Z	1,000.00	862.60	6.50	1.39%
Class A	1,000.00	860.80	7.91	1.69%
ICON Risk-Managed Equity Fund
Class I	1,000.00	910.40	7.11	1.48%
Class C	1,000.00	907.00	10.68	2.23%
Class Z	1,000.00	911.20	5.92	1.24%
Class A	1,000.00	910.10	7.11	1.48%
Hypothetical (assuming a 5% return before expenses)
ICON Bond Fund
Class I	1,000.00	1,020.03	5.09
Class C	1,000.00	1,017.02	8.11
Class Z	1,000.00	1,021.28	3.82
Class A	1,000.00	1,020.02	5.10
ICON Core Equity Fund
Class I	1,000.00	1,017.98	7.15
Class C	1,000.00	1,013.50	11.64
Class Z	1,000.00	1,017.45	7.68
Class A	1,000.00	1,012.29	12.86

86	EXPENSE EXAMPLE

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period 4/1/11-9/30/11*	Annualized Expense Ratio 4/1/11 - 9/30/11
ICON Equity Income Fund
Class I	$1,000.00	$1,017.80	$7.33
Class C	1,000.00	1,014.04	11.11
Class Z	1,000.00	1,019.05	6.07
Class A	1,000.00	1,017.80	7.33
ICON Long/Short Fund
Class I	1,000.00	1,016.59	8.55
Class C	1,000.00	1,012.84	12.31
Class Z	1,000.00	1,018.09	7.04
Class A	1,000.00	1,016.57	8.57
ICON Risk-Managed Equity Fund
Class I	1,000.00	1,017.62	7.51
Class C	1,000.00	1,013.86	11.28
Class Z	1,000.00	1,018.87	6.26
Class A	1,000.00	1,017.63	7.51

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

EXPENSE EXAMPLE	87

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 60, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 61. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2006 to present), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to present) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to present). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

John C. Pomeroy, Jr., 64. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director

88	TRUSTEES AND OFFICERS

of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 63. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 60, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Erik L. Jonson, 62. Mr. Jonson has been a Vice President and Principal Financial Officer/Treasurer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) and Secretary (2005 and 1998 to 2002) of ICON Advisers; Chief Financial Officer, Secretary and Director (1998 to present) of IM&R; and Executive Vice President and Treasurer/Financial Principal (1996 to present) of IDI.

Jessica Seidlitz, 33. Ms. Seidlitz serves as the Assistant Treasurer of the Funds (2007 to present). She also serves as the Mutual Fund Controller of ICON Advisers (2005 to present). Previously, she was a Senior Associate/Associate at PricewaterhouseCoopers LLP (2001 to 2004).

Donald Salcito, 58. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

TRUSTEES AND OFFICERS	89

Brian Harding, 32. Mr. Harding serves as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2008 to present). Mr. Harding also serves as Chief Compliance Officer of ICON Advisers (2011 to present). Previously, he was a Manager (2007 to 2008) and a Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

90	TRUSTEES AND OFFICERS

OTHER INFORMATION

Renewal of Investment Advisory Agreements

On August 15, 2011, the Board of Trustees, including a majority of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2011.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services provided and to be provided to each Fund by ICON under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses (the “Lipper report”). The data also included an analysis of the Funds’ ratings on the AthenaInvest system (the “AthenaInvest data”) and a presentation on ICON’s investment model. AthenaInvest is an affiliate of the Adviser. The Board of Trustees met on August 4 and 19, 2011 to discuss the data. Management personnel discussed the data for and with those present. Included in the discussion was a briefing on the sales and marketing initiatives, the different classes of shares being offered by the Trust and efficiencies in connection with administering services to the Funds/various classes of shares.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

OTHER INFORMATION	91

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the Lipper report and the AthenaInvest data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. Management noted that ICON modified the valuation methodology at the end of 2008 to better account for systemic risk. ICON implemented the modified valuation methodology in February 2009. During the discussion, management personnel noted that the markets continue to experience volatility and that when the markets are volatile, relative strength readings are also more volatile and less reliable It was also noted that volatility has affected ICON’s performance; that this had been the case for much of the last two years for the Funds; that poor quality stocks with low relative strength led the market whereas higher quality stocks with higher relative strength have not performed as well; that the market volatility and the relative strength component to our methodology have produced mixed results; and that many other value managers have had challenges in this market. The Adviser discussed its continuing assessment of its “investment model” – including steps taken to test the relative strength components of the system and methodology. Overall, the Board of Trustees concluded that the Adviser continues to believe the adjustments to the system have been functioning as intended; and that, notwithstanding that belief, the Adviser is constantly evaluating the system and will modify it as needed.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board noted:

A.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

92	OTHER INFORMATION

B.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the AthenaInvest data (ratings based on an assessment of fund strategy) reflects that all Funds are rated 3 or higher and that, unlike many other fund groups, ICON Funds has no fund rated 1 or 2 (where 1 is the lowest and 5 is the highest).

C.  That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

D.  That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected portfolio managers, is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees; and

E.  The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Lipper report, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates.

The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed significantly reduced asset levels in each fund covered by the Advisory Agreements due to the tumultuous markets during the past three and a half years, to relative poor Fund performance, and to industry wide net-redemptions in reaction to the tumultuous markets. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset

OTHER INFORMATION	93

levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper report concerning funds of similar size and funds of larger size, as well as data concerning ICON’s other clients and noted that:

A.  the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.  expense ratios for 10 of the 17 Funds are above average, 4 are equal to the median, 2 are below both the average and the median, and 1 is equal to the average.;

C.  in 16 of the 17 Funds, the assets under management are significantly below either the average or the median and that when the fund size approaches industry average our expenses also approach or are less than industry average.;

D.  ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

E.  the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

F.  the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; indeed, some institutional accounts have been encouraged to, and have in fact used, the Funds Z share class, but to the extent some fees of those accounts are lower, the reasons why such accounts are less costly for ICON to manage; and

G.  ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

94	OTHER INFORMATION

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted that:

A.  ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; that services provided by ICON and its affiliates to the Funds are satisfactory, and that fees derived from providing the services are competitive and reasonable; and

B.  ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and that the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, among others, the Board, including a majority of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreement were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON were consistent with fees paid by similar funds, other clients of ICON, reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2011, qualifies for the corporate dividends received deduction for the following Funds:

Fund	Dividends Received Deduction
ICON Core Equity Fund	88%
ICON Equity Income Fund	48%
ICON Risk-Managed Equity Fund	100%

OTHER INFORMATION	95

For the fiscal year ended September 30, 2011, the following funds paid qualified dividend income:

Fund	Amount
ICON Core Equity Fund	76%
ICON Equity Income Fund	54%
ICON Risk-Managed Equity Fund	100%

The Funds designate the following amounts, or the maximum amount needed, as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
ICON Bond Fund	1,674,209

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

96	OTHER INFORMATION

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology. This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

OTHER INFORMATION	97

IMPORTANT NOTICE TO ALL SHAREHOLDERS OF THE ICON FUNDS:

The Trustees of the ICON Funds (the “Trust”) have amended the ICON Funds Master Trust Agreement dated September 19, 1996 as previously amended (the “MTA”), to expressly state that the Trustees have absolute power to reclassify shares of a Fund, or close a class of shares by merging or consolidating one class with another class of shares within a Fund, without seeking shareholder approval. The amendments state that this Trustee power is subject to the same limitation applicable to any Trustee amendment by providing that “the reclassification, merger or consolidation does not adversely affect the rights of the shareholders.” The amendments are focused on the classes of shares within a Fund, not the Fund itself. A copy of the Amended and Restated Master Trust Agreement (the “Amended and Restated MTA”), marked to show changes can be viewed at: www.iconfunds.com.

As provided in the MTA, the Trustees have authorized the offering of shares of seventeen Funds (sometimes referred to as series or Sub-Trusts). The Trustees have also authorized the offering of classes of shares of the Funds with an expense allocation plan. The expense allocation plan provides that the expenses of the respective share classes are: costs and charges that correspond to the differing distribution and service expenses of the sales and marketing channels used by investors to invest in the Funds; filing and/or registration fees charged by most states for offering or selling each class; and other class specific costs.

During the past year and a half, ICON management and the Trustees have discussed methods to reduce existing share class expenses and to increase Trust assets. ICON management proposed streamlining the existing class structure, which proposal called for a change in the number and type of share classes offered by certain of the ICON Funds. For example, certain ICON Diversified Funds have two similar classes: Class I & A. ICON management proposed merging Class I into Class A. Class A shares are strategically flexible because they can be marketed in both a load structure on a commission platform and a load-waived structure on no-load or NTF platforms. A similar issue exists with Class Z and S shares, where the primary difference between the two classes is Class S shares can be sold on platforms. ICON Management proposed a structure where, in general, each ICON Fund would have three share classes: Class A, C and S. Management proposed merging Class I with Class A, Class S with Class Z and renaming Class Z to Class S with all the attending rights of Class S. For information

98	IMPORTANT NOTICE TO ALL SHAREHOLDERS

concerning share class structure, see Explanation of Share Classes at: www.iconfunds.com. The list of currently authorized classes of shares is also set forth in Section 4.1 of the Amended and Restated MTA.

The Trustees and their representatives questioned and debated whether the Trustees had the power to reclassify shares of a Fund, or close a class of shares by merging or consolidating one class with another class of shares within a Fund, without shareholder approval. The MTA gave shareholders limited voting rights. Shareholders can vote on an amendment to the MTA only if Section 7.3 of the MTA requires it; and, Section 7.3 has not required shareholder approval to reclassify shares of a Fund, or close a class of shares by merging or consolidating one class with another class of shares within a Fund.

On the other hand, the Trustees have the implied power and authority to merge or consolidate classes, but no expressed power. Section 3.2 of the MTA gives the Trustees all the powers necessary to conduct the business of the Trust. The Trustees have had specific authority to establish classes of shares or divide the shares of any Sub-Trust. The Trustees decided to exercise their specific power and amend the MTA to state explicitly that that they can merge or consolidate share classes without shareholder approval. Section 7.3 of the MTA specifically provides the Trustees with the power to amend the MTA, without shareholder approval, whether or not related to the rights of shareholders, as long as the amendment does not adversely affect the rights of any shareholder and is not in contravention of applicable law.

Based on the above, the Trustees believe it was unnecessary to seek shareholder approval to amend the MTA to clarify the Trustees’ powers. Never the less, ICON management requested outside cost estimates for seeking shareholder approval. Costs estimates ranged between $450,000 and $550,000. The Trustees rejected spending shareholder assets to seek approval.

Critically, no shareholder would be adversely affected under the proposed amendment. The dollar value of a shareholder’s interest in the eliminated class will be the same as the dollar value of that shareholder’s interest in the substitute class. It is, for all intents and purposes, only a reclassification of shares. If a shareholder does not like the new share class for any reason, a shareholder can simply redeem his/her shares.

Please read the Amended and Restated MTA carefully. If you have any questions, please call us at 1-800-764-0442, or email the ICON Funds at: info@iconadvisers.com.

IMPORTANT NOTICE TO ALL SHAREHOLDERS	99

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  income and transaction history

■  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

100	ICON FUNDS PRIVACY INFORMATION

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■  open an account or enter into an investment advisory contract

■  provide account information or give us your contact information

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

ICON FUNDS PRIVACY INFORMATION	101

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2011 ANNUAL REPORT

ICON INTERNATIONAL FUNDS

INVESTMENT UPDATE

ICON Asia-Pacific Region Fund

ICON Europe Fund

ICON International Equity Fund

1-800-764-0442 | www.iconfunds.com

AR-INTL-11 K21583

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442    •    www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2011 are included in each Fund’s Schedule of Investments.

According to ICON, value investing is an analytical approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio (“V/P”) is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation

2	ABOUT THIS REPORT

methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public or assumptions based on such information supplied; interest rates; bond yields; future earnings growth rates; the risks noted in this report and other factors beyond the control of our investment team but used by the investment team to influence their assumptions. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers.

ABOUT THIS REPORT	3

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (“MSCI”) indexes assume change in security prices and the deduction of local taxes. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•

The unmanaged MSCI All Country Pacific Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific Region (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand).

•

The unmanaged MSCI All Country Asia-Pacific Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region (Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand).

•

The unmanaged MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

•

The MSCI All Country World Index ex-United States (“ACWI ex-U.S.”) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

Index returns and statistical data included in this Report are provided by FactSet Research Systems.

4	ABOUT THIS REPORT

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THIS REPORT	5

MESSAGE FROM ICON FUNDS

Dear Shareholder,

As valuation investors, we look for quality companies priced below our estimate of intrinsic value. We will buy stocks we believe are “on sale” when investors get distracted by a particular news story or headline and worry about its potential impact on the economy in general and the markets in particular. When this happens, stocks are temporarily priced based on worst-case scenario projections, not on their fundamentals. As concerns subside, prices often move up toward the stock’s intrinsic value and may even exceed ICON’s estimate of value when excessive worry is replaced with excessive optimism. Implementing our valuation strategy does not require an information edge; it simply requires discipline. Our system needs discipline to filter out news headlines, concentrate on value, and, frequently, buy when most are selling and sell when most are buying. ICON’s discipline requires also the willingness to take strong industry and sector tilts. We see industries and sectors becoming overpriced and underpriced through cycles as investors change their views of the economy and migrate around the universe of stocks.

In spite of a volatile 12 months, we believe the stock market is in a multi-year recovery from the financial crisis and recession of 2008-2009. Stocks were generally priced far below our estimate of their fair value when the market hit its recent low in March 2009, but their ascent toward fair value has been choppy and severely interrupted at least twice: first in the summer of 2010 and then again during the summer of 2011. Both times, sharp drops in stock prices were precipitated by concerns over the European sovereign debt crisis. Investors were especially wary of the situation in Greece, but also, to a lesser extent, investors worried about the economies of Ireland, Spain and Italy. We thought these concerns were excessive in 2010 and we continue to believe the concern is unwarranted. We expect fears to subside and, when that happens, we believe stocks will resume their recovery path.

The interruptions experienced during the summers of 2010 and 2011 have been frustrating for value investors like ICON, as we see a very different world than many other investors. Where others see a negative macroeconomic outlook, we see positive earnings and solid company fundamentals. When 2011 second quarter earnings were announced, companies in the S&P 500 Index reported earnings that were, on average, 16.24% higher than a year earlier. In fact, 75% of those companies reported earnings that exceeded analysts’ estimates by 4.67% on average. This growth in earnings is more robust than the earnings we saw coming out of any of the previous four recessions (that is, 1974, 1982, 1992 and 2001 recessions).

6	MESSAGE FROM ICON FUNDS

Strong earnings and a low interest rate environment contribute to what we believe are attractive valuations, but skittish investors, concerned with debt problems in Europe, continue to shy away from equities.

We have seen investors turn their backs on solid fundamentals many times before. Historically, however, investors have come to gradually embrace these fundamentals and stock prices generally rise again to meet intrinsic value. In 1990, 1998 and 2010, for example, the market experienced a decline similar in magnitude and duration to that seen during the summer of 2011. Each market bottom led to anxiety over a worsening recession, but, months later, these fears proved unfounded. Stock prices rebounded and resumed their prior upward path. As we head into a new fiscal year, we are anticipating a similar rebound. Having two major market interruptions in two consecutive summers is unusual, unsettling and has admittedly made it difficult for investors to stay the course to recovery. The volatile environment also presented problems for money managers like ICON who struggled with abrupt and extreme industry and sector theme reversals.

As fiscal year 2011 comes to an end, we still believe cyclical, economically sensitive industries are the long term leaders for this multi-year recovery. Unfortunately, these same industries can be subject to dramatic market swings when investors, worried about the economy, panic and jump out of the market. We believe the old Wall Street adage still applies: “Stocks climb a wall of worry.” The climb back from the recession and financial crisis of 2008 and 2009 has been and will continue to be riddled with worry.

As always, we remain focused on value and company fundamentals as we try to filter out the conjecture and emotions that typically contribute to market volatility. Experienced sailors will tell someone who is seasick: “Don’t look at the waves; look at the horizon.” Lately, it seems, most investors have been focused on the waves. At ICON, we like to focus on a horizon that includes quality companies, with growing earnings, priced far below our estimate of their fair value. We will continue to stay this course.

Yours truly,

Craig T. Callahan, DBA

Chairman of the Board of Trustees and President of the Adviser

MESSAGE FROM ICON FUNDS	7

MANAGEMENT OVERVIEW ICON ASIA-PACIFIC REGION FUND	Class S Class C Class A	ICARX ICPCX IPCAX

Q.	How did the Fund perform relative to its benchmark?

A.

The ICON Asia-Pacific Region Fund returned -18.06% for Class S shares for the fiscal year ended September 30, 2011, underperforming its benchmark, the MSCI All Country Asia-Pacific Index, which returned -7.90% and the MSCI All Country Pacific Index which returned -6.93%.[1] Class A shares of the Fund returned -18.22% (and -22.90% with maximum sales charge) during the same period while Class C shares returned -18.82% (and -19.82% with maximum sales charge). Total returns for other periods as of September 30, 2011, appear in the subsequent pages of this Fund’s Management Overview.

1	The Fund changed its benchmark to the MSCI All Country Asia-Pacific Index on January 24, 2011 because the Fund invests in India, which is included in the new benchmark.

Q.	What primary factors were behind the Fund’s relative performance?

A.	During the fiscal year 2011, investors experienced two investment environments across global markets. First, investors saw a recovery-based rally that dominated the majority of the period. This rally was followed by a sudden and significant fear-based flight to perceived safety. The Asia-Pacific region was no exception.

The majority of fiscal year 2011, roughly through the end of July 2011, was marked by a continuation of the recovery-based rally that began in early September 2010. The Asia-Pacific region’s performance during this time was dominated by cyclical sectors and emerging markets, areas where the Fund was overweight.

However, going into August 2011, fears over future global growth prospects and the European sovereign debt crisis reemerged and dominated the final two months of the period. As in previous fear-based market moves since 2008, volatility spiked as investors worried about global demand and a return to the frozen credit environment that followed the collapse of Lehman Brothers. As a result, the cyclical, economically-sensitive sectors and emerging market countries that had led through July 2011 were hit hardest as investors fled to perceived safety.

Q.	How did the Fund’s composition affect performance?

A.	In general, the Fund’s overweighting in cyclical, economically sensitive sectors and emerging market countries - both market segments expected

8	MANAGEMENT OVERVIEW

to benefit the most as the global economy recovers - contributed most to the Fund’s underperformance.

In terms of sector-level moves during the fiscal year 2011, the Fund reduced exposure to the Information Technology, Utilities, and Health Care sectors while increasing weightings in the Materials, Energy, and Financial sectors. The primary drivers of negative performance relative to the benchmark were overweight positions in the Materials and Consumer Discretionary sectors along with an underweight position in the Consumer Staples sector.

At the country-level, the most notable increases during the fiscal year were to South Korea, Singapore, Australia, Thailand, and Indonesia. Positions in Japan, China, Taiwan, Hong Kong, and India were reduced during the period. The primary drivers of negative performance relative to the benchmark came from the Fund’s overweight positions in China and India and underweight positions in Japan. Further, because of investors’ sudden and significant shift out of emerging markets, the Fund’s emerging market currency exposure contributed to the Fund’s underperformance.

As a multi-cap manager, we are not limited by restrictions on market capitalization. Similar to fiscal year 2010, our valuation metrics during the period led us away from mid- and small-cap companies and towards large-cap companies. Despite this shift, the Fund remains significantly underweight in large-cap stocks, the dominant market cap allocation of the benchmark, and significantly overweight in mid- and small-cap stocks relative to the benchmark.

Q.	What is your investment outlook for the Asia-Pacific equity market?

A.	As investor fears have spiked recently, equity markets have declined virtually in unison. Whether investors are looking at developed markets vs. emerging markets, country vs. country or region vs. region, there has been virtually no safe place to hide since late July 2011. We view the decline since the end of July 2011 as a prime example of investor overreaction, a situation that can open up value opportunities.

When the dust starts to settle from gut-wrenching periods like this, we believe investors may regain their focus and start looking for bargains. In the past, we have seen investors drawn to the growth potential of emerging Asia-Pacific countries along with their relatively low levels of debt. In our experience, these markets have tended to recover at a faster clip relative to their developed counterparts following periods of high volatility and market setbacks.

MANAGEMENT OVERVIEW	9

With a V/P of 1.35 for the Asia-Pacific region as a whole, we see opportunity in the region. As investors regain their focus, we expect the cyclical, economically-sensitive sectors that have been hurt the most recently to regain the leadership position they held for most of the fiscal year 2011. Specifically, we see value in the Materials, Industrials, Energy, and Consumer Discretionary sectors. Also, our system sees significant value in the emerging market countries of the Asia-Pacific region relative to their developed counterparts. In particular, we see great value in Korea, China, Thailand and Indonesia - the Fund maintains an overweight position in each of these countries and in emerging markets as a whole. We believe it is nearly impossible to accurately time bottoms and, further, that rallies do not offer invitations. Given this philosophy, and the valuations we see in the market at fiscal year-end, we remain heavily invested, ready to reallocate and adapt as market conditions dictate.

ICON Asia-Pacific Region Fund

Country Composition

September 30, 2011

South Korea	22.0%
Japan	19.2%
Australia	12.2%
China	11.2%
Singapore	8.1%
India	7.2%
Thailand	5.9%
Hong Kong	5.3%
Indonesia	3.8%
Malaysia	2.6%

97.5%

Percentages are based upon common stocks as a percentage of net assets.

ICON Asia-Pacific Region Fund

Sector Composition

September 30, 2011

Financial	25.9%
Materials	19.2%
Industrials	16.9%
Consumer Discretionary	12.9%
Energy	9.3%
Information Technology	6.0%
Consumer Staples	3.6%
Telecommunication & Utilities	2.9%
Health Care	0.8%

97.5%

Percentages are based upon common stocks as a percentage of net assets.

10	MANAGEMENT OVERVIEW

ICON Asia-Pacific Region Fund

Industry Composition

September 30, 2011

Diversified Banks	16.7%
Automobile Manufacturers	6.9%
Trading Companies & Distributors	5.2%
Diversified Metals & Mining	5.2%
Property & Casualty Insurance	3.9%
Integrated Oil & Gas	3.8%
Industrial Conglomerates	3.5%
Commodity Chemicals	3.4%
Real Estate Development	3.2%
Auto Parts & Equipment	3.2%
Construction Materials	2.8%
Diversified Chemicals	2.6%
Steel	2.6%
Electronic Equipment & Instruments	2.1%
Industrial Machinery	2.0%
Internet Software & Services	1.9%
Oil & Gas Refining & Marketing	1.9%
Construction & Engineering	1.9%

Wireless Telecommunication Services	1.7%
Tires & Rubber	1.6%
Food Distributors	1.5%
Oil & Gas Equipment & Services	1.3%
Specialty Chemicals	1.3%
IT Consulting & Other Services	1.2%
Electrical Components & Equipment	1.2%
Oil & Gas Exploration & Production	1.1%
Coal & Consumable Fuels	1.1%
Agricultural Products	1.1%
Other Industries (each less than 1%)	11.6%

97.5%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	11

ICON Asia-Pacific Region Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Asia-Pacific Region Fund - Class S	2/25/97	-18.06%	-1.47%	6.15%	1.47%	1.63%	1.63%
MSCI All Country Pacific Index		-6.93%	-0.16%	7.49%	1.88%	N/A	N/A
MSCI All Country Asia-Pacific Index		-7.90%	-0.01%	7.74%	2.06%	N/A	N/A
ICON Asia-Pacific Region Fund - Class C	1/25/08	-18.82%	N/A	N/A	-7.97%	9.04%	2.57%
MSCI All Country Pacific Index		-6.93%	N/A	N/A	-3.78%	N/A	N/A
MSCI All Country Asia-Pacific Index		-7.90%	N/A	N/A	-4.04%	N/A	N/A
ICON Asia-Pacific Region Fund - Class A	5/31/06	-18.22%	-1.74%	N/A	-2.13%	5.17%	1.82%
ICON Asia-Pacific Region Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-22.90%	-2.89%	N/A	-3.21%	5.17%	1.82%
MSCI All Country Pacific Index		-6.93%	-0.16%	N/A	0.01%	N/A	N/A
MSCI All Country Asia-Pacific Index		-7.90%	-0.01%	N/A	0.24%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses on Class C and Class A shares; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

12	MANAGEMENT OVERVIEW

ICON Asia-Pacific Region Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	13

ICON ASIA-PACIFIC REGION FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (97.5%)
648,000	Agricultural Bank of China, Ltd., Class H	$211,583
20,200	Aisin Seiki Co., Ltd.(a)	672,568
364,000	Alliance Financial Group Bhd.	373,077
62,100	Australia & New Zealand Banking Group, Ltd.	1,152,650
397,000	Axiata Group Bhd.†	567,811
5,600	Baidu, Inc., ADR†**	598,696
620,000	Bank Danamon Indonesia Tbk PT	321,314
1,144,000	Bank of Ayudhya PCL	730,042
1,083,500	Bank of China, Ltd., Class H	335,041
29,300	Bank of India	187,076
362,000	Bank Rakyat Indonesia Persero Tbk PT	237,026
833,000	BBMG Corp.	614,378
42,700	BHP Billiton, Ltd.	1,413,815
40,700	BS Financial Group, Inc.†	443,759
18,000	Caltex Australia, Ltd.	185,518
650,000	Chaoda Modern Agriculture Holdings, Ltd.***	91,815
32,000	Cheung Kong Holdings, Ltd.	347,913
1,434,870	China Construction Bank Corp., Class H	867,861
221,000	China Lilang Ltd.	215,755
466,000	China National Materials Co., Ltd., Class H	168,720
761,000	China Petroleum & Chemical Corp., Class H	731,861

Shares or Principal Amount		Value

496,000	China Resources Cement Holdings, Ltd.	$325,315
120,000	China Shineway Pharmaceutical Group, Ltd.	146,818
526,909	China Vanke Co., Ltd.	452,713
177,000	China Yurun Food Group, Ltd.	188,776
117,800	Dah Sing Financial Group, Ltd.	325,586
78,000	DBS Group Holdings, Ltd.	699,430
10,600	Doosan Corp.	1,196,350
8,800	Doosan Heavy Industries and Construction Co., Ltd.	410,648
45,200	Doosan Infracore Co., Ltd.†	680,302
2,105,000	Ezion Holdings, Ltd.	760,163
333,000	Gamuda Bhd.	297,701
45,000	Glenmark Pharmaceuticals, Ltd.	295,745
134,000	Goodpack, Ltd.	154,657
356,000	Guangzhou Automobile Group Co., Ltd., Class H	342,370
25,700	Hana Financial Group, Inc.	747,266
11,850	Hankook Tire Co., Ltd.	398,840
14,200	Hanwha Corp.	396,817
45,200	HCL Technologies, Ltd.	373,452
238,000	Hitachi, Ltd.(a)	1,181,447
24,200	Honda Motor Co., Ltd.(a)	708,936
138,500	Housing Development & Infrastructure, Ltd.†	274,460

14	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value

14,800	Hyosung Corp.	$681,652
2,790	Hyundai Mobis	790,230
7,500	Hyundai Motor Co.	1,311,133
1,698,000	Indika Energy Tbk PT	428,993
425,000	Indocement Tunggal Prakarsa Tbk PT	669,229
288,000	Insurance Australia Group, Ltd.	833,709
132,000	ITOCHU Corp.(a)	1,261,369
14,000	JSR Corp.(a)	240,880
65,000	Kasikornbank PCL	242,394
99,000	Kingboard Chemical Holdings, Ltd.	266,669
13,500	Kintetsu World Express, Inc.	386,113
7,400	Korea Gas Corp.	192,229
41,000	Korea Life Insurance Co., Ltd.	191,950
22,500	Kuraray Co., Ltd.	306,857
1,131,000	KWG Property Holding, Ltd.	417,882
11,000	LG Display Co., Ltd.	179,403
7,730	LS Corp.	476,451
85,407	Meritz Fire & Marine Insurance Co., Ltd.	757,502
137,000	Minebea Co., Ltd.(a)	459,925
80,000	Mitsubishi Gas Chemical Co., Inc.	491,120
117,000	Mitsubishi Materials Corp.	284,899
66,400	Mitsui & Co., Ltd.(a)	961,822
222,000	MobileOne, Ltd.	414,490
52,400	National Australia Bank, Ltd.	1,113,046
10,800	Newcrest Mining, Ltd.	355,980
39,000	NHK Spring Co., Ltd.	344,597
2,700	NHN Corp.†	514,395
12,300	Nitto Denko Corp.(a)	484,086
771,000	Noble Group, Ltd.(a)	769,200

Shares or Principal Amount		Value

2,375	OCI Co., Ltd.	$405,502
486,000	Olam International Ltd.	828,172
301,000	OneSteel, Ltd.	352,753
11,000	Orica, Ltd.	246,864
4,800	Otsuka Corp.	330,867
119,000	Oversea-Chinese Banking Corp., Ltd.	733,420
590,000	PetroChina Co., Ltd., Class H	713,186
32,000	Ping An Insurance Group Co.	178,112
2,405	POSCO	741,135
734,000	Pruksa Real Estate PCL	334,881
97,000	PTT Chemical PCL	306,425
146,000	PTT Exploration & Production PCL	651,562
85,400	PTT PCL	709,579
22,000	Reliance Industries, Ltd.	359,699
10,600	Rio Tinto, Ltd.	620,879
140,000	Sakari Resources, Ltd.(a)	208,807
68,000	Seek, Ltd.(a)	344,964
54,500	Sesa Goa, Ltd.	220,907
1,350,000	Shenzhen Expressway Co., Ltd., Class H	483,463
17,400	Shinhan Financial Group Co., Ltd.	606,679
33,000	Shriram Transport Finance Co., Ltd.	408,326
100,000	Sime Darby Bhd.	262,714
132,000	Singapore Technologies Engineering, Ltd.	280,988
1,295,000	Sino Thai Engineering & Construction PCL	380,511
4,700	SK Holdings Co., Ltd.	520,486
4,790	SK Innovation Co., Ltd.	560,436
293,000	Sterlite Industries India, Ltd.	670,614

SCHEDULE OF INVESTMENTS	15

Shares or Principal Amount		Value

155,000	Sumitomo Chemical Co., Ltd.(a)	$598,073
40,000	Sumitomo Rubber Industries, Ltd.	511,457
142,500	Tata Motors, Ltd.	447,997
20,500	Tata Steel, Ltd.	172,643
741,000	Techtronic Industries Co.	497,243
587,000	Telekomunikasi Indonesia Tbk PT	500,638
24,300	Tokio Marine Holdings, Inc.	615,834
32,600	Toyota Motor Corp.	1,117,501
58,400	Union Bank of India	288,452
143,000	United Phosphorus, Ltd.	397,868
134,000	Wilmar International, Ltd.(a)	533,222
16,000	Woolworths, Ltd.	382,345
46,400	Woori Finance Holdings Co., Ltd.	393,443
110,000	Zhuzhou CSR Times Electric Co., Ltd.	180,293

Total Common Stocks (Cost $67,505,105)		55,753,216

Shares or Principal Amount		Value
Collateral for Securities on Loan (11.9%)
6,792,269	State Street Navigator Prime Portfolio	$6,792,269

Total Collateral for Securities on Loan (Cost $6,792,269)		6,792,269
Short-Term Investment (1.7%)
$1,009,895	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/11	1,009,895

Total Short-Term Investments (Cost $1,009,895)		1,009,895
Total Investments 111.1%* (Cost $75,307,269)		63,555,380
Liabilities Less Other Assets (11.1)%		(6,357,653)

Net Assets 100.0%		$57,197,727

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

*	The value of foreign securities fair valued (Note 2) as of September 30, 2011 was 96.27% of net assets.

**	This security is considered a Level 1 security. Please see Note 2 for further details.

***	This security is considered a Level 3 security. Please see Note 2 for further details.

(a)	All or a portion of the security was on loan as of September 30, 2011.

ADR	American Depository Receipt

16	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW ICON EUROPE FUND	Class S Class C Class A	ICSEX ICUCX IERAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Europe Fund returned -19.90% for Class S shares for the fiscal year ended September 30, 2011, underperforming its benchmark, the MSCI Europe Index, which returned -11.26%. Class A shares of the Fund returned -20.04% (and -24.63% with maximum sales charge) during the same period while Class C shares returned -20.73% (and -21.73% with maximum sales charge). Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Europe spent much of the year dealing with the sovereign debt issues of many Eurozone member countries. Fraught with high debt to GDP levels, large budget deficits, and slow economic growth, countries like Greece, Portugal, Italy, and Spain are at the center of the crisis and are dependent on additional bailouts from stronger neighbor countries such as Germany and France. As the sovereign debt crisis developed, concerns over a regional and global contagion began, increasing investors’ overall risk aversion. While Europe participated in the global recovery over the past year, the pace of its economic expansion was rather tepid and lackluster. As the fiscal year 2011 came to an end, growth slowed and central banks came together in an effort to solve the debt crisis amidst the backdrop of slowing global demand.

As the fiscal year 2011 began, the European region was priced at 27% below our calculation of intrinsic value. The region’s equity markets continued the upward advances which began in May 2010, and ultimately peaked at the end of April 2011. Just as Ireland’s bailout issues seemed to be resolved towards the end of 2010, Portugal joined Greece in the fray as government bond rating downgrades preceded Portugal’s formal request for a bailout. Late spring through early summer of 2011 brought a generally choppy, sideways market as signs started to emerge that global growth would be moderate. Further adding to concerns about global growth, inflation was advancing at a faster than desired pace, causing the European Central Bank to raise its main refinancing rate in both April and July 2011.

August and September 2011 brought massive global equity selloffs as risk aversion and volatility spiked. Rumors swirled and the overall health of

MANAGEMENT OVERVIEW	17

the single currency European bloc was brought into question as warnings of the sovereign debt crisis spread beyond the periphery of the Eurozone. Spanish and Italian bond yields rose sharply, while those of Germany decreased amidst a global flight to perceived safety. With global markets reeling, Germany approved measures which would expand the European Financial Stability Facility, yet markets remained skeptical of the plan’s overall effectiveness in bringing the crisis to a close. Amidst this volatility, company earnings remained generally healthy. Further, while corporate credit spreads have risen, it has not led to a dramatic deterioration of our intrinsic value calculations for the region’s underlying equities. As such, we ended this period with stocks trading at a 31% discount to our estimate of intrinsic value, representing the best bargains of all regions across the globe.

Both the Euro and the Pound rallied at the beginning of the fiscal year 2011, but during the last two months of the period the U.S. dollar strengthened relative to most of the major European currencies as investors fled to perceived safe havens amidst the region’s economic and fiscal difficulties.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s positions in economically sensitive sectors such as Industrials and Materials contributed positively through April 2011, yet detracted more dramatically as the selloff continued into the end of the fiscal year 2011. Defensive based sectors experienced more muted losses. The Fund’s underweight position in the Financial sector (specifically banks) contributed positively to performance relative to the benchmark as the Financial sector saw the deepest losses. The Fund’s exposure to the Telecommunication & Utilities sector also contributed to portfolio returns over the fiscal year 2011.

As fears of global contagion spread through the summer of 2011, the Fund’s overweight position in the Industrials sector proved to be the biggest contributor to the Fund’s underperformance relative to the benchmark as economically sensitive industries such as industrial machinery and construction & engineering suffered losses. The Fund’s underweight position in the defensive Consumer Staples sector also contributed to underperformance relative to the benchmark as industries such as tobacco and packaged foods & meats posted positive net benchmark returns over the fiscal year 2011. Additionally, underweight exposure to the pharmaceutical industry proved to be detrimental to the Fund as Health Care stocks posted gains over the period.

18	MANAGEMENT OVERVIEW

Regarding country composition, an overweight position in Norway, and underweight positions in embattled countries of Italy, Greece, and Spain contributed positively to performance relative to the benchmark. The Fund’s underweight position in the United Kingdom and overweight position in France detracted from relative performance.

Q.	What is your investment outlook for the European equity market?

A.	Our analysis suggests there is still value in the European region in spite of the palpable fear that has gripped the global markets. We estimate that, on average, fair value for European equities is 45% higher than where prices are currently trading. According to our calculations, Europe has the best values when compared to all other regions we track globally. We believe the economically sensitive sectors will eventually emerge again as future leaders as their stock prices have been overly punished given the underlying company fundamentals. Sectors such as Materials and Industrials are showing some of the best bargains and we remain tilted towards these sectors. Defensive sectors such as Consumer Staples and Telecommunication & Utilities are showing relative strength under our system but lack value relative to the broad market.

We believe it is nearly impossible to accurately time market bottoms and that rallies do not issue invitations. Guided by our disciplined, systematic and non-emotional approach to investing, we see opportunities amidst the turbulence and volatility. We continue to seek out industries that our system identifies as trading at a discount to fair value and showing relative strength in the markets. Our valuations at the end of the fiscal year dictate that we remain nearly fully invested, but as market conditions dictate we will adjust accordingly.

MANAGEMENT OVERVIEW	19

ICON Europe Fund

Country Composition

September 30, 2011

Germany	33.2%
France	17.9%
Switzerland	11.4%
United Kingdom	10.5%
Norway	6.7%
Netherlands	4.3%
Finland	2.6%
Russia	2.5%
Austria	1.7%
Sweden	1.6%
Denmark	1.6%
Luxembourg	1.4%
Bermuda	1.1%
Mauritius	0.8%

97.3%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON Europe Fund

Sector Composition

September 30, 2011

Industrials	24.8%
Materials	19.6%
Energy	19.4%
Financial	10.4%
Consumer Discretionary	6.8%
Consumer Staples	5.7%
Information Technology	4.5%
Telecommunication & Utilities	3.1%
Health Care	3.0%

97.3%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON Europe Fund

Industry Composition

September 30, 2011

Integrated Oil & Gas	15.6%
Industrial Machinery	7.7%
Industrial Conglomerates	5.7%
Diversified Metals & Mining	4.7%
Application Software	4.5%
Multi-line Insurance	4.5%
Packaged Foods & Meats	3.8%
Life & Health Insurance	3.8%
Specialty Chemicals	3.2%
Integrated Telecommunication Services	3.1%
Pharmaceuticals	3.0%
Fertilizers & Agricultural Chemicals	2.9%
Industrial Gases	2.4%
Tires & Rubber	2.3%
Diversified Chemicals	2.3%
Construction & Engineering	2.1%
Trading Companies & Distributors	2.1%

Oil & Gas Drilling	1.9%
Air Freight & Logistics	1.9%
Hypermarkets & Super Centers	1.8%
Automobile Manufacturers	1.7%
Building Products	1.6%
Steel	1.3%
Trucking	1.2%
Catalog Retail	1.2%
Oil & Gas Refining & Marketing	1.1%
Diversified Banks	1.1%
Heavy Electrical Equipment	1.0%
Construction & Farm Machinery & Heavy Trucks	1.0%
Other Industries (each less than 1%)	6.8%

97.3%

Percentages are based upon common and preferred stocks as a percentage of net assets.

20	MANAGEMENT OVERVIEW

ICON Europe Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Europe Fund - Class S	2/20/97	-19.90%	-7.72%	5.10%	4.01%	1.58%	1.58%
MSCI Europe Index		-11.26%	-3.55%	5.34%	4.58%	N/A	N/A
ICON Europe Fund - Class C	1/25/08	-20.73%	N/A	N/A	-13.71%	40.14%	2.55%
MSCI Europe Index		-11.26%	N/A	N/A	-8.02%	N/A	N/A
ICON Europe Fund - Class A	5/31/06	-20.04%	-8.01%	N/A	-7.15%	17.22%	1.80%
ICON Europe Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-24.63%	-9.10%	N/A	-8.18%	17.22%	1.80%
MSCI Europe Index		-11.26%	-3.55%	N/A	-2.26%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain expenses on Class C and Class A shares; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	21

ICON Europe Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/20/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

22	MANAGEMENT OVERVIEW

ICON EUROPE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (96.9%)
16,200	ABB, Ltd.†	$277,115
2,100	Adidas AG	127,797
3,900	Air Liquide S.A.	455,426
18,900	Alliance Oil Co. Ltd.†	200,149
6,600	Allianz SE	618,613
24,000	ArcelorMittal	383,443
2,500	Arkema S.A.	144,772
10,700	Assa Abloy AB, Class B	220,147
50,200	AXA S.A.	653,096
5,150	BASF SE	313,972
3,900	Bauer AG	89,094
3,130	Bayer AG	172,725
2,500	Bayerische Motoren Werke AG	165,153
27,900	BHP Billiton PLC	745,318
5,478	BNP Paribas	215,957
123,300	BP PLC	739,267
3,860	Brenntag AG	334,853
10,100	Carrefour S.A.	229,997
5,800	Cie de St-Gobain	221,278
10,834	Cie Generale des Etablissements Michelin, Class B	647,959
26,800	CNP Assurances	394,603
1,700	Continental AG†	98,124
41,400	Deutsche Post AG	530,036
19,100	DSV A/S	343,654
12,300	Duerr AG	396,345
5,800	ElringKlinger AG(a)	135,598
56,300	Essar Energy PLC†	218,118
41,800	GEA Group AG	975,725
21,600	ING Groep NV†	152,363
12,600	K+S AG	659,598
20,200	Kloeckner & Co. SE	248,692
5,400	Konecranes Oyj	108,526
6,900	Lanxess AG	330,992

Shares or Principal Amount		Value

154,000	Legal & General Group PLC	$230,002
1,600	Linde AG	214,101
10,000	LUKOIL OAO, ADR(a)**	501,900
3,500	MAN SE	271,307
1,800	Mayr Melnhof Karton AG	162,102
6,700	Metro AG	284,406
1,150	Muenchener Rueckversicherungs Gesellschaft AG	142,826
12,480	Neste Oil Oyj	108,309
19,700	Nestle S.A.	1,084,538
11,900	Novartis AG	664,754
270,100	Old Mutual PLC	438,279
10,900	OMV AG	324,454
15,200	Pandora A/S(a)	101,343
6,200	Renault S.A.	205,365
47,000	Rexam PLC	226,010
7,800	Rheinmetall AG	365,866
6,600	Rio Tinto PLC	292,698
34,000	Royal Dutch Shell PLC, Class B	1,057,901
19,600	SAP AG	997,292
3,600	Schneider Electric S.A.	192,656
10,800	Seadrill, Ltd.(a)	298,256
13,700	Siemens AG	1,232,594
385	Sika AG	681,661
3,664	Societe Generale	95,915
40,300	Statoil ASA	864,752
20,000	Svenska Cellulosa AB, Class B	243,520
27,700	Takkt AG	333,235
57,400	Telenor ASA	885,293
20,800	Temenos Group AG†	280,905
20,900	Total S.A.	922,095
4,900	Transocean, Ltd.	236,251
12,018	Vallourec S.A.	688,232

SCHEDULE OF INVESTMENTS	23

Shares or Principal Amount		Value

17,600	Vedanta Resources PLC	$299,173
2,600	Wacker Chemie AG(a)	230,828
4,000	Yara International ASA	152,602
33,600	YIT Oyj	504,682

Total Common Stocks (Cost $34,938,530)		27,364,608
Preferred Stock (0.4%)
2,400	Porsche Automobil Holding SE	114,315

Total Preferred Stocks (Cost $164,631)		114,315

Shares or Principal Amount		Value

Collateral for Securities on Loan (2.9%)
826,916	State Street Navigator Prime Portfolio	$826,916

Total Collateral for Securities on Loan (Cost $826,916)		826,916
Total Investments 100.2%* (Cost $35,930,077)		28,305,839
Liabilities Less Other Assets (0.2)%		(46,680)

Net Assets 100.0%		$28,259,159

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

*	The value of foreign securities fair valued (Note 2) as of September 30, 2011 was 95.46% of net assets.

**	This security is considered a Level 1 security. See Note 2 for further details.

(a)	All or a portion of the security was on loan as of September 30, 2011.

ADR	American Depository Receipt

24	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW ICON INTERNATIONAL EQUITY FUND	Class S Class I Class C Class Z Class A	ICESX IIQIX IIQCX ICNEX IIQAX

Q.	How did the Fund perform relative to its benchmark?

A.	For the fiscal year ended September 30, 2011, the ICON International Equity Fund returned -23.62% for Class I shares, -23.32% for Class S shares and -23.38% for Class Z shares, underperforming the -10.42% return of the MSCI All Country World Index (ACWI) ex-U.S., the Fund’s benchmark. Class A shares of the Fund returned -23.65% (and -28.01% with maximum sales charge) during the same period while Class C shares of the Fund returned -24.25% (and -25.25% with maximum sales charge). Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The fiscal year 2011 can be split into two distinct periods starting with the continuation of the recovery based rally from the prior year and ending with heavy selling pressure amidst a volatile and risk averse backdrop. Europe found itself facing benign growth and renewed fears about a sovereign debt crisis involving deteriorated fiscal situations in countries such as Greece, Portugal, and Italy. Meanwhile, the Asia-Pacific region experienced moderate growth as central bankers enacted policies to combat the fear of rising inflation. As the year unfolded and global contagion fears increased, those emerging economies in the Asia-Pacific region that experienced growth during the first half of the fiscal year 2011 generally suffered the largest losses as indiscriminate selling and heightened risk aversion led to lower returns. Despite their geographical distance from the troubled Eurozone countries, China, India, and Brazil were all hit hard during this latest episode of volatility. In general, the period was highlighted by a risk-on, risk-off environment with negative investor sentiment ultimately prevailing by the end of the fiscal year 2011.

The most significant reallocation in the Fund during the period was a decrease in the Financial sector, specifically in European banks. The rotation out of the Financial sector was allocated mostly to industries within the Materials and Energy sectors in emerging market countries in the Asia-Pacific region and the Western Hemisphere. By the end of the period, fears about the health of the global economy hurt the performance of the cyclical sectors while defensive sectors fared better.

MANAGEMENT OVERVIEW	25

As a multi-cap manager, we are not limited by restrictions on market capitalization. However, our valuation metrics resulted in a concentration in large-cap companies during the period. Despite this concentration in large-cap stocks, the Fund remained underweight in large-cap stocks relative to the benchmark. This underweight position in large-cap stocks, combined with an overweight position in mid-cap stocks relative to the benchmark, detracted from performance as large-cap stocks outperformed the overall benchmark during the period.

Currency movements worldwide throughout the fiscal year 2011 had a slightly negative effect on returns. The U.S. dollar experienced a choppy, yet generally downward movement as riskier assets appreciated, leading to increased demand for foreign currencies. As fear increased, primarily in July and August 2011, this trend reversed. This reversal ultimately hurt the Fund as portfolio currencies in the Asia-Pacific region and Western Hemisphere suffered losses versus the U.S. dollar amidst the global flight to safety.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s underweight position in the Financial sector proved to be the most beneficial contributor to performance relative to the benchmark as banks and capital market stocks, primarily in Europe, suffered steep losses amidst the sovereign debt crisis concerns. Additionally, an overweight position relative to the benchmark in the gold industry contributed positively as the underlying spot price of the base metal increased throughout the fiscal year 2011.

Conversely, the Materials sector was a detractor, suffering losses during the fiscal year 2011. Further, the Fund’s underweight position in the defensive Consumer Staples sector relative to its benchmark also hindered returns as stocks within this sector outperformed the benchmark amidst the overall downturn.

Emerging markets underperformed over the entire period after strong participation in the prior year’s recovery-based rally. As such, the Fund’s positions in countries like China, India, and Brazil detracted from performance. Meanwhile, South Korea, Norway, Belgium, and Indonesia contributed positively to performance relative to the benchmark. As the fiscal year 2011 ended, heightened risk aversion permeated through the global markets and the Fund’s positions in cyclically oriented sectors and higher growth emerging countries brought the majority of the year’s Fund losses during August and September 2011.

26	MANAGEMENT OVERVIEW

Q.	What is your investment outlook for the international equity market?

A.	Amidst the volatility seen over the past year, we still see opportunity in the worldwide equity markets. These markets have experienced periods of both turmoil and jubilation over the past three years and the representative companies have adjusted to ever-changing economic conditions. Interest rates remain low, monetary policy is loose and accommodative, and corporate earnings and balance sheets have improved despite the negative headlines. We believe these are all positive signs for stocks going forward. However, these positive signs come at a time of heightened risk aversion and general fear as investor sentiment has declined for all but the safest of assets. We see bargains in the international equity market and as of the end of the fiscal year 2011 we estimate that, on average, fair value for international equities is 39% higher than where prices are currently trading. Europe, where equities are trading with a 45% upside to our estimate of fair value, is showing the best bargains globally.

We believe that the market is in the midst of correction within the broader recovery-based market theme that began in 2009. Despite the recent selloff, we remain tilted towards the Industrials, Materials, and Energy sectors as they are showing some of the best bargains around the equity markets according to our system. We feel that the areas that have held up the best from a relative strength standpoint, aren’t offering enough upside relative to the aforementioned cyclicals and that our preferred positioning focuses more on what we feel will lead the market out of this turbulence.

In the Asia-Pacific region, countries like South Korea, China and Singapore remain the most attractive within the region according to our valuation metrics. Within the Western Hemisphere, Canada and Brazil look attractive to our system with Germany currently showing the most value in the European region.

At ICON we continue to seek out industries that our system identifies as trading at a discount to fair value and showing relative strength in the markets. Guided by our disciplined, systematic and non-emotional approach to investing, we see numerous opportunities amidst the recent turbulence and volatility. We believe it is nearly impossible to accurately time market bottoms and we believe rallies do not offer invitations. Therefore, given our current valuations, we remain almost fully invested. As market conditions dictate, we will adjust accordingly.

MANAGEMENT OVERVIEW	27

ICON International Equity Fund

Country Composition

September 30, 2011

South Korea	14.7%
Germany	13.4%
France	8.6%
Canada	8.4%
China	8.0%
Brazil	7.1%
India	4.4%
Switzerland	3.6%
Australia	3.2%
Norway	3.1%
Japan	3.0%
Singapore	2.8%
Hong Kong	2.7%
United Kingdom	2.3%
Netherlands	1.9%
Finland	1.6%
Thailand	1.5%
Mexico	1.3%
Russia	1.2%
Israel	1.2%
Indonesia	0.9%
Taiwan	0.8%
Bermuda	0.7%
South Africa	0.6%
Mauritius	0.5%
Denmark	0.1%

97.6%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON International Equity Fund

Sector Composition

September 30, 2011

Materials	22.6%
Industrials	20.4%
Energy	18.8%
Financial	14.7%
Consumer Discretionary	8.3%
Consumer Staples	5.1%
Information Technology	4.1%
Telecommunication & Utilities	2.1%
Health Care	1.5%

97.6%

Percentages are based upon common and preferred stocks as a percentage of net assets.

28	MANAGEMENT OVERVIEW

ICON International Equity Fund

Industry Composition

September 30, 2011

Integrated Oil & Gas	11.1%
Diversified Banks	10.1%
Industrial Machinery	6.5%
Industrial Conglomerates	5.4%
Steel	5.1%
Trading Companies & Distributors	5.0%
Automobile Manufacturers	4.6%
Fertilizers & Agricultural Chemicals	4.6%
Commodity Chemicals	3.5%
Diversified Metals & Mining	3.2%
Oil & Gas Equipment & Services	2.7%
Life & Health Insurance	2.6%
Application Software	2.6%
Oil & Gas Exploration & Production	2.3%
Packaged Foods & Meats	2.3%

Multi-line Insurance	1.9%
Precious Metals & Minerals	1.6%
Oil & Gas Refining & Marketing	1.5%
Building Products	1.5%
Pharmaceuticals	1.5%
Auto Parts & Equipment	1.5%
Integrated Telecommunication Services	1.4%
Hypermarkets & Super Centers	1.4%
Construction Materials	1.2%
Specialty Chemicals	1.2%
Internet Software & Services	1.1%
Other Industries (each less than 1%)	10.2%

97.6%

Percentages are based upon common and preferred stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	29

ICON International Equity Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON International Equity Fund - Class S	1/25/08	-23.32%	N/A	N/A	-11.88%	1.42%	1.42%
MSCI ACWI ex-U.S.		-10.42%	N/A	N/A	-5.80%	N/A	N/A
ICON International Equity Fund - Class I	2/6/04	-23.62%	-5.75%	N/A	1.92%	1.84%	1.80%
MSCI ACWI ex-U.S.		-10.42%	-1.12%	N/A	5.37%	N/A	N/A
ICON International Equity Fund - Class C	2/19/04	-24.25%	-6.55%	N/A	0.48%	2.69%	2.55%
MSCI ACWI ex-U.S.		-10.42%	-1.12%	N/A	4.99%	N/A	N/A
ICON International Equity Fund - Class Z	2/18/97	-23.38%	-5.40%	6.33%	4.48%	1.43%	1.36%
MSCI ACWI ex-U.S.		-10.42%	-1.12%	7.27%	4.21%	N/A	N/A
ICON International Equity Fund - Class A	5/31/06	-23.65%	-5.81%	N/A	-5.58%	2.16%	1.80%
ICON International Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-28.01%	-6.92%	N/A	-6.63%	2.16%	1.80%
MSCI ACWI ex-U.S.		-10.42%	-1.12%	N/A	-0.35%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

30	MANAGEMENT OVERVIEW

ICON International Equity Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class Z shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	31

ICON INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (91.5%)
727,000	Agricultural Bank of China, Ltd., Class H	$237,378
6,000	Air Liquide S.A.	700,655
93,100	Alliance Oil Co. Ltd.†	985,919
7,400	Allianz SE	693,596
480,000	America Movil S.A.B. de C.V., Series L**	529,893
12,300	Arkema S.A.	712,280
65,000	AXA S.A.	845,642
7,900	Baidu, Inc., ADR†**	844,589
645,000	Bank Danamon Indonesia Tbk PT	334,270
1,853,500	Bank of China, Ltd., Class H	573,142
16,000	Bank of Nova Scotia**	804,962
5,700	BASF SE	347,503
1,025,500	BBMG Corp.	756,357
33,700	BHP Billiton, Ltd.	1,115,822
158,400	Billabong International, Ltd.(a)	499,851
123,410	BP PLC	739,927
10,300	Brenntag AG	893,520
6,200	Carrefour S.A.	141,186
56,000	Catcher Technology Co., Ltd.	320,623
1,702,000	Chaoda Modern Agriculture Holdings, Ltd.***	240,414
1,055,020	China Construction Bank Corp., Class H	638,114
1,121,000	China Green Holdings, Ltd.	210,439
455,000	China International Marine Containers Group Co., Ltd., Class B	459,319

Shares or Principal Amount		Value

406,000	China Minsheng Banking Corp., Ltd., Class H	$246,960
1,168,000	China National Materials Co., Ltd., Class H	422,885
1,736,000	China Petroleum & Chemical Corp., Class H	1,669,527
240,000	China Resources Cement Holdings, Ltd.	157,410
192,000	China Shineway Pharmaceutical Group, Ltd.	234,909
240,000	China Yurun Food Group, Ltd.	255,967
39,700	Cia Siderurgica Nacional S.A.**	311,646
19,400	Cie de St-Gobain	740,135
10,400	Cie Generale des Etablissements Michelin, Class B	622,002
44,800	CNP Assurances	659,634
8,600	Continental AG†	496,392
41,300	Deutsche Post AG	528,756
11,300	Doosan Corp.	1,275,354
11,000	Duerr AG	354,455
96,000	Duratex S.A.**	439,601
112,000	Essar Energy PLC†	433,912
4,136,000	Ezion Holdings, Ltd.	1,493,602
5,600	Fugro, NV	282,416
72,600	GEA Group AG	1,694,681
28,000	Hana Financial Group, Inc.	814,142
42,000	Hiwin Technologies Corp.	284,797
23,900	Hyosung Corp.	1,100,776
2,300	Hyundai Mobis	651,444
13,000	Hyundai Motor Co.	2,272,630

32	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value

1,380,000	Indika Energy Tbk PT	$348,652
29,100	Industrial Bank of Korea	337,835
26,000	JSW Steel, Ltd.	312,185
22,700	K+S AG	1,188,324
11,000	KB Financial Group, Inc.	363,463
2,500	KCC Corp.	467,061
29,000	Kloeckner & Co. SE	357,033
33,500	Konecranes Oyj	673,265
149,000	Korea Life Insurance Co., Ltd.	697,574
9,700	Metro AG	411,752
117,000	Mitsui & Co., Ltd.(a)	1,694,776
28,700	Nestle S.A.	1,580,012
1,003,181	Noble Group, Ltd.(a)	1,000,839
113,000	Northam Platinum, Ltd.	458,193
2,200	OCI Co., Ltd.	375,623
92,000	Oil & Natural Gas Corp., Ltd.	498,921
400,000	Olam International Ltd.	681,623
451,000	Old Mutual PLC	731,817
460,000	OneSteel, Ltd.	539,091
29,500	Pan American Silver Corp.(a)**	794,718
17,400	Pandora A/S(a)	116,011
57,400	PetroBakken Energy, Ltd., Class A(a)**	369,740
5,240	POSCO	1,614,780
41,500	Potash Corp. of Saskatchewan, Inc.**	1,801,937
344,000	PTT Aromatics & Refining PCL	269,772
292,000	PTT Chemical PCL	922,433
6,300	Rio Tinto, Ltd.	369,013
39,500	Royal Dutch Shell PLC, Class B	1,229,032
33,400	SAP AG	1,699,466
19,300	Seadrill, Ltd.(a)	532,994
21,000	Siemens AG	1,889,378

Shares or Principal Amount		Value

515	Sika AG	$911,832
9,900	SK Holdings Co., Ltd.	1,096,344
4,400	SK Innovation Co., Ltd.	514,806
61,300	Statoil ASA	1,315,368
293,000	Sterlite Industries India, Ltd.	670,614
137,000	Sumitomo Heavy Industries, Ltd.	700,597
29,500	Suncor Energy, Inc.(a)**	753,335
430,000	Tata Motors, Ltd.	1,351,852
800,000	Techtronic Industries Co.	536,834
71,000	Telenor ASA	1,095,048
28,300	Temenos Group AG†,(a)	382,192
25,000	Teva Pharmaceutical Industries, Ltd., ADR**	930,500
24,800	Toronto-Dominion Bank**	1,765,275
31,155	Total S.A.	1,374,540
24,400	Trican Well Service, Ltd.**	346,010
218,000	United Phosphorus, Ltd.	606,540
17,070	Vallourec S.A.(a)	977,543
21,400	Vedanta Resources PLC	363,768
230,000	Wal-Mart de Mexico S.A.B. de C.V., Series V**	527,384
38,300	YIT Oyj(a)	575,277

Total Common Stocks (Cost $98,003,272)		72,192,406
Preferred Stocks (6.1%)
62,340	Banco Bradesco S.A.**	918,730
184,000	Investimentos Itau S.A.**	932,599
168,000	Petroleo Brasileiro S.A.**	1,706,582
61,000	Vale S.A., Class A**	1,272,719

Total Preferred Stocks (Cost $6,046,638)		4,830,630

SCHEDULE OF INVESTMENTS	33

Shares or Principal Amount		Value

Collateral for Securities on Loan (6.5%)
5,156,672	State Street Navigator Prime Portfolio	$5,156,672

Total Collateral for Securities on Loan (Cost $5,156,672)		5,156,672

Shares or Principal Amount		Value

Short-Term Investment (0.5%)
$416,675	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/11	$416,675

Total Short-Term Investments (Cost $416,675)		416,675
Total Investments 104.6%* (Cost $109,623,257)		82,596,383
Liabilities Less Other Assets (4.6)%		(3,669,659)

Net Assets 100.0%		$78,926,724

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

*	The value of foreign securities fair valued (Note 2) as of September 30, 2011 was 78.21% of net assets.

**	This security is considered a Level 1 security. See Note 2 for further details.

***	This security is considered a Level 3 security. Please see Note 2 for further details.

(a)	All or a portion of the security was on loan as of September 30, 2011.

ADR	American Depository Receipt

34	SCHEDULE OF INVESTMENTS

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STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2011

	ICON Asia-Pacific Region Fund	ICON Europe Fund	ICON International Equity Fund
Assets
Investments, at cost	$75,307,269	$35,930,077	$109,623,257

Investments, at value†	63,555,380	28,305,839	82,596,383
Foreign currency, at value(a)	429,319	–	234,012
Receivables:
Fund shares sold	51,315	11,020	21,730
Investments sold	–	810,959	1,299,498
Dividends	210,877	7,431	104,868
Expense reimbursements by Adviser	22,193	18,787	8,974
Foreign tax reclaims	397	106,449	98,490
Other assets	11,671	11,031	81,599

Total Assets	64,281,152	29,271,516	84,445,554

Liabilities
Payables:
Due to custodian bank	–	78,996	–
Expense recoupment due to adviser	–	–	2,457
Payable for collateral received on securities loaned	6,792,269	826,916	5,156,672
Fund shares redeemed	159,769	35,982	200,218
Advisory fees	53,372	25,552	74,552
Accrued distribution fees	897	77	14,112
Fund accounting fees	1,093	525	837
Transfer agent fees	7,843	4,905	11,487
Administration fees	2,629	1,037	3,742
Trustee fees	491	302	712
Capital gains tax	12,612	–	–
Accrued expenses	52,450	38,065	54,041

Total Liabilities	7,083,425	1,012,357	5,518,830

Net Assets - all share classes	$57,197,727	$28,259,159	$78,926,724

Net Assets - Class S	$55,637,142	$28,095,258	$36,493,913

Net Assets - Class I	$–	$–	$24,916,776

Net Assets - Class C	$792,272	$58,877	$8,050,050

Net Assets - Class Z	$–	$–	$6,826,384

Net Assets - Class A	$768,313	$105,024	$2,639,601

36	FINANCIAL STATEMENTS

	ICON Asia-Pacific Region Fund	ICON Europe Fund	ICON International Equity Fund
Net Assets Consist of
Paid-in capital	$79,479,805	$86,125,694	$186,185,943
Accumulated undistributed net investment income/(loss)	217,349	459,347	560,902
Accumulated undistributed net realized gain/(loss) from investments and foreign currency transactions	(10,719,331)	(50,705,371)	(80,794,382)
Unrealized appreciation/(depreciation) on investments and foreign currency transactions	(11,780,096)	(7,620,511)	(27,025,739)

Net Assets	$57,197,727	$28,259,159	$78,926,724

Shares outstanding (unlimited shares authorized, no par value)
Class S	5,495,259	2,734,569	3,906,231
Class I	–	–	2,742,006
Class C	80,178	5,845	940,143
Class Z	–	–	740,274
Class A	76,036	10,221	288,199
Net asset value (offering and redemption price per share)
Class S	$10.12	$10.27	$9.34
Class I	$–	$–	$9.09
Class C	$9.88	$10.07	$8.56
Class Z	$–	$–	$9.22
Class A	$10.10	$10.28	$9.16
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$10.72	$10.91	$9.72

† Includes securities on loan of	$6,291,167	$737,761	$4,790,217

(a) Foreign currency, at cost	$450,505	$–	$234,564

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	37

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2011

	ICON Asia-Pacific Region Fund	ICON Europe Fund	ICON International Equity Fund
Investment Income
Interest	$104	$120	$234
Dividends	1,637,690	1,356,131	2,952,587
Income from securities lending, net	11,092	78,046	109,511
Foreign taxes withheld	(107,956)	(158,231)	(302,909)

Total Investment Income	1,540,930	1,276,066	2,759,423

Expenses
Advisory fees	717,471	433,847	1,072,619
Distribution fees:
Class I	-	-	86,172
Class C	8,354	791	127,551
Class A	3,131	402	12,621
Fund accounting fees	9,502	5,066	12,516
Transfer agent fees	89,639	55,668	123,437
Administration fees	35,525	21,477	53,082
Custody fees	79,345	18,769	99,696
Registration fees:
Class S	30,123	22,147	16,021
Class I	-	-	18,316
Class C	11,700	11,177	13,549
Class A	12,658	12,310	13,390
Class Q*	-	-	502
Insurance expense	11,283	7,312	16,752
Trustee fees and expenses	6,597	4,242	9,814
Audit and tax service expense	64,678	41,216	62,656
Recoupment of previously reimbursed expenses	-	-	10,350
Interest expense	3,432	1,088	990
Other expenses	100,524	63,526	102,133

Total expenses before expense reimbursement	1,183,962	699,038	1,852,167
Expense reimbursement by Adviser due to expense limitation agreement	(31,078)	(29,163)	(25,510)

Net Expenses	1,152,884	669,875	1,826,657

Net Investment Income/(Loss)	388,046	606,191	932,766

Net Realized and Unrealized Gain/(Loss) on Investments, Foreign Currency and Capital Gains Tax
Net realized gain/(loss) from investment transactions	9,874,630	4,703,346	11,896,021
Net realized gain/(loss) from foreign currency transactions	287,624	(367,632)	58,537
Net realized capital gains tax	(28,063)	-	(33,954)
Change in unrealized net appreciation/(depreciation) on investments and foreign currency transactions	(23,378,425)	(11,104,476)	(37,453,624)

Net realized and unrealized gain/(loss) on investments, foreign currency and capital gains tax	(13,244,234)	(6,768,762)	(25,533,020)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(12,856,188)	$(6,162,571)	$(24,600,254)

*	Class Q shares of the International Equity Fund closed on April 12, 2011.

The accompanying notes are an integral part of the financial statements.

38	FINANCIAL STATEMENTS

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STATEMENTS OF CHANGES IN NET ASSETS

	ICON Asia-Pacific Region Fund
	Year ended September 30, 2011	Year ended September 30, 2010
Operations
Net investment income/(loss)	$388,046	$99,732
Net realized gain/(loss) on investment transactions	9,874,630	16,265,852
Net realized gain/(loss) from foreign currency transactions	287,624	(418,749)
Net realized capital gains tax	(28,063)	(111,185)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency transactions	(23,378,425)	(3,881,126)

Net increase/(decrease) in net assets resulting from operations	(12,856,188)	11,954,524

Dividends to Shareholders
Net investment income
Class S	-	(2,047,982)
Class I	-	(299)
Class C	-	(3,704)
Class Z	-	(115)
Class A	-	(8,693)
Class Q*	-	-

Net decrease from dividends	-	(2,060,793)

Fund Share Transactions
Shares sold
Class S	24,830,854	36,256,247
Class I	-	98,494
Class C	858,994	231,787
Class Z	-	1,200
Class A	832,245	1,406,633
Class Q*	-	-
Reinvested dividends and distributions
Class S	-	1,969,593
Class I	-	299
Class C	-	3,127
Class Z	-	115
Class A	-	7,199
Class Q*	-	-
Shares repurchased
Class S	(27,570,610)	(85,400,255)
Class I	-	(116,205)
Class C	(286,152)	(112,028)
Class Z	-	(7,660)
Class A	(1,054,975)	(938,570)
Class Q*	-	-

Net Increase/(decrease) from fund share transactions	(2,389,644)	(46,600,024)

Total net increase/(decrease) in net assets	(15,245,832)	(36,706,293)
Net Assets
Beginning of year	72,443,559	109,149,852

End of year	$57,197,727	$72,443,559

40	FINANCIAL STATEMENTS

ICON Europe Fund		ICON International Equity Fund
Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2011	Year ended September 30, 2010

$606,191	$766,263	$932,766	$928,060
4,703,346	6,397,943	11,896,021	21,040,500
(367,632)	87,772	58,537	(479,441)
-	-	(33,954)	(80,639)
(11,104,476)	(4,393,093)	(37,453,624)	(11,081,438)

(6,162,571)	2,858,885	(24,600,254)	10,327,042

(453,210)	(491,915)	(209,215)	(630,736)
-	(20)	(118,029)	(558,189)
(410)	(67)	-	(143,688)
-	(40)	(82,032)	(482,631)
(1,567)	(889)	(20,141)	(79,858)
-	-	(52,806)	(157,568)

(455,187)	(492,931)	(482,223)	(2,052,670)

7,568,313	6,692,968	28,322,716	6,126,691
-	-	13,088,283	11,426,534
5,475	60,123	918,923	1,409,676
-	-	2,581,160	6,771,576
10,420	19,813	1,383,795	1,948,858
-	-	23,892	417,260

440,889	484,255	204,055	628,823
-	20	101,764	491,814
410	67	-	127,039
-	40	79,707	439,510
1,511	692	17,213	70,683
-	-	52,676	157,214

(21,885,777)	(17,663,442)	(11,610,081)	(12,511,313)
-	(3,632)	(17,474,596)	(14,836,993)
(2,563)	(14,990)	(4,428,987)	(4,462,878)
-	(3,677)	(6,802,428)	(24,426,405)
(30,619)	(38,218)	(3,354,216)	(2,257,800)
-	-	(9,287,654)	(1,324,612)

(13,891,941)	(10,465,981)	(6,183,778)	(29,804,323)

(20,509,699)	(8,100,027)	(31,266,255)	(21,529,951)

48,768,858	56,868,885	110,192,979	131,722,930

$28,259,159	$48,768,858	$78,926,724	$110,192,979

FINANCIAL STATEMENTS	41

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Asia-Pacific Region Fund
	Year ended September 30, 2011	Year ended September 30, 2010
Transactions in Fund Shares
Shares sold
Class S	1,912,320	3,291,708
Class I	-	8,567
Class C	66,475	21,226
Class Z	-	110
Class A	64,370	127,018
Class Q*	-	-
Reinvested dividends and distributions
Class S	-	182,201
Class I	-	28
Class C	-	292
Class Z	-	10
Class A	-	666
Class Q*	-	-
Shares repurchased
Class S	(2,154,565)	(7,912,830)
Class I	-	(10,129)
Class C	(22,566)	(9,887)
Class Z	-	(650)
Class A	(81,339)	(85,752)
Class Q*	-	-

Net increase/(decrease)	(215,305)	(4,387,422)
Shares outstanding, beginning of year	5,866,778	10,254,200

Shares outstanding, end of year	5,651,473	5,866,778

Accumulated undistributed net investment income/(loss)	$217,349	$(430,258)

*	Class Q shares of the International Equity Fund closed on April 12, 2011.

The accompanying notes are an integral part of the financial statements.

42	FINANCIAL STATEMENTS

ICON Europe Fund		ICON International Equity Fund
Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2011	Year ended September 30, 2010

540,432	548,122	2,179,451	531,628
-	-	1,070,213	1,039,598
402	5,033	77,449	133,245
-	-	206,375	591,916
765	1,639	109,312	172,608
-	-	1,884	37,359

32,418	38,927	16,118	55,015
-	2	8,240	44,069
31	6	-	11,962
-	3	6,377	38,963
111	55	1,382	6,283
-	-	4,218	13,950

(1,585,829)	(1,453,831)	(933,083)	(1,115,347)
-	(289)	(1,434,870)	(1,344,907)
(183)	(1,276)	(375,566)	(423,072)
-	(292)	(529,937)	(2,217,806)
(2,203)	(3,065)	(267,603)	(204,963)
-	-	(718,870)	(120,384)

(1,014,056)	(864,966)	(578,910)	(2,749,883)
3,764,691	4,629,657	9,195,763	11,945,646

2,750,635	3,764,691	8,616,853	9,195,763

$459,347	$675,975	$560,902	$85,776

FINANCIAL STATEMENTS	43

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Asia-Pacific Region Fund
Class S
Year ended September 30, 2011	$12.35	$0.07	$(2.30)	$(2.23)	$-	$-
Year ended September 30, 2010	10.64	0.01	1.89	1.90	(0.19)	-
Year ended September 30, 2009	9.47	0.08	1.20	1.28	(0.11)	-
Year ended September 30, 2008	18.82	0.10	(6.99)	(6.89)	(0.12)	(2.34)
Year ended September 30, 2007	13.19	0.15	5.51	5.66	(0.03)	-
Class C
Year ended September 30, 2011	12.17	(0.02)	(2.27)	(2.29)	-	-
Year ended September 30, 2010	10.54	(0.05)	1.82	1.77	(0.14)	-
Year ended September 30, 2009	9.41	0.02	1.18	1.20	(0.07)	-
January 25, 2008 (inception) to September 30, 2008	13.73	0.05	(4.37)	(4.32)	-	-
Class A
Year ended September 30, 2011	12.35	0.04	(2.29)	(2.25)	-	-
Year ended September 30, 2010	10.63	0.02	1.86	1.88	(0.16)	-
Year ended September 30, 2009	9.38	0.05	1.25	1.30	(0.05)	-
Year ended September 30, 2008	18.72	0.03	(6.93)	(6.90)	(0.10)	(2.34)
Year ended September 30, 2007	13.18	0.27	5.30	5.57	(0.03)	-
ICON Europe Fund
Class S
Year ended September 30, 2011	12.95	0.19	(2.73)	(2.54)	(0.14)	-
Year ended September 30, 2010	12.28	0.18	0.60	0.78	(0.11)	-
Year ended September 30, 2009	13.23	0.15	(0.79)	(0.64)	(0.31)	-
Year ended September 30, 2008	24.04	0.36	(8.21)	(7.85)	(0.21)	(2.75)
Year ended September 30, 2007	18.82	0.21	5.33	5.54	(0.05)	(0.27)
Class C
Year ended September 30, 2011	12.77	0.07	(2.70)	(2.63)	(0.07)	-
Year ended September 30, 2010	12.15	0.09	0.56	0.65	(0.03)	-
Year ended September 30, 2009	13.12	0.07	(0.80)	(0.73)	(0.24)	-
January 25, 2008 (inception) to September 30, 2008	17.91	0.07	(4.86)	(4.79)	-	-
Class A
Year ended September 30, 2011	12.98	0.18	(2.75)	(2.57)	(0.13)	-
Year ended September 30, 2010	12.30	0.15	0.60	0.75	(0.07)	-
Year ended September 30, 2009	13.14	0.12	(0.75)	(0.63)	(0.21)	-
Year ended September 30, 2008	23.91	0.26	(8.17)	(7.91)	(0.11)	(2.75)
Year ended September 30, 2007	18.79	0.15	5.28	5.43	(0.04)	(0.27)

44	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets(a)			Ratio of net investment income/(loss) to average net assets(a)
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit		Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit	Portfolio turnover rate(b)

$-	$10.12	(18.06)%	$55,637	1.59%	1.59%		0.55%	0.55%	71.03%
(0.19)	12.35	18.02%	70,854	1.63%	1.63%		0.13%	0.13%	100.41%
(0.11)	10.64	14.18%	108,325	1.54%	1.54%		1.00%	1.00%	171.05%
(2.46)	9.47	(41.26)%	69,519	1.42%	1.42%		0.70%	0.70%	168.42%
(0.03)	18.82	43.03%	205,332	1.38%	1.38%		0.96%	0.97%	130.84%

-	9.88	(18.82)%	792	4.40%	2.55	%(c)	(2.02)%	(0.17)%	71.03%
(0.14)	12.17	17.02%	441	9.04%	2.57	%(c)	(6.91)%	(0.44)%	100.41%
(0.07)	10.54	13.10%	260	19.80%	2.55	%(c)	(17.06)%	0.19%	171.05%
-	9.41	(31.46)%	33	23.58%	2.64	%(c)	(20.28)%	0.66%	168.42%

-	10.10	(18.22)%	768	3.05%	1.81	%(c)	(0.97)%	0.27%	71.03%
(0.16)	12.35	17.91%	1,149	5.17%	1.82	%(c)	(3.13)%	0.22%	100.41%
(0.05)	10.63	14.11%	543	5.89%	1.82	%(c)	(3.41)%	0.66%	171.05%
(2.44)	9.38	(41.53)%	412	2.94%	1.88	%(c)	(0.82)%	0.24%	168.42%
(0.03)	18.72	42.38%	973	3.26%	1.85	%(c)	0.24%	1.65%	130.84%

(0.14)	10.27	(19.90)%	28,095	1.54%	1.54%		1.40%	1.40%	51.94%
(0.11)	12.95	6.40%	48,547	1.58%	1.58%		1.48%	1.48%	105.08%
(0.31)	12.28	(4.13)%	56,681	1.57%	1.57%		1.52%	1.52%	129.97%
(2.96)	13.23	(36.83)%	84,320	1.35%	1.35%		1.89%	1.89%	181.83%
(0.32)	24.04	29.69%	139,069	1.35%	1.35%		0.97%	0.97%	133.36%

(0.07)	10.07	(20.73)%	59	19.88%	2.52	%(c)	(16.84)%	0.52%	51.94%
(0.03)	12.77	5.37%	71	40.14%	2.55	%(c)	(36.86)%	0.73%	105.08%
(0.24)	12.15	(5.04)%	22	75.12%	2.57	%(c)	(71.83)%	0.72%	129.97%
-	13.12	(26.74)%	16	51.24%	2.58	%(c)	(48.03)%	0.63%	181.83%

(0.13)	10.28	(20.04)%	105	11.29%	1.80	%(c)	(8.20)%	1.29%	51.94%
(0.07)	12.98	6.16%	150	17.22%	1.80	%(c)	(14.22)%	1.21%	105.08%
(0.21)	12.30	(4.32)%	159	11.15%	1.82	%(c)	(8.08)%	1.25%	129.97%
(2.86)	13.14	(37.17)%	370	4.36%	1.83	%(c)	(1.18)%	1.35%	181.83%
(0.31)	23.91	29.14%	666	2.43%	1.84	%(c)	0.09%	0.69%	133.36%

FINANCIAL HIGHLIGHTS	45

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations				Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)		Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON International Equity Fund
Class S
Year ended September 30, 2011	$12.26	$0.16		$(3.00)	$(2.84)	$(0.08)	$-
Year ended September 30, 2010	11.27	0.12		1.08	1.20	(0.21)	-
Year ended September 30, 2009	10.84	0.13		0.30	0.43	-	-
January 25, 2008 (inception) to September 30, 2008	15.25	0.20		(4.61)	(4.41)	-	-
Class I
Year ended September 30, 2011	11.94	0.09		(2.90)	(2.81)	(0.04)	-
Year ended September 30, 2010	10.97	0.07		1.06	1.13	(0.16)	-
Year ended September 30, 2009	10.71	0.05		0.37	0.42	(0.16)	-
Year ended September 30, 2008	20.09	0.22		(7.48)	(7.26)	(0.13)	(1.99)
Year ended September 30, 2007	14.94	0.18		5.63	5.81	- (d)	(0.66)
Class C
Year ended September 30, 2011	11.30	-	(d)	(2.74)	(2.74)	-	-
Year ended September 30, 2010	10.40	(0.01)		1.01	1.00	(0.10)	-
Year ended September 30, 2009	10.10	-	(d)	0.36	0.36	(0.06)	-
Year ended September 30, 2008	19.09	0.07		(7.07)	(7.00)	- (d)	(1.99)
Year ended September 30, 2007	14.36	-	(d)	5.39	5.39	-	(0.66)
Class Z
Year ended September 30, 2011	12.11	0.14		(2.95)	(2.81)	(0.08)	-
Year ended September 30, 2010	11.13	0.13		1.06	1.19	(0.21)	-
Year ended September 30, 2009	10.87	0.11		0.35	0.46	(0.20)	-
Year ended September 30, 2008	20.34	0.22		(7.53)	(7.31)	(0.17)	(1.99)
Year ended September 30, 2007	15.07	0.20		5.73	5.93	-	(0.66)
Class A
Year ended September 30, 2011	12.04	0.10		(2.94)	(2.84)	(0.04)	-
Year ended September 30, 2010	11.07	0.08		1.06	1.14	(0.17)	-
Year ended September 30, 2009	10.78	0.06		0.37	0.43	(0.14)	-
Year ended September 30, 2008	20.24	0.18		(7.52)	(7.34)	(0.13)	(1.99)
Year ended September 30, 2007	15.06	0.17		5.67	5.84	-	(0.66)

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
(a)	Annualized for periods less than a year.
(b)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than a year.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including interest expense.
(d)	Amount less than $0.005.
(e)	The ratio of expenses to average net assets after the contractual expense limitation and voluntary expense waiver and transfer agent earnings credit is 1.29%, 1.73%, 2.52%, 1.25% and 1.76% for Class S, Class I, Class C, Class Z and Class A, respectively.
(f)	The ratio of net investment income/(loss) to average net assets after the contractual expense limitation and voluntary expense waiver and transfer agent earnings credit is 1.47%, 0.62%, (0.01%), 1.25% and 0.74% for Class S, Class I, Class C, Class Z and Class A, respectively.

The accompanying notes are an integral part of the financial statements.

46	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets(a)			Ratio of net investment income/(loss) to average net assets(a)
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit(C)		Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit		Portfolio turnover rate(b)

$(0.08)	$9.34	(23.32)%	$36,494	1.44%	1.44%		1.28%	1.28%		91.46%
(0.21)	12.26	10.78%	32,424	1.42%	1.42%		1.08%	1.08%		111.29%
-	11.27	3.97%	35,748	1.34%	1.34	%(e)	1.42%	1.42	%(f)	182.73%
-	10.84	(28.92)%	1,515	1.62%	1.62%		2.08%	2.08%		188.73%

(0.04)	9.09	(23.62)%	24,917	1.81%	1.80%		0.73%	0.74%		91.46%
(0.16)	11.94	10.44%	36,993	1.84%	1.80%		0.63%	0.66%		111.29%
(0.16)	10.97	4.60%	36,860	1.76%	1.76	%(e)	0.59%	0.59	%(f)	182.73%
(2.12)	10.71	(39.85)%	110,029	1.55%	1.55%		1.39%	1.39%		188.73%
(0.66)	20.09	40.11%	170,383	1.54%	1.54%		1.02%	1.03%		132.30%

-	8.56	(24.25)%	8,050	2.64%	2.55%		(0.11)%	(0.02)%		91.46%
(0.10)	11.30	9.65%	13,990	2.69%	2.55%		(0.21)%	(0.07)%		111.29%
(0.06)	10.40	3.79%	15,774	2.64%	2.55	%(e)	(0.13)%	(0.04	)%(f)	182.73%
(1.99)	10.10	(40.38)%	22,194	2.44%	2.44%		0.47%	0.47%		188.73%
(0.66)	19.09	38.74%	29,274	2.57%	2.56%		(0.04)%	(0.03)%		132.30%

(0.08)	9.22	(23.38)%	6,826	1.45%	1.45%		1.12%	1.12%		91.46%
(0.21)	12.11	10.87%	12,806	1.43%	1.36%		1.06%	1.12%		111.29%
(0.20)	11.13	5.16%	29,437	1.43%	1.25	%(e)	1.07%	1.25	%(f)	182.73%
(2.16)	10.87	(39.66)%	13,580	1.27%	1.27%		1.31%	1.31%		188.73%
(0.66)	20.34	40.56%	37,619	1.26%	1.26%		1.16%	1.16%		132.30%

(0.04)	9.16	(23.65)%	2,640	2.03%	1.80%		0.56%	0.79%		91.46%
(0.17)	12.04	10.38%	5,358	2.16%	1.80%		0.33%	0.68%		111.29%
(0.14)	11.07	4.65%	5,214	2.08%	1.80	%(e)	0.42%	0.70	%(f)	182.73%
(2.12)	10.78	(39.95)%	7,001	1.73%	1.73%		1.17%	1.17%		188.73%
(0.66)	20.24	39.97%	6,744	1.70%	1.69%		0.98%	0.99%		132.30%

FINANCIAL HIGHLIGHTS	47

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

1.  Organization

The ICON Asia-Pacific Region Fund (“Asia-Pacific Region Fund”), ICON Europe Fund (“Europe Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Asia-Pacific Region Fund and the Europe Fund each have three classes of shares: Class S, Class C and Class A. The International Equity Fund has five classes of shares: Class S, Class I, Class C, Class Z and Class A. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently fourteen other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Asia-Pacific Region Fund and the Europe Fund primarily invest in companies whose principal business activities fall within specific regions. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and

48	NOTES TO FINANCIAL STATEMENTS

mid-cap investing, including limited product lines, less liquidity, and small market share.

The Asia-Pacific Region Fund has a significant weighting in the Financial sector and the Europe Fund has a significant weighting in Germany which may cause each Fund’s performance to be susceptible to the economic, business and/or other developments that may affect that country and/or sector.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued as of the closing price at the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect

NOTES TO FINANCIAL STATEMENTS	49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities that traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Investments in other open-end investment companies are valued at net asset value.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

50	NOTES TO FINANCIAL STATEMENTS

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2011:

	Level 1	Level 2	Level 3	Total
ICON Asia-Pacific Region Fund*
Assets
Common Stocks
South Korea	$-	$12,596,608	$-	$12,596,608
Japan	-	10,958,351	-	10,958,351
Australia	-	7,002,523	-	7,002,523
China	598,696	5,830,930	-	6,429,626
Singapore	-	4,613,349	-	4,613,349
India	-	4,097,239	-	4,097,239
Thailand	-	3,355,394	-	3,355,394
Hong Kong	-	2,949,808	91,815	3,041,623
Other Countries	-	3,658,503	-	3,658,503
Collateral for Securities on Loan	-	6,792,269	-	6,792,269
Short-Term Investments	-	1,009,895	-	1,009,895

Total	$598,696	$62,864,869	$91,815	$63,555,380

NOTES TO FINANCIAL STATEMENTS	51

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Level 1	Level 2	Level 3	Total
ICON Europe Fund*
Assets
Common Stocks
Germany	$-	$9,269,772	$-	$9,269,772
France	-	5,067,351	-	5,067,351
Switzerland	-	3,225,224	-	3,225,224
United Kingdom	-	2,970,747	-	2,970,747
Norway	-	1,902,647	-	1,902,647
Other Countries	501,900	4,426,967	-	4,928,867
Preferred Stock
Germany	-	114,315	-	114,315
Collateral for Securities on Loan	-	826,916	-	826,916

Total	$501,900	$27,803,939	$-	$28,305,839

ICON International Equity Fund*
Assets
Common Stocks
South Korea	$-	$11,581,832	$-	$11,581,832
Germany	-	10,554,856	-	10,554,856
France	-	6,773,617	-	6,773,617
Canada	6,635,977	-	-	6,635,977
China	844,589	5,494,558	-	6,339,147
Brazil	751,247	-	-	751,247
Other Countries	1,987,777	27,327,539	240,414	29,555,730
Preferred Stocks
Brazil	4,830,630	-	-	4,830,630
Collateral for Securities on Loan	-	5,156,672	-	5,156,672
Short-Term Investments	-	416,675	-	416,675

Total	$15,050,220	$67,305,749	$240,414	$82,596,383

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Country Composition tables for additional security details.

For the year ended September 30, 2011, there was no significant transfer activity between Level 1 and Level 2.

52	NOTES TO FINANCIAL STATEMENTS

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September, 2011 for the Asia-Pacific Region Fund and the International Equity Fund, was as follows:

Common Stocks Hong Kong
ICON Asia-Pacific Region Fund
Beginning balance 9/30/10	$-
Net purchases (sales)	-
Accrued discounts (premiums)	-
Total realized gains (losses)	-
Total change in unrealized appreciation (depreciation)	-
Transfers in to Level 3*	91,815
Transfers out of Level 3	-

Ending balance 9/30/11	$91,815

Net change in unrealized appreciation (depreciation) on investments held at 9/30/11	$(449,104)

Common Stocks Hong Kong
ICON International Equity Fund
Beginning balance 9/30/10	$-
Net purchases (sales)	-
Accrued discounts (premiums)	-
Total realized gains (losses)	-
Total change in unrealized appreciation (depreciation)	-
Transfers in to Level 3*	240,414
Transfers out of Level 3	-

Ending balance 9/30/11	$240,414

Net change in unrealized appreciation (depreciation) on investments held at 9/30/11	$(1,133,353)

*	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

Net realized gain/(loss) and net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates

NOTES TO FINANCIAL STATEMENTS	53

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds may use forward foreign currency contracts to manage foreign currency exposure with respect to transactional hedging, positional hedging, cross hedging and proxy hedging.

These contracts involve market risk and do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Funds could be exposed to risk if the value of the currency changes unfavorably. Additionally, the Funds could be exposed to counterparty risk if the counterparties are unable to meet the terms of the contracts.

These contracts are marked-to-market daily. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statement of Operations. At September 30, 2011, the Asia-Pacific Region Fund, Europe Fund and International Equity Fund had no outstanding forward foreign currency contracts.

54	NOTES TO FINANCIAL STATEMENTS

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Foreign exchange contracts
Foreign exchange risk
ICON Asia-Pacific Region Fund	Net realized gain/(loss) from	$232,585
ICON Europe Fund	foreign currency transactions	(296,220)
ICON International Equity Fund		267,566

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Foreign exchange contracts
Foreign exchange risk
ICON Asia-Pacific Region Fund	Change in unrealized net	$(224,856)
ICON Europe Fund	appreciation/(depreciation) on	220,789
ICON International Equity Fund	foreign currency transactions	(312,473)

The number of contracts open during the year ended September 30, 2011 for the Asia-Pacific Region Fund, Europe Fund, and International Equity Fund were 1, 2, and 4, respectively.

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to non-affiliated qualified parties. The Funds seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are on loan; however, the Funds may attempt to call back the loan and vote the proxy.

NOTES TO FINANCIAL STATEMENTS	55

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

All loans will be continuously secured by collateral which consists of cash. The cash collateral is invested in the State Street Navigator Prime Portfolio and is disclosed on the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

As of September 30, 2011, the following Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
ICON Asia-Pacific Region Fund	$6,291,167	$6,792,269
ICON Europe Fund	737,761	826,916
ICON International Equity Fund	4,790,217	5,156,672

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2011. It may also include collateral received from the pre-funding of loans.

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

56	NOTES TO FINANCIAL STATEMENTS

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a tax on capital gains which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and

NOTES TO FINANCIAL STATEMENTS	57

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are the class level expenses that are included on the Statement of Operations:

Fund	Legal Expense	Printing And Postage Expense	Transfer Agent Expense
ICON Asia-Pacific Region Fund
Class S	$8,272	$50,655	$80,386
Class C	99	624	4,780
Class A	149	899	4,473
ICON Europe Fund
Class S	5,426	25,899	49,570
Class C	10	48	2,882
Class A	20	101	3,216
ICON International Equity Fund
Class S	4,873	15,298	20,130
Class I	4,089	12,869	49,827
Class C	1,486	4,794	26,198
Class Z	1,400	4,503	14,607
Class A	579	1,895	9,354
Class Q*	333	1,013	3,321

*	Class Q shares of the International Equity Fund were closed on April 12, 2011.

3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets.

ICON Advisers has contractually agreed to limit the Funds’ operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Class S	Class I	Class C	Class Z	Class A
ICON Asia-Pacific Region Fund	-	N/A	2.55%	N/A	1.80%
ICON Europe Fund	-	N/A	2.55%	N/A	1.80%
ICON International Equity Fund	1.55%	1.80%	2.55%	1.55%	1.80%

58	NOTES TO FINANCIAL STATEMENTS

Effective February 18, 2011, the expense limitation for Class S shares of ICON International Equity Fund decreased from 1.80% to 1.55%.

The Funds’ expense limitations will continue in effect until at least January 31, 2021. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2011 the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2012	2013	2014
ICON Asia-Pacific Region Fund	$27,778	$47,207	$31,078
ICON Europe Fund	26,513	42,776	29,163
ICON International Equity Fund	61,349	53,159	25,510

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company, (“State Street”) serves as the fund accounting agent for the funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction cusip charges and out-of-pocket expenses. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion

NOTES TO FINANCIAL STATEMENTS	59

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2011, each Funds’ payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement with State Street to which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class I and Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual distribution and service fee of 1.00% of average daily net assets. The total amount paid under the 12b-1 plans by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 86% by the Trust and 14% by ICON Advisers. For the year ended September 30, 2011, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

Some of the distribution amounts received by IDI, discussed in the Distribution Fees section above, have been used to offset various shareholder servicing costs incurred by ICON Advisers. For the year ended September 30, 2011, this amount was $7,992.

60	NOTES TO FINANCIAL STATEMENTS

4.  Borrowings

The Trust has entered into Lines of Credit agreements with State Street to provide temporary funding for redemption requests. The maximum borrowing is limited to $150 million. Interest on domestic borrowings is charged at the higher of the Federal Funds Rate effective on that day and the Overnight LIBOR Rate effective on that day plus 1.25%. The average interest rate charged for the year ended September 30, 2011 was 1.44%.

Fund	Average Borrowing (10/1/10-9/30/11)
ICON Asia-Pacific Region Fund	$235,233
ICON Europe Fund*	77,220
ICON International Equity Fund	68,525

*	Fund had outstanding borrowings under these agreements as of September 30, 2011.

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Asia-Pacific Region Fund	$49,418,483	$52,266,151
ICON Europe Fund	21,696,800	35,314,841
ICON International Equity Fund	95,080,491	100,507,298

6.  Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables include losses the Funds may be able to offset against gains recognized in future years. The accumulated losses noted represent net capital loss carryforwards as of September 30, 2011 and post-October losses that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

NOTES TO FINANCIAL STATEMENTS	61

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended September 30, 2011 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Asia-Pacific Region Fund	$10,719,331	2017
ICON Europe Fund	24,032,405	2017
	26,614,409	2018
ICON International Equity Fund	53,195,839	2017
	27,012,993	2018

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2011, the Funds utilized capital loss carryforwards:

Fund	Amount
ICON Asia-Pacific Region Fund	$9,873,592
ICON Europe Fund	4,703,346
ICON International Equity Fund	11,896,021

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2011, were as follows:

Fund	Distributions Paid from Ordinary Income	Total Distributions Paid
ICON Asia-Pacific Region Fund	$-	$-
ICON Europe Fund	455,187	455,187
ICON International Equity Fund	482,223	482,223

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2010, were as follows:

Fund	Distributions Paid from Ordinary Income	Total Distributions Paid
ICON Asia-Pacific Region Fund	$2,060,793	$2,060,793
ICON Europe Fund	492,931	492,931
ICON International Equity Fund	2,052,670	2,052,670

62	NOTES TO FINANCIAL STATEMENTS

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
ICON Asia-Pacific Region Fund	$217,349	$(10,719,331)	$(11,780,096)	$(22,282,078)
ICON Europe Fund	460,661	(50,646,814)	(7,680,382)	(57,866,535)
ICON International Equity Fund	560,902	(80,208,832)	(27,611,289)	(107,259,219)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

As of September 30, 2011, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation/ (Depreciation)
ICON Asia-Pacific Region Fund	$75,307,269	$2,781,079	$(14,532,968)	$(11,751,889)
ICON Europe Fund	35,988,634	919,277	(8,602,072)	(7,682,795)
ICON International Equity Fund	110,208,806	2,771,355	(30,383,778)	(27,612,423)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Funds. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for each Fund’s fiscal year ending 2012.

7.  Subsequent Events

The Board of Trustees has decided to merge Class I shares into Class A shares of the ICON International Equity Fund effective January 23, 2012.

The Board of Trustees has also decided to merge the Class S shares into the Class Z shares of the International Equity Fund and to rename the resultant share class Class S effective January 23, 2012. Immediately upon completion of this share class merger, the expense limitation agreement will be amended so that expenses (exclusive of brokerage, interest, taxes, dividends

NOTES TO FINANCIAL STATEMENTS	63

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

on short sales and extraordinary expenses) will be contractually limited to 1.55% of average net assets. As with the other ICON Funds Class S shares, the resultant Class S for the International Equity Fund will be offered to platform sales and investment representatives through fee-based products or accounts, as well as institutional investors. ICON reserves the right to change or waive the investment criteria for the Class S shares. Please visit www.iconfunds.com for additional important information regarding these share class mergers.

Subsequent to year end, the ICON Funds suspended participation in the securities lending program.

64	NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Asia-Pacific Region Fund, ICON Europe Fund, and ICON International Equity Fund (three of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2011, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 18, 2011

REPORT OF ACCOUNTING FIRM	65

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2011 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/11 – 9/30/11).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

66	EXPENSE EXAMPLE

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period 4/1/11 - 9/30/11*	Annualized Expense Ratio 4/1/11 - 9/30/11
Actual Expenses
ICON Asia-Pacific Region Fund
Class S	$1,000.00	$759.20	$7.31	1.66%
Class C	1,000.00	755.90	11.24	2.55%
Class A	1,000.00	758.80	7.96	1.80%
ICON Europe Fund
Class S	1,000.00	707.30	6.77	1.58%
Class C	1,000.00	703.70	10.91	2.55%
Class A	1,000.00	707.00	7.73	1.81%
ICON International Equity Fund
Class S	1,000.00	698.60	6.45	1.52%
Class I	1,000.00	698.20	7.67	1.80%
Class C	1,000.00	694.80	10.84	2.55%
Class Z	1,000.00	699.00	6.31	1.48%
Class A	1,000.00	697.60	7.66	1.80%
Hypothetical (assuming a 5% return before expenses)
ICON Asia-Pacific Region Fund
Class S	1,000.00	1,016.76	8.38
Class C	1,000.00	1,012.26	12.88
Class A	1,000.00	1,016.02	9.12
ICON Europe Fund
Class S	1,000.00	1,017.13	8.00
Class C	1,000.00	1,012.26	12.89
Class A	1,000.00	1,016.01	9.13
ICON International Equity Fund
Class S	1,000.00	1,017.47	7.67
Class I	1,000.00	1,016.04	9.10
Class C	1,000.00	1,012.28	12.87
Class Z	1,000.00	1,017.64	7.50
Class A	1,000.00	1,016.04	9.10

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

EXPENSE EXAMPLE	67

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 60, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 61. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2006 to present), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to present) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to present). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

John C. Pomeroy, Jr., 64. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director

68	TRUSTEES AND OFFICERS

of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 63. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:
Craig T. Callahan, 60, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Erik L. Jonson, 62. Mr. Jonson has been a Vice President and Principal Financial Officer/Treasurer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) and Secretary (2005 and 1998 to 2002) of ICON Advisers; Chief Financial Officer, Secretary and Director (1998 to present) of IM&R; and Executive Vice President and Treasurer/Financial Principal (1996 to present) of IDI.

Jessica Seidlitz, 33. Ms. Seidlitz serves as the Assistant Treasurer of the Funds (2007 to present). She also serves as the Mutual Fund Controller of ICON Advisers (2005 to present). Previously, she was a Senior Associate/Associate at PricewaterhouseCoopers LLP (2001 to 2004).

Donald Salcito, 58. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a

TRUSTEES AND OFFICERS	69

Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Brian Harding, 32. Mr. Harding serves as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2008 to present). Mr. Harding also serves as Chief Compliance Officer of ICON Advisers (2011 to present). Previously, he was a Manager (2007 to 2008) and a Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

70	TRUSTEES AND OFFICERS

OTHER INFORMATION (UNAUDITED)

Renewal of Investment Advisory Agreement

On August 15, 2011, the Board of Trustees, including a majority of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2011.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services provided and to be provided to each Fund by ICON under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses (the “Lipper report”). The data also included an analysis of the Funds’ ratings on the AthenaInvest system (the “AthenaInvest data”) and a presentation on ICON’s investment model. AthenaInvest is an affiliate of the Adviser. The Board of Trustees met on August 4 and 19, 2011 to discuss the data. Management personnel discussed the data for and with those present. Included in the discussion was a briefing on the sales and marketing initiatives, the different classes of shares being offered by the Trust and efficiencies in connection with administering services to the Funds/various classes of shares.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

OTHER INFORMATION	71

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the Lipper report and the AthenaInvest data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. Management noted that ICON modified the valuation methodology at the end of 2008 to better account for systemic risk. ICON implemented the modified valuation methodology in February 2009. During the discussion, management personnel noted that the markets continue to experience volatility and that when the markets are volatile, relative strength readings are also more volatile and less reliable It was also noted that volatility has affected ICON’s performance; that this had been the case for much of the last two years for the Funds; that poor quality stocks with low relative strength led the market whereas higher quality stocks with higher relative strength have not performed as well; that the market volatility and the relative strength component to our methodology have produced mixed results; and that many other value managers have had challenges in this market. The Adviser discussed its continuing assessment of its “investment model” - including steps taken to test the relative strength components of the system and methodology. Overall, the Board of Trustees concluded that the Adviser continues to believe the adjustments to the system have been functioning as intended; and that, notwithstanding that belief, the Adviser is constantly evaluating the system and will modify it as needed.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board noted:

A.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each

72	OTHER INFORMATION

Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the AthenaInvest data (ratings based on an assessment of fund strategy) reflects that all Funds are rated 3 or higher and that, unlike many other fund groups, ICON Funds has no fund rated 1 or 2 (where 1 is the lowest and 5 is the highest).

C.  That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

D.  That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected portfolio managers, is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees; and

E.  The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Lipper report, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates.

The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed significantly reduced asset levels in each fund covered by the Advisory Agreements due to the tumultuous markets during the past three and a half years, to relative poor Fund performance, and to industry wide net-redemptions in reaction to the tumultuous markets. ICON’s

OTHER INFORMATION	73

ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper report concerning funds of similar size and funds of larger size, as well as data concerning ICON’s other clients and noted that:

A.  the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.  expense ratios for 10 of the 17 Funds are above average, 4 are equal to the median, 2 are below both the average and the median, and 1 is equal to the average.;

C.  in 16 of the 17 Funds, the assets under management are significantly below either the average or the median and that when the fund size approaches industry average our expenses also approach or are less than industry average.;

D.  ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

E.  the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

F.  the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; indeed, some institutional accounts have been encouraged to, and have in fact used, the Funds Z share class, but to the extent some fees of those accounts are lower, the reasons why such accounts are less costly for ICON to manage; and

74	OTHER INFORMATION

G.  ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted that:

A.  ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; that services provided by ICON and its affiliates to the Funds are satisfactory, and that fees derived from providing the services are competitive and reasonable; and

B.  ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and that the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, among others, the Board, including a majority of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreement were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON were consistent with fees paid by similar funds, other clients of ICON, reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Information

For corporate shareholders, none of the total ordinary income dividends paid during the fiscal year ended September 30, 2011, qualified for the corporate dividends received deduction.

For the fiscal year ended September 30, 2011, the following funds paid qualified dividend income:

Fund	Amount
ICON Asia-Pacific Region Fund	-
ICON Europe Fund	100%
ICON International Fund	100%

OTHER INFORMATION	75

The Funds had no long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology. This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

76	OTHER INFORMATION

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

OTHER INFORMATION	77

IMPORTANT NOTICE TO ALL SHAREHOLDERS OF THE ICON FUNDS:

The Trustees of the ICON Funds (the “Trust”) have amended the ICON Funds Master Trust Agreement dated September 19, 1996 as previously amended (the “MTA”), to expressly state that the Trustees have absolute power to reclassify shares of a Fund, or close a class of shares by merging or consolidating one class with another class of shares within a Fund, without seeking shareholder approval. The amendments state that this Trustee power is subject to the same limitation applicable to any Trustee amendment by providing that “the reclassification, merger or consolidation does not adversely affect the rights of the shareholders.” The amendments are focused on the classes of shares within a Fund, not the Fund itself. A copy of the Amended and Restated Master Trust Agreement (the “Amended and Restated MTA”), marked to show changes can be viewed at: www.iconfunds.com.

As provided in the MTA, the Trustees have authorized the offering of shares of seventeen Funds (sometimes referred to as series or Sub-Trusts). The Trustees have also authorized the offering of classes of shares of the Funds with an expense allocation plan. The expense allocation plan provides that the expenses of the respective share classes are: costs and charges that correspond to the differing distribution and service expenses of the sales and marketing channels used by investors to invest in the Funds; filing and/or registration fees charged by most states for offering or selling each class; and other class specific costs.

During the past year and a half, ICON management and the Trustees have discussed methods to reduce existing share class expenses and to increase Trust assets. ICON management proposed streamlining the existing class structure, which proposal called for a change in the number and type of share classes offered by certain of the ICON Funds. For example, certain ICON Diversified Funds have two similar classes: Class I & A. ICON management proposed merging Class I into Class A. Class A shares are strategically flexible because they can be marketed in both a load structure on a commission platform and a load-waived structure on no-load or NTF platforms. A similar issue exists with Class Z and S shares, where the primary difference between the two classes is Class S shares can be sold on platforms. ICON Management proposed a structure where, in general, each ICON Fund would have three share classes: Class A, C and S. Management proposed merging Class I with Class A, Class S with Class Z and renaming Class Z to Class S with all the attending rights of Class S. For information

78	IMPORTANT NOTICE TO ALL SHAREHOLDERS

concerning share class structure, see Explanation of Share Classes at: www.iconfunds.com. The list of currently authorized classes of shares is also set forth in Section 4.1 of the Amended and Restated MTA.

The Trustees and their representatives questioned and debated whether the Trustees had the power to reclassify shares of a Fund, or close a class of shares by merging or consolidating one class with another class of shares within a Fund, without shareholder approval. The MTA gave shareholders limited voting rights. Shareholders can vote on an amendment to the MTA only if Section 7.3 of the MTA requires it; and, Section 7.3 has not required shareholder approval to reclassify shares of a Fund, or close a class of shares by merging or consolidating one class with another class of shares within a Fund.

On the other hand, the Trustees have the implied power and authority to merge or consolidate classes, but no expressed power. Section 3.2 of the MTA gives the Trustees all the powers necessary to conduct the business of the Trust. The Trustees have had specific authority to establish classes of shares or divide the shares of any Sub-Trust. The Trustees decided to exercise their specific power and amend the MTA to state explicitly that that they can merge or consolidate share classes without shareholder approval. Section 7.3 of the MTA specifically provides the Trustees with the power to amend the MTA, without shareholder approval, whether or not related to the rights of shareholders, as long as the amendment does not adversely affect the rights of any shareholder and is not in contravention of applicable law.

Based on the above, the Trustees believe it was unnecessary to seek shareholder approval to amend the MTA to clarify the Trustees’ powers. Never the less, ICON management requested outside cost estimates for seeking shareholder approval. Costs estimates ranged between $450,000 and $550,000. The Trustees rejected spending shareholder assets to seek approval.

Critically, no shareholder would be adversely affected under the proposed amendment. The dollar value of a shareholder’s interest in the eliminated class will be the same as the dollar value of that shareholder’s interest in the substitute class. It is, for all intents and purposes, only a reclassification of shares. If a shareholder does not like the new share class for any reason, a shareholder can simply redeem his/her shares.

Please read the Amended and Restated MTA carefully. If you have any questions, please call us at 1-800-764-0442, or email the ICON Funds at: info@iconadvisers.com.

IMPORTANT NOTICE TO ALL SHAREHOLDERS	79

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  income and transaction history

■  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

80	FUNDS PRIVACY INFORMATION

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■  open an account or enter into an investment advisory contract

■  provide account information or give us your contact information

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

FUNDS PRIVACY INFORMATION	81

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2011 ANNUAL REPORT

ICON SECTOR FUNDS

INVESTMENT UPDATE

ICON Consumer Discretionary Fund

ICON Consumer Staples Fund

ICON Energy Fund

ICON Financial Fund

ICON Healthcare Fund

ICON Industrials Fund

ICON Information Technology Fund

ICON Materials Fund

ICON Telecommunication & Utilities Fund

1-800-764-0442 | www.iconfunds.com

AR-SECT-11 K21580

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442    •     www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2011 are included in each Fund’s Schedule of Investments.

According to ICON, value investing is an analytical approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio (“V/P”) is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation

2	ABOUT THIS REPORT

methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public or assumptions based on such information supplied; interest rates; bond yields; future earnings growth rates; the risks noted in this Report and other factors beyond the control of our investment team but used by the investment team to influence their assumptions. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting

ABOUT THIS REPORT	3

www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging the Funds’ performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•

The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

•	The unmanaged NASDAQ Composite (“NASDAQ”) Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

•

Total returns for the S&P 1500 Consumer Discretionary Index and the S&P 1500 Industrials Index include the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Index returns with reinvested dividends and distributions are unavailable prior to that date.

Index returns and statistical data included in this Report are provided by FactSet Research Systems.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	ABOUT THIS REPORT

MESSAGE FROM ICON FUNDS

Dear Shareholders,

As valuation investors, we look for quality companies priced below our estimate of intrinsic value. We will buy stocks we believe are “on sale” when investors get distracted by a particular news story or headline and worry about its potential impact on the economy in general and the markets in particular. When this happens, stocks are temporarily priced based on worst-case scenario projections, not on their fundamentals. As concerns subside, prices often move up toward the stock’s intrinsic value and may even exceed ICON’s estimate of value when excessive worry is replaced with excessive optimism. Implementing our valuation strategy does not require an information edge; it simply requires discipline. Our system needs discipline to filter out news headlines, concentrate on value, and, frequently, buy when most are selling and sell when most are buying. ICON’s discipline requires also the willingness to take strong industry and sector tilts. We see industries and sectors becoming overpriced and underpriced through cycles as investors change their views of the economy and migrate around the universe of stocks.

In spite of a volatile 12 months, we believe the stock market is in a multi-year recovery from the financial crisis and recession of 2008-2009. Stocks were generally priced far below our estimate of their fair value when the market hit its recent low in March 2009, but their ascent toward fair value has been choppy and severely interrupted at least twice; first in the summer of 2010 and then again during the summer of 2011. Both times, sharp drops in stock prices were precipitated by concerns over the European sovereign debt crisis. Investors were especially wary of the situation in Greece, but also, to a lesser extent, investors worried about the economies of Ireland, Spain and Italy. We thought these concerns were excessive in 2010 and we continue to believe the concern is unwarranted. We expect fears to subside and, when that happens, we believe stocks will resume their recovery path.

The interruptions experienced during the summers of 2010 and 2011 have been frustrating for value investors like ICON, as we see a very different world than many other investors. Where others see a negative macroeconomic outlook, we see positive earnings and solid company fundamentals. When 2011 second quarter earnings were announced, companies in the S&P 500 Index reported earnings that were, on average, 16.24% higher than a year earlier. In fact, 75% of those companies reported earnings that exceeded analysts’ estimates by 4.67% on average. This growth in earnings is more robust than the earnings we saw coming out of any of the previous four recessions (that is, 1974, 1982, 1992 and 2001 recessions).

MESSAGE FROM ICON FUNDS	5

Strong earnings and a low interest rate environment contribute to what we believe are attractive valuations, but skittish investors, concerned with debt problems in Europe, continue to shy away from equities.

We have seen investors turn their backs on solid fundamentals many times before. Historically, however, investors have come to gradually embrace these fundamentals and stock prices generally rise again to meet intrinsic value. In 1990, 1998 and 2010, for example, the market experienced a decline similar in magnitude and duration to that seen during the summer of 2011. Each market bottom led to anxiety over a worsening recession, but, months later, these fears proved unfounded. Stock prices rebounded and resumed their prior upward path. As we head into a new fiscal year, we are anticipating a similar rebound. Having two major market interruptions in two consecutive summers is unusual, unsettling and has admittedly made it difficult for investors to stay the course to recovery. The volatile environment also presented problems for money managers like ICON who struggled with abrupt and extreme industry and sector theme reversals.

As fiscal year 2011 comes to an end, we still believe cyclical, economically sensitive industries are the long term leaders for this multi-year recovery. Unfortunately, these same industries can be subject to dramatic market swings when investors, worried about the economy, panic and jump out of the market. We believe the old Wall Street adage still applies: “Stocks climb a wall of worry.” The climb back from the recession and financial crisis of 2008 and 2009 has been and will continue to be riddled with worry.

As always, we remain focused on value and company fundamentals as we try to filter out the conjecture and emotions that typically contribute to market volatility. Experienced sailors will tell someone who is seasick: “Don’t look at the waves; look at the horizon.” Lately, it seems, most investors have been focused on the waves. At ICON, we like to focus on a horizon that includes quality companies, with growing earnings, priced far below our estimate of their fair value. We will continue to stay this course.

Yours truly,

Craig T. Callahan, DBA

Chairman of the Board of Trustees and President of the Adviser

6	MESSAGE FROM ICON FUNDS

MANAGEMENT OVERVIEW ICON CONSUMER DISCRETIONARY FUND	Class S Class C Class A	ICCCX ICCEX ICCAX

Q.	How did the Fund Perform relative to its benchmark?

A.	The ICON Consumer Discretionary Fund outperformed both its sector-specific benchmark and its broad-based benchmark for the fiscal year ended September 30, 2011. The Fund’s Class S shares rose 10.98%, while the S&P 1500 Consumer Discretionary Index rose 5.40 % and the broad S&P Composite 1500 Index returned 0.92% during the fiscal year. The Fund’s Class A shares returned 10.48% (and 4.17% with maximum sales charge) during the same period and the Fund’s Class C shares returned 10.10% for the fiscal year (9.10% with maximum sales charge). Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	The Consumer Discretionary sector showed gains in spite of a difficult economic environment. The global debt crisis not only weighed on equity markets worldwide, but also led to considerable market volatility. Between October 1, 2010 and April 30, 2011, the S&P 1500 rose 21.63%. In the wake of recessionary concerns, stubbornly high unemployment and potential sovereign debt defaults in Portugal, Spain, Italy and Greece, the S&P 1500 Index plummeted 11.23% in just two weeks between July 25, 2011 and August 5, 2011. Volatility and negative investor sentiment notwithstanding, the S&P 1500 eked out a small gain of 0.92%. As noted above, Consumer Discretionary stocks fared even better, rising 5.40%.

Perhaps surprisingly, and in spite of investors’ evident skittishness, consumer confidence held steady during the fiscal year. The Consumer Board Confidence Index, which measures and attempts to quantify consumer confidence in the economy, ended the 12-month period at 45.4 - just slightly below its reading at the beginning of the period of 48.6. The Index remained well above its all time low of 25.3, reached on February 28, 2009, just before the U.S. equity markets hit a multi-year low following the collapse of the global financial system. According to recent estimates, consumer spending comprises approximately 70% of U.S. gross domestic product. The stability of the Consumer Board Confidence Index may help explain why stocks in this sector managed to rise moderately over the period.

MANAGEMENT OVERVIEW	7

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s overweight position in the apparel retail industry benefitted Fund performance. The Fund had an average apparel retail weight of approximately 18% versus 5.8% in its sector-specific benchmark. This overweighting accounted for 1.6% of the Fund’s outperformance. The Fund’s overweight position in footwear (approximately 11.3% versus 2.9% in its sector-specific benchmark) likewise accounted for approximately 1.5% of the Fund’s outperformance. The Fund’s underweighting in certain industry laggards also proved beneficial. Homebuilding, for example, was down 26% during the fiscal year. While the industry made up 1.3% of the benchmark, the Fund held no positions in this industry.

The Fund’s underweight positions in both the internet retail and apparel accessories & luxury goods industries negatively impacted Fund performance. The Fund’s underweight internet retail position detracted 1.2% from benchmark relative performance. The Fund’s underweight position in the apparel accessories & luxury goods industry detracted .50%. The restaurant industry proved to be the single worst detractor to Fund performance, accounting for a 2% drag relative to the Fund’s benchmark.

Q.	What is your investment outlook for the Consumer Discretionary sector?

A.	As we head into the new fiscal year, the Consumer Discretionary sector looks even more attractive under the ICON system than it did 12 months ago. As of September 30, 2011, the sector has a V/P of 1.43, suggesting significant upside potential. We see opportunities throughout the Consumer Discretionary sector and remain overweight the cable & satellite, footwear, apparel retail and apparel accessories & luxury goods industries. We believe negative investor sentiment will give way to an improved economy in the next 12 months and we hope to take advantage of any market rally.

8	MANAGEMENT OVERVIEW

ICON Consumer Discretionary Fund

Industry Composition

September 30, 2011

Apparel Retail	22.9%
Cable & Satellite	17.7%
General Merchandise Stores	14.2%
Footwear	10.9%
Automotive Retail	6.5%
Home Improvement Retail	6.4%
Movies & Entertainment	4.5%
Distributors	4.1%
Restaurants	2.1%
Broadcasting	1.9%
Specialty Stores	1.6%
Apparel, Accessories & Luxury Goods	1.5%
Other Industries (each less than 1%)	1.4%

95.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Consumer Discretionary Fund

Sector Composition

September 30, 2011

Consumer Discretionary	95.7%

95.7%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	9

ICON Consumer Discretionary Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Discretionary Fund - Class S	7/9/97	10.98%	0.35%	5.08%	2.92%	2.02%	1.74%
S&P 1500 Consumer Discretionary Index		5.40%	1.29%	4.79%	4.99%	N/A	N/A
S&P Composite 1500 Index		0.92%	-0.86%	3.34%	3.84%	N/A	N/A
ICON Consumer Discretionary Fund - Class C	9/30/10	10.10%	N/A	N/A	10.07%	3.02%	2.74%
S&P 1500 Consumer Discretionary Index		5.40%	N/A	N/A	5.40%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A
ICON Consumer Discretionary Fund - Class A	9/30/10	10.48%	N/A	N/A	10.45%	2.27%	1.99%
ICON Consumer Discretionary Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	4.17%	N/A	N/A	4.16%	2.27%	1.99%
S&P 1500 Consumer Discretionary Index		5.40%	N/A	N/A	5.40%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

10	MANAGEMENT OVERVIEW

ICON Consumer Discretionary Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	11

ICON CONSUMER DISCRETIONARY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (95.7%)
9,600	Aaron’s, Inc.	$242,400
13,800	Advance Auto Parts, Inc.	801,780
14,900	Ascena Retail Group, Inc.†	403,343
4,400	AutoZone, Inc.†	1,404,436
46,000	Big Lots, Inc.†	1,602,180
21,200	Buckle, Inc.(a)	815,352
161,200	Comcast Corp., Class A	3,369,080
10,700	Darden Restaurants, Inc.	457,425
5,100	Deckers Outdoor Corp.†	475,626
32,600	DIRECTV, Class A†	1,377,350
17,500	Discovery Communications, Inc., Class A†	658,350
29,500	Gap, Inc.	479,080
18,300	Genuine Parts Co.	929,640
19,200	Gildan Activewear, Inc.(a)	496,128
15,400	Guess?, Inc.	438,746
18,000	H&R Block, Inc.	239,580
21,600	Home Depot, Inc.	709,992
19,149	JOS A. Bank Clothiers, Inc.†	892,918
76,400	Lowe’s Cos., Inc.	1,477,576
2,900	McDonald’s Corp.	254,678
21,620	Nike, Inc., Class B	1,848,726
18,100	Pool Corp.	473,858

Shares or Principal Amount		Value

10,800	Ross Stores, Inc.	$849,852
41,300	Staples, Inc.	549,290
66,600	Target Corp.	3,266,064
20,800	Time Warner Cable, Inc.	1,303,536
63,500	TJX Cos., Inc.	3,522,345
19,100	Urban Outfitters, Inc.†(a)	426,312
50,900	Walt Disney Co.	1,535,144
42,300	Wolverine World Wide, Inc.	1,406,475

Total Common Stocks (Cost $33,873,896)		32,707,262
Collateral for Securities on Loan (3.9%)
1,322,350	State Street Navigator Prime Portfolio	1,322,350

Total Collateral for Securities on Loan (Cost $1,322,350)		1,322,350
Short-Term Investment (3.9%)
$1,320,613	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/11	1,320,613

Total Short-Term Investments (Cost $1,320,613)		1,320,613
Total Investments 103.5% (Cost $36,516,859)		35,350,225
Liabilities Less Other Assets (3.5)%		(1,183,985)

Net Assets 100.0%		$34,166,240

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2011.

12	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW ICON CONSUMER STAPLES FUND	Class S Class C Class A	ICLEX ICLCX ICRAX

Q.	How did the Fund Perform relative to its benchmark?

A.	The ICON Consumer Staples Fund underperformed its sector-specific benchmark for the period. The Fund’s Class S shares rose 7.64%, while the benchmark S&P 1500 Consumer Staples Index rose 10.65%. However the Fund outperformed its broad-based benchmark, the S&P Composite 1500 Index, which returned 0.92% over the course of the fiscal year. The Fund’s Class A shares returned 8.52% (and 2.31% with maximum sales charge) during the same period and the Fund’s Class C shares returned 6.65% for the fiscal year (5.65% with maximum sales charge). Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	The fiscal year was marked by concern over macro economic factors. A stubbornly high unemployment rate in the U.S., ongoing malaise in the domestic housing market, worries over a potential sharp decline in consumer spending and Europe’s sovereign debt crisis weighed heavily on investors.

The resulting “risk on, risk off” trading led to wide swings in the equity indices. Good economic news generally had investors rushing in to buy stocks while bad economic data sent investors rushing out of the global equity markets. This choppy investment environment can prove challenging for ICON’s value-driven investment methodology.

If one theme emerged during this volatile year, we would describe it as a flight to safety. The uncertainty surrounding worldwide economic conditions led investors to steady, stable, supposedly “recession proof” or “defensive” industries, many of which make up the Consumer Staples sector. These include the household products, soft drinks and food distributors industries, all of which were held by the Fund.

The Consumer Staples sector was the second best performing of the 10 sectors tracked by S&P, just behind Utilities.

MANAGEMENT OVERVIEW	13

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s overweight positions in the movies & entertainment and distillers & vintners industries contributed about 2.0% to positive relative performance.

In contrast, the Fund’s drug retail and agricultural products industries holdings detracted from the Fund’s relative performance. The Fund’s overweight positions in these two industries, both of which had negative returns, accounted for an approximately 1.9% decline in the Fund’s relative performance.

Q.	What is your investment outlook for the Consumer Staples sector?

A.	As we enter the new fiscal year, the Consumer Staples sector is trading at a deep discount to our estimate of the sector’s fair value. We believe this sector could rally in the coming months and, therefore, we remain largely invested. We are not aggressively over or underweight any particular industry since our system indicates virtually all industries in this sector are undervalued. We will continue to use our systematic approach to investing in an effort to uncover sector bargains.

ICON Consumer Staples Fund

Industry Composition

September 30, 2011

Household Products	22.1%
Soft Drinks	20.7%
Packaged Foods & Meats	17.1%
Tobacco	16.6%
Hypermarkets & Super Centers	10.1%
Drug Retail	3.1%
Food Distributors	2.9%
General Merchandise Stores	2.3%
Food Retail	1.7%
Distillers & Vintners	1.2%
Agricultural Products	1.1%
Personal Products	0.8%

99.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Consumer Staples Fund

Sector Composition

September 30, 2011

Consumer Staples	97.4%
Consumer Discretionary	2.3%

99.7%

Percentages are based upon common stocks as a percentage of net assets.

14	MANAGEMENT OVERVIEW

ICON Consumer Staples Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Staples Fund - Class S	5/9/97	7.64%	2.65%	6.32%	7.13%	1.54%	1.50%
S&P 1500 Consumer Discretionary Index		5.40%	1.29%	4.79%	5.51%	N/A	N/A
S&P 1500 Consumer Staples Index		10.65%	6.51%	6.66%	6.00%	N/A	N/A
S&P Composite 1500 Index		0.92%	-0.86%	3.34%	4.51%	N/A	N/A
ICON Consumer Staples Fund - Class C	9/30/10	6.65%	N/A	N/A	6.63%	2.54%	2.50%
S&P 1500 Consumer Discretionary Index		5.40%	N/A	N/A	5.40%	N/A	N/A
S&P 1500 Consumer Staples Index		10.65%	N/A	N/A	10.65%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A
ICON Consumer Staples Fund - Class A	9/30/10	8.52%	N/A	N/A	8.49%	1.79%	1.75%
ICON Consumer Staples Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	2.31%	N/A	N/A	2.31%	1.79%	1.75%
S&P 1500 Consumer Discretionary Index		5.40%	N/A	N/A	5.40%	N/A	N/A
S&P 1500 Consumer Staples Index		10.65%	N/A	N/A	10.65%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without

MANAGEMENT OVERVIEW	15

these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

ICON Consumer Staples Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	MANAGEMENT OVERVIEW

ICON CONSUMER STAPLES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (99.7%)
39,900	Altria Group, Inc.	$1,069,719
9,100	Andersons, Inc.	306,306
5,700	Archer-Daniels-Midland Co.	141,417
8,400	Avon Products, Inc.	164,640
9,700	Campbell Soup Co.	313,989
22,800	Coca-Cola Co.	1,540,368
17,900	Coca-Cola Enterprises, Inc.	445,352
11,500	Colgate-Palmolive Co.	1,019,820
13,700	Constellation Brands, Inc., Class A†	246,600
2,400	Corn Products International, Inc.	94,176
8,400	CVS Caremark Corp.	282,072
10,100	Dr. Pepper Snapple Group, Inc.	391,678
18,500	General Mills, Inc.	711,695
7,200	HJ Heinz Co.	363,456
16,800	Hormel Foods Corp.	453,936
6,000	J.M. Smucker Co.	437,340
15,200	Kellogg Co.	808,488
17,900	Kimberly-Clark Corp.(a)	1,271,079
10,500	Kraft Foods, Inc., Class A	352,590
15,500	Kroger Co.	340,380
4,800	Lorillard, Inc.	531,360

Shares or Principal Amount		Value

2,200	McCormick & Co., Inc.	$101,552
30,800	PepsiCo, Inc.	1,906,520
29,300	Philip Morris International, Inc.	1,827,734
36,100	Procter & Gamble Co.	2,280,798
11,700	Sysco Corp.	303,030
9,600	Target Corp.	470,784
40,300	Wal-Mart Stores, Inc.	2,091,570
10,900	Walgreen Co.	358,501

Total Common Stocks (Cost $20,584,837)		20,626,950
Collateral for Securities on Loan (0.2%)
42,195	State Street Navigator Prime Portfolio	42,195

Total Collateral for Securities on Loan (Cost $42,195)		42,195
Short-Term Investment (7.7%)
$1,592,203	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/11	1,592,203

Total Short-Term Investments (Cost $1,592,203)		1,592,203
Total Investments 107.6% (Cost $22,219,235)		22,261,348
Liabilities Less Other Assets (7.6)%		(1,568,571)

Net Assets 100.0%		$20,692,777

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2011.

SCHEDULE OF INVESTMENTS	17

MANAGEMENT OVERVIEW ICON ENERGY FUND	Class S Class C Class A	ICENX ICEEX ICEAX

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ended September 30, 2011, the ICON Energy Fund returned 0.8%, lagging its sector-specific benchmark, the S&P 1500 Energy Index, which gained 7.13%, and its broad benchmark, the S&P Composite 1500 Index, which rose 0.92%. The Fund’s Class A shares returned 0.49% (and -5.29% with maximum sales charge) during the same period and the Fund’s Class C shares returned -0.23% for the fiscal year (-1.23% with maximum sales charge). Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	While Fund returns were in-line with the broad benchmark, the Fund experienced significant volatility over the course of the fiscal year. The price of oil, measured by West Texas Intermediate Crude, was partially responsible for this volatility. Unrest in the Middle East, notably discord in Egypt, Syria and Libya, led to concerns over distribution. Meanwhile, the sovereign debt crisis in Europe resulted in the paring back of global economic growth estimates. Crude prices saw dramatic swings during the last 12-months, ranging between a high of $113.93 per barrel on April 29, 2011 and a low of $79.20 per barrel on September 30, 2011 - very close to where crude prices sat when the fiscal year began.

The Fund’s use of options negatively impacted performance. In December 2010, concerned about a possible selloff in the sector, the Fund purchased put options in the hope of paring potential losses. The options’ value eroded, however, as the Fund’s holdings rose an additional 18% between December 15, 2010 and April 29, 2011. On the other hand, the options contributed positively to performance as the market declined after April 29, 2011. Net, however, this positive contribution was not enough to offset the losses sustained prior to that date and, overall, the Fund’s use of derivatives was responsible for nearly a 1% drag on performance.

While the price of oil declined over the fiscal year, the crack spread (that is, the difference between the price of crude oil and the petroleum products extracted from the crude) rose sharply. The Gulf Coast 3:2:1 benchmark, which measures the crack spread, gained over 275% between October 1, 2010 and September 30, 2011. The rise in the crack spread

18	MANAGEMENT OVERVIEW

saw a corresponding rise in the profit margins of many companies in the oil & gas refining & marketing industry.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s oil & gas refining & marketing holdings contributed positively to relative performance. Over the course of the fiscal year the Fund held a nearly 6% position in this industry, significantly overweight the roughly 2% position reflected in the sector-specific benchmark. The Fund’s oil & gas refining & marketing holdings were up around 32% over the last 12-months. Unfortunately, these gains were not sufficient to offset the relative underperformance created by the Fund’s integrated oil & gas industry holdings. Moreover, the Fund’s underweight position in Exxon Mobil negatively impacted performance. Exxon Mobil had a total return of 20% over the 12-month period, but while Exxon Mobil made up approximately 25% of the S&P 1500 Energy Sector Index, it had an average weight of only 20% in the Fund during that time. The Fund’s underweight exposure to the oil & gas storage & transportation industry likewise detracted from performance. The industry returned an average of about 24% during the fiscal year, but made up only 1% of the Fund versus 3.28% of the benchmark.

Q.	What is your investment outlook for the Energy sector?

A.	As of fiscal year-end, we estimate the Energy sector has an overall V/P of 1.57, with several industries within the sector showing even greater value. Accordingly, and as of this writing, we are optimistic that we will continue to find investing opportunities within the Energy sector in the coming year.

ICON Energy Fund

Industry Composition

September 30, 2011

Integrated Oil & Gas	55.8%
Oil & Gas Equipment & Services	17.6%
Oil & Gas Refining & Marketing	12.1%
Oil & Gas Exploration & Production	5.7%
Oil & Gas Drilling	5.4%
Coal & Consumable Fuels	2.2%

98.8%

Percentages are based upon common stocks as a percentage of net assets.

ICON Energy Fund

Sector Composition

September 30, 2011

Energy	98.8%

98.8%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	19

ICON Energy Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Energy Fund - Class S	11/5/97	0.80%	3.93%	13.44%	11.26%	1.24%	1.24%
S&P 1500 Energy Index		7.13%	3.56%	10.82%	8.25%	N/A	N/A
S&P Composite 1500 Index		0.92%	-0.86%	3.34%	3.53%	N/A	N/A
ICON Energy Fund - Class C	9/30/10	-0.23%	N/A	N/A	-0.23%	2.24%	2.24%
S&P 1500 Energy Index		7.13%	N/A	N/A	7.13%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A
ICON Energy Fund - Class A	9/30/10	0.49%	N/A	N/A	0.49%	1.49%	1.49%
ICON Energy Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-5.29%	N/A	N/A	-5.28%	1.49%	1.49%
S&P 1500 Energy Index		7.13%	N/A	N/A	7.13%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

20	MANAGEMENT OVERVIEW

ICON Energy Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	21

ICON ENERGY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (98.8%)
84,900	Alliance Resource Partners L.P.	$5,566,044
133,900	Apache Corp.	10,744,136
318,500	Baker Hughes, Inc.	14,701,960
118,100	Cameron International Corp.†	4,905,874
896,200	Chevron Corp.	82,916,424
638,100	ConocoPhillips	40,404,492
101,800	Consol Energy, Inc.	3,454,074
18,000	Core Laboratories NV	1,616,940
192,000	Devon Energy Corp.	10,644,480
92,800	Diamond Offshore Drilling, Inc.(a)	5,079,872
139,100	Dril-Quip, Inc.†	7,498,881
152,100	Ensco PLC, ADR	6,149,403
1,738,500	Exxon Mobil Corp.	126,267,255
584,900	Halliburton Co.	17,851,148
172,100	Helmerich & Payne, Inc.	6,987,260
238,300	Hess Corp.	12,501,218
345,400	Marathon Oil Corp.	7,453,732
182,500	Marathon Petroleum Corp.	4,938,450
238,600	Murphy Oil Corp.	10,536,576
349,400	National Oilwell Varco, Inc.	17,896,268
133,400	Newfield Exploration Co.†	5,294,646
288,500	Noble Corp.†	8,467,475
290,400	Occidental Petroleum Corp.	20,763,600
103,900	Peabody Energy Corp.	3,520,132
59,300	PetroChina Co., Ltd.	7,145,057

Shares or Principal Amount		Value

441,400	Schlumberger, Ltd.	$26,364,822
175,800	Southwestern Energy Co.†	5,859,414
331,400	Suncor Energy, Inc.	8,430,816
173,500	Sunoco, Inc.	5,380,235
740,000	Tesoro Corp.†	14,407,800
104,500	Tidewater, Inc.	4,394,225
78,700	Transocean, Ltd.	3,757,138
1,381,900	Valero Energy Corp.	24,570,182
397,200	Weatherford International, Ltd.†	4,849,812
318,000	Western Refining, Inc.†(a)	3,962,280
467,800	World Fuel Services Corp.(a)	15,273,670

Total Common Stocks (Cost $617,804,499)		560,555,791
Collateral for Securities on Loan (3.0%)
16,866,358	State Street Navigator Prime Portfolio	16,866,358

Total Collateral for Securities on Loan (Cost $16,866,358)		16,866,358
Short-Term Investment (0.3%)
$1,692,020	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/11	1,692,020

Total Short-Term Investments (Cost $1,692,020)		1,692,020
Total Investments 102.1% (Cost $636,362,877)		579,114,169
Liabilities Less Other Assets (2.1)%		(11,998,317)

Net Assets 100.0%		$567,115,852

22	SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2011.

ADR	American Depository Receipt

SCHEDULE OF INVESTMENTS	23

MANAGEMENT OVERVIEW ICON FINANCIAL FUND	Class S Class C Class A	ICFSX ICOCX ICFAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Financial Fund Class S lost 15.18% for the fiscal year ending September 30, 2011, about in-line with the Fund’s sector-specific benchmark, the S&P 1500 Financials Index, which declined 15.24%. Class A shares of the Fund returned -15.36% (and -20.25% with maximum sales charge) during the same period while the Fund’s Class C shares returned -16.08% (-17.08% with maximum sales charge). The broad-based S&P Composite 1500 Index gained 0.92% during the fiscal year. Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Financials sector lagged the broader equity market for a third year in a row as the sector struggled to regain momentum. We believe a dismal global economic outlook (and, in particular, sovereign debt concerns among the Eurozone nations referred to in the press under the “PIIGS” acronym (Portugal, Italy, Ireland, Greece and Spain)) combined with the uncertainties surrounding litigation for key players within the sector have proven unsettling for most Financials investors. Bank of America (“BOA”), for example, paid nearly $3 billion to settle claims with Fannie Mae and Freddie Mac early in the fiscal year. Fannie Mae recently announced, however, that it may exercise its right to have BOA buy back faulty loans – a move that could cost BOA billions of dollars. Over the course of the fiscal year, BOA’s stock has declined by 53%. JP Morgan Chase & Co. also struggled with shareholder lawsuits, declining 19.8% between September 30, 2010 and September 30, 2011.

Investors are troubled by the potential fallout of the sovereign debt crisis and pending litigation. The resulting selloff helps explain the sector’s weak performance relative to the broader market.

Q.	How did the Fund’s composition affect performance?

A.

During the first half of the fiscal year, as of March 31, 2011, the ICON Financial Fund returned 12.7% versus 15.0% for its benchmark, the S&P 1500 Financials Index. The Fund’s overweight exposure to insurance industries detracted from performance, as the slow housing market had an adverse affect on insurance companies that derive income from title and mortgage insurance. For example, the Fund held positions in both

24	MANAGEMENT OVERVIEW

Fidelity National Financial and Allstate Insurance, both of which detracted from performance. Fidelity National missed its 3rd quarter earnings estimates by more than 27% due in part to reduced demand for title insurance. These disappointing results caused Fidelity National to reduce its dividend as well. Allstate likewise missed 3rd quarter estimates as the number of homeowner insurance policies it issued fell. Our significant positions in both Allstate and Fidelity National at the time of their earnings announcements proved to be a drag on performance during the first half of the fiscal year.

The Fund’s consumer finance and credit card processing company holdings (specifically, Visa and MasterCard) contributed to the Fund’s positive performance in the second half of the fiscal year. On average during the fiscal year, the Fund held a 10% position in consumer finance companies, compared with a 4.5% weighting in the sector-specific S&P 1500 Financials Index benchmark. On June 29, 2011, Visa and MasterCard rallied 11% and 15% respectively, buoyed by the Federal government’s higher than expected cap on debit card fees. Companies in the specialized finance industry also contributed positively to the Fund’s performance on news in April 2011 that the NASDAQ and Intercontinental Exchange would be making a joint bid to purchase NYSE Euronext. The Fund’s approximate 18.7% return in specialized finance holdings outperformed the sector-specific index’s return of 1.12% for this industry The Fund was also overweight this industry, holding a 6.7% position on average between March 31, 2011 and September 30, 2011 versus the benchmark’s 2.6% position. An underweight in REIT industry holdings also hindered the Fund’s performance.

Q.	What is your investment outlook for the Financials sector?

A.	As of September 30, 2011, we calculate an overall V/P of 1.48 for the domestic market, suggesting to us that many opportunities remain available to investors. We calculate a V/P of 1.59 for the Financials sector as of September 30, 2011, indicating even greater potential under the ICON system for investors interested in Financials. We are optimistic that the economy will continue to improve, and as that occurs, we hope to be positioned to take advantage of any rally.

MANAGEMENT OVERVIEW	25

ICON Financial Fund

Industry Composition

September 30, 2011

Other Diversified Financial Services	14.2%
Specialized Finance	11.9%
Diversified Banks	11.8%
Asset Management & Custody Banks	10.8%
Property & Casualty Insurance	9.6%
Regional Banks	8.0%
Life & Health Insurance	7.7%
Investment Banking & Brokerage	6.1%
Consumer Finance	5.5%
Multi-line Insurance	3.3%
Thrifts & Mortgage Finance	2.9%
Reinsurance	2.8%
Mortgage REIT’s	1.6%
Specialized REIT’s	1.1%
Data Processing & Outsourced Services	1.0%
Diversified Capital Markets	0.9%

99.2%

Percentages are based upon common stocks as a percentage of net assets.

ICON Financial Fund

Sector Composition

September 30, 2011

Financial	98.2%
Information Technology	1.0%

99.2%

Percentages are based upon common stocks as a percentage of net assets.

26	MANAGEMENT OVERVIEW

ICON Financial Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Financial Fund - Class S	7/1/97	-15.18%	-16.07%	-3.51%	0.65%	1.43%	1.43%
S&P 1500 Financials Index		-15.24%	-16.14%	-3.91%	-0.05%	N/A	N/A
S&P Composite 1500 Index		0.92%	-0.86%	3.34%	3.96%	N/A	N/A
ICON Financial Fund - Class C	9/30/10	-16.08%	N/A	N/A	-16.04%	2.43%	2.43%
S&P 1500 Financials Index		-15.24%	N/A	N/A	-15.24%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A
ICON Financial Fund - Class A	9/30/10	-15.36%	N/A	N/A	-15.32%	1.68%	1.68%
ICON Financial Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-20.25%	N/A	N/A	-20.20%	1.68%	1.68%
S&P 1500 Financials Index		-15.24%	N/A	N/A	-15.24%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	27

ICON Financial Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

28	MANAGEMENT OVERVIEW

ICON FINANCIAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (99.2%)
11,100	ACE, Ltd.	$672,660
8,600	Aflac, Inc.	300,570
11,900	Allied World Assurance Co. Holdings, Ltd.	639,149
7,200	American Express Co.	323,280
5,900	American Financial Group, Inc.	183,313
11,200	Ameriprise Financial, Inc.	440,832
9,600	Annaly Capital Management, Inc., REIT	159,648
23,800	Anworth Mortgage Asset Corp., REIT	161,840
8,400	Assurant, Inc.	300,720
209,000	Bank of America Corp.	1,279,080
24,500	Bank of New York Mellon Corp.	455,455
40,700	BB&T Corp.	868,131
2,700	BlackRock, Inc.	399,627
8,700	Capital One Financial Corp.	344,781
7,200	Cash America International, Inc.	368,352
57,100	Charles Schwab Corp.	643,517
7,500	Chubb Corp.	449,925
60,590	Citigroup, Inc.	1,552,316
4,100	CME Group, Inc.	1,010,240
6,600	Cullen/Frost Bankers, Inc.	302,676
19,100	Delphi Financial Group, Inc., Class A	411,032
8,200	Deutsche Bank AG	283,802
4,500	Everest Re Group, Ltd.	357,210
12,000	Ezcorp, Inc., Class A†	342,480
14,100	Federated Investors, Inc., Class B	247,173

Shares or Principal Amount		Value

44,800	First Niagara Financial Group, Inc.	$409,920
6,600	Franklin Resources, Inc.	631,224
7,500	Goldman Sachs Group, Inc.	709,125
20,300	Hancock Holding Co.	543,634
14,300	Hartford Financial Services Group, Inc.	230,802
12,800	HCC Insurance Holdings, Inc.	346,240
16,200	Hospitality Properties Trust, REIT	343,926
6,600	IntercontinentalExchange, Inc.†	780,516
9,300	Invesco, Ltd.	144,243
59,200	JPMorgan Chase & Co.	1,783,104
5,400	M&T Bank Corp.	377,460
28,200	Manulife Financial Corp.	319,506
26,500	MetLife, Inc.	742,265
11,800	Moody’s Corp.	359,310
27,000	Morgan Stanley	364,500
48,400	NASDAQ OMX Group, Inc.†	1,119,976
46,000	People’s United Financial, Inc.	524,400
10,500	PNC Financial Services Group, Inc.	505,995
9,500	Portfolio Recovery Associates, Inc.†	591,090
18,000	Progressive Corp.	319,680
9,600	Prudential Financial, Inc.	449,856
17,600	Redwood Trust, Inc., REIT	196,592
12,400	Reinsurance Group of America, Inc.	569,780
19,700	State Street Corp.	633,552
11,400	Sun Life Financial, Inc.	271,206
8,200	T Rowe Price Group, Inc.	391,714

SCHEDULE OF INVESTMENTS	29

Shares or Principal Amount		Value

18,100	TD Ameritrade Holding Corp.	$266,160
15,500	Tower Group, Inc.	354,330
14,000	Travelers Cos., Inc.	682,220
38,000	U.S. Bancorp	894,520
3,900	Visa, Inc., Class A	334,308
6,500	Waddell & Reed Financial, Inc., Class A	162,565

Shares or Principal Amount		Value
122,100	Wells Fargo & Co.	$2,945,052
7,400	World Acceptance Corp.†	414,030

Total Common Stocks (Cost $38,302,481)		32,210,610
Total Investments 99.2% (Cost $38,302,481)		32,210,610
Other Assets Less Liabilities 0.8%		254,232

Net Assets 100.0%		$32,464,842

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

REIT	Real Estate Investment Trust

30	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW ICON HEALTHCARE FUND	Class S Class C Class A	ICHCX ICHEX ICHAX

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ended September 30, 2011, the Fund’s sector-specific benchmark, the S&P 1500 Health Care Index, returned 6.45%, and its broad benchmark, the S&P Composite 1500 Index, returned 0.92%. The ICON Healthcare Fund Class S outperformed both benchmarks, gaining 6.66% during the same period. Class A shares of the Fund returned 6.42% (and 0.30% with maximum sales charge) during the same period while the Fund’s Class C shares returned 5.64% for the fiscal year (4.64% with maximum sales charge). Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Healthcare sector fared relatively well in 2011. After lagging the broad market for the first half of the fiscal year, the sector resisted the market declines of the last fiscal quarter caused by sovereign debt worries in Greece, the Moody’s downgrade of the U.S. debt rating, and a deadlocked Congress. The Consumer Staples, Utilities, and Healthcare sectors were more resistant to the sharp declines that took a greater toll on Materials, Financials and other sectors. However, the Congressional debates over the debt ceiling reintroduced worry and speculation about future cuts to Medicare and Medicaid and caused some Healthcare industries to take a hit.

While there were no immediate cuts, health care analysts predicted the 12-member “super committee” charged with slashing federal spending by $1.5 trillion could make significant changes to the programs, including cuts to Medigap insurance, which would limit supplemental insurance plans for the elderly. The industries hit the hardest over this news were health care facilities, life sciences tools & services, and managed health care. Hospitals and doctor groups warned that cuts to Medicare and Medicaid would decrease revenues and crowd underfunded emergency rooms. Medical research funding could also face large cuts, which would take a heavy toll on life sciences and biotech companies receiving federal aid. Rampant speculation over potential funding troubles led to certain industries faring worse than others in the last few months of the fiscal year.

MANAGEMENT OVERVIEW	31

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s concentrations in the pharmaceutical and managed health care industries contributed positively to the returns relative to the benchmark. Several small-cap pharmaceutical companies held in the Fund saw substantial gains after better than expected earnings releases and acquisition deals. The Fund’s performance also benefitted from a strong underweight in the health care facilities industry. Several companies in the industry saw sharp two day losses between 25% and 40% after the announcement of the Congressional budget reductions. In many cases, quarterly earnings forecasts were lowered to reflect these expected income shortfalls.

The Fund’s health care services industry holdings detracted from performance because of regulation changes. Gentiva Health Services, for example, declined over 65% between July 29, 2011 and August 10, 2011 amid speculation that it would suffer a mandated reduction in government reimbursements. Other detractors to performance came from biotechnology firms failing to get approval for new drugs in development. Heavy weights in companies such as United Therapeutics and Salix Pharmaceuticals detracted from the Fund’s performance when the companies announced that drugs in development had failed to pass trial testing.

Q.	What is your investment outlook for the Healthcare sector?

A.	Under ICON’s valuation methodology, the Healthcare sector ranks among the most undervalued of the sectors we track. As of fiscal year end, our calculations indicate the Healthcare sector continues to have significant potential upside, trading at a 49% discount to our measurement of the sector’s intrinsic value. We are optimistic that the economy will continue to expand and that the market will continue to move higher. The Fund ends its fiscal year overweight in the biotechnology and health care distributors industries, with significant positions in both large and small-cap pharmaceuticals.

32	MANAGEMENT OVERVIEW

ICON Healthcare Fund

Industry Composition

September 30, 2011

Pharmaceuticals	43.1%
Biotechnology	14.8%
Health Care Equipment	13.2%
Health Care Distributors	10.1%
Managed Health Care	6.9%
Health Care Services	5.7%
Life Sciences Tools & Services	3.1%
Industrial Conglomerates	1.8%
Life & Health Insurance	0.9%

99.6%

Percentages are based upon common stocks as a percentage of net assets.

ICON Healthcare Fund

Sector Composition

September 30, 2011

Health Care	96.9%
Industrials	1.8%
Financial	0.9%

99.6%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	33

ICON Healthcare Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Healthcare Fund - Class S	2/24/97	6.66%	-1.71%	4.33%	7.41%	1.36%	1.36%
S&P 1500 Health Care Index		6.45%	1.60%	2.10%	5.86%	N/A	N/A
S&P Composite 1500 Index		0.92%	-0.86%	3.34%	4.59%	N/A	N/A
ICON Healthcare Fund - Class C	9/30/10	5.64%	N/A	N/A	5.62%	2.36%	2.36%
S&P 1500 Health Care Index		6.45%	N/A	N/A	6.45%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A
ICON Healthcare Fund - Class A	9/30/10	6.42%	N/A	N/A	6.40%	1.61%	1.61%
ICON Healthcare Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	0.30%	N/A	N/A	0.30%	1.61%	1.61%
S&P 1500 Health Care Index		6.45%	N/A	N/A	6.45%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

34	MANAGEMENT OVERVIEW

ICON Healthcare Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	35

ICON HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (99.6%)
10,200	3M Co.	$732,258
83,000	Abbott Laboratories	4,244,620
21,400	Aetna, Inc.	777,890
18,600	Allergan, Inc.	1,532,268
46,200	Amerisource-Bergen Corp.	1,721,874
57,600	Amgen, Inc.	3,165,120
21,400	AstraZeneca PLC, ADR	949,304
30,100	Baxter International, Inc.	1,689,814
10,100	Becton, Dickinson & Co.	740,532
38,500	Bio-Reference Labs, Inc.†(a)	708,785
73,500	Bristol-Myers Squibb Co.	2,306,430
42,700	Cardinal Health, Inc.	1,788,276
45,800	Celgene Corp.†	2,835,936
13,500	CIGNA Corp.	566,190
20,900	Covance, Inc.†	949,905
14,400	Covidien PLC	635,040
64,600	Eli Lilly & Co.	2,388,262
30,600	Express Scripts, Inc.†	1,134,342
31,000	Forest Laboratories, Inc.†	954,490
67,200	Gilead Sciences, Inc.†	2,607,360
22,100	GlaxoSmithKline PLC, ADR	912,509
20,100	Henry Schein, Inc.†	1,246,401
92,300	Johnson & Johnson	5,880,433
13,600	Laboratory Corp. of America Holdings†	1,075,080
33,900	Lincare Holdings, Inc.	762,750
21,700	McKesson Corp.	1,577,590
10,000	Mednax, Inc.†	626,400
69,600	Medtronic, Inc.	2,313,504

Shares or Principal Amount		Value

158,100	Merck & Co., Inc.	$5,171,451
19,600	Mylan, Inc.†	333,200
43,900	Patterson Cos., Inc.	1,256,857
277,400	PDL BioPharma, Inc.	1,539,570
358,800	Pfizer, Inc.	6,343,584
41,800	Protective Life Corp.	653,334
51,700	ResMed, Inc.†	1,488,443
49,100	Salix Pharmaceuticals, Ltd.†	1,453,360
7,100	Siemens AG, ADR	637,509
20,100	St Jude Medical, Inc.	727,419
15,900	Stryker Corp.	749,367
86,300	SurModics, Inc.†(a)	785,330
13,500	Thermo Fisher Scientific, Inc.†	683,640
27,200	United Therapeutics Corp.†	1,019,728
52,000	UnitedHealth Group, Inc.	2,398,240
15,000	Varian Medical Systems, Inc.†	782,400
8,900	Waters Corp.†	671,861
22,400	WellPoint, Inc.	1,462,272

Total Common Stocks (Cost $79,899,878)		74,980,928
Collateral for Securities on Loan (1.5%)
1,139,111	State Street Navigator Prime Portfolio	1,139,111

Total Collateral for Securities on Loan (Cost $1,139,111)		1,139,111
Total Investments 101.1% (Cost $81,038,989)		76,120,039
Liabilities Less Other Assets (1.1)%		(856,946)

Net Assets 100.0%		$75,263,093

36	SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2011.

ADR	American Depository Receipt

SCHEDULE OF INVESTMENTS	37

MANAGEMENT OVERVIEW ICON INDUSTRIALS FUND	Class S Class C Class A	ICTRX ICICX ICIAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Industrials Fund, Class S shares, fell 8.21% for the fiscal year ended September 30, 2011, while its sector-specific benchmark, the S&P 1500 Industrials Index, fell 4.50% and the S&P Composite 1500 Index gained 0.92%. Class A shares of the Fund returned -8.75% (and -14.04% with maximum sales charge) during the same period while Class C shares returned -9.29% (-10.29% with maximum sales charge). Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Continuing a now familiar pattern of volatility and uncertainty, fiscal year 2011 proved to be a challenging environment for the manufacturing based and cyclically focused Industrials sector. The year began with a strong rally as investors responded positively to domestic growth and solid company fundamentals. Domestic manufacturing (as measured by the ISM Manufacturing Purchasing Managers Index) reached a high of 61.4 in February 2011 as the economy continued to recover. This growth directly benefitted the Industrials sector as the S&P 1500 Industrials Index returned approximately 23% during the first half of the fiscal year. Halfway through the fiscal year, however, investors evidently became anxious over European sovereign debt issues and slowing domestic economic growth. Additionally, growth in the manufacturing sector of the domestic economy slowed, raising concerns about the strength of the recovery. Economic uncertainty and sovereign debt worries sparked an aggressive sell-off and the S&P 1500 Industrials Index fell into negative territory by the end of the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	Industry returns in the S&P 1500 Industrials Index show the volatile nature of this past fiscal year, as the best performing industry, marine, outperformed the worst performing industry, airlines, by over 51%.

The top industry contributors to the Fund’s performance during fiscal year 2011 were aerospace & defense, trading companies & distributors, electrical components & equipment, airlines (which the Fund held early in the fiscal year when the industry was still strong), and construction & engineering. Overweight positions in strong performing industries contributed positively to overall performance.

38	MANAGEMENT OVERVIEW

Top industry detractors from performance during fiscal year 2011 were industrial machinery, construction & farm machinery & heavy trucks, railroads, commercial printing, and air freight & logistics. All of these industries are heavily tied to economic growth and were sold off aggressively during the second half of the year.

Q.	What is your investment outlook for the Industrials sector?

A.	At the close of the fiscal year, the Industrials sector had a V/P of 1.47 under the ICON system, giving us confidence about the sector’s potential. We believe investors have priced in a great deal of negative economic news. Company specific fundamentals remain solid, however, as many firms responded to the last recession by building up strong balance sheets and cash stockpiles. We like the way many of these companies are positioned, as we contend the manufacturing and cyclically oriented firms within the Industrials sector have a better ability than many other companies to withstand near term economic uncertainty and invest in future growth opportunities. We will continue to follow our systematic approach to investing in our search for opportunities within the Industrials sector.

ICON Industrials Fund

Industry Composition

September 30, 2011

Railroads	19.5%
Industrial Conglomerates	16.7%
Industrial Machinery	14.8%
Construction & Farm Machinery & Heavy Trucks	14.0%
Aerospace & Defense	13.6%
Air Freight & Logistics	8.9%
Commercial Printing	4.2%
Electrical Components & Equipment	3.1%
Office Services & Supplies	2.1%
Human Resource & Employment Services	1.5%
Other Industries (each less than 1%)	1.4%

99.8%

Percentages are based upon common stocks as a percentage of net assets.

ICON Industrials Fund

Sector Composition

September 30, 2011

Industrials	99.8%

99.8%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	39

ICON Industrials Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Industrials Fund - Class S	5/9/97	-8.21%	-2.75%	3.34%	2.45%	1.40%	1.40%
S&P 1500 Industrials Index		-4.50%	-0.85%	3.90%	4.59%	N/A	N/A
S&P Composite 1500 Index		0.92%	-0.86%	3.34%	4.51%	N/A	N/A
ICON Industrials Fund - Class C	9/30/10	-9.29%	N/A	N/A	-9.27%	2.40%	2.40%
S&P 1500 Industrials Index		-4.50%	N/A	N/A	-4.50%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A
ICON Industrials Fund - Class A	9/30/10	-8.75%	N/A	N/A	-8.73%	1.65%	1.65%
ICON Industrials Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-14.04%	N/A	N/A	-14.01%	1.65%	1.65%
S&P 1500 Industrials Index		-4.50%	N/A	N/A	-4.50%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

40	MANAGEMENT OVERVIEW

ICON Industrials Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	41

ICON INDUSTRIALS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (99.8%)
25,000	3M Co.	$1,794,750
10,000	Avery Dennison Corp.	250,800
30,000	Boeing Co.	1,815,300
10,000	Canadian National Railway Co.	665,800
20,000	Canadian Pacific Railway, Ltd.(a)	961,800
52,000	Caterpillar, Inc.	3,839,680
20,000	Cooper Industries PLC	922,400
105,000	CSX Corp.	1,960,350
10,000	Cummins, Inc.	816,600
45,000	Danaher Corp.	1,887,300
25,000	Deere & Co.	1,614,250
25,000	Dover Corp.	1,165,000
20,000	Eaton Corp.	710,000
10,000	Emerson Electric Co.	413,100
20,000	FedEx Corp.	1,353,600
15,000	General Dynamics Corp.	853,350
350,000	General Electric Co.	5,334,000
5,000	Hubbell, Inc., Class B	247,700
40,000	Illinois Tool Works, Inc.	1,664,000
20,000	Ingersoll-Rand PLC	561,800
25,000	Kforce, Inc.†(a)	245,250
8,000	Lockheed Martin Corp.	581,120
15,000	Manpower, Inc.	504,300
10,000	Navistar International Corp.†	321,200
50,000	Norfolk Southern Corp.	3,051,000

Shares or Principal Amount		Value

15,000	PACCAR, Inc.	$507,300
12,000	Parker Hannifin Corp.	757,560
15,000	Pitney Bowes, Inc.(a)	282,000
15,000	Raytheon Co.	613,050
5,000	Rockwell Collins, Inc.	263,800
150,000	RR Donnelley & Sons Co.	2,118,000
10,000	Ryder System, Inc.	375,100
15,000	Siemens AG, ADR	1,346,850
10,000	SPX Corp.	453,100
40,000	Union Pacific Corp.	3,266,800
50,000	United Parcel Service, Inc., Class B	3,157,500
20,000	United Stationers, Inc.	545,000
40,000	United Technologies Corp.	2,814,400
4,000	Valmont Industries, Inc.	311,760
2,500	WW Grainger, Inc.	373,850

Total Common Stocks (Cost $52,756,916)		50,720,520
Collateral for Securities on Loan (3.1%)
1,563,306	State Street Navigator Prime Portfolio	1,563,306

Total Collateral for Securities on Loan (Cost $1,563,306)		1,563,306
Total Investments 102.9% (Cost $54,320,222)		52,283,826
Liabilities Less Other Assets (2.9)%		(1,493,712)

Net Assets 100.0%		$50,790,114

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2011.

ADR	American Depository Receipt

42	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW ICON INFORMATION TECHNOLOGY FUND	Class S Class C Class A	ICTEX ICTFX ICTTX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Information Technology Fund, Class S, underperformed its benchmark for the fiscal year ended September 30, 2011 by 0.81%. The Fund Class S shares returned 2.11%, while its sector-specific benchmark, the S&P 1500 Information Technology Composite Index, rose 2.92%. The Fund outperformed the broad index, the S&P Composite 1500, which gained 0.92% for the fiscal year. Class A shares of the Fund returned 1.86% (and -3.98% with maximum sales charge) during the same period, while the Fund’s Class C shares returned 0.99% for the fiscal year (-0.01% with maximum sales charge). Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	In 2011, technology companies experienced some major shifts from years past. Apple surpassed Exxon Mobil to become the largest company in the world based on market cap, and then experienced an historic shift as its co-founder, Steve Jobs, stepped down as CEO. Hewlett Packard, the world’s largest PC manufacturer, shook up the sector when it announced it would discontinue the manufacturing of many of its computer hardware products. Consumer payment networks, such as Visa and MasterCard, received a huge boost in revenues after government regulation capped debit card transaction fees. In a sector where over 60% of market cap is made up of its ten largest companies, these events made quite an impact on investment returns.

Company earnings also provided a significant boost to the sector. Technology companies saw an average increase in earnings of 43% over the previous year. While some Information Technology companies’ earnings announcements fell short of expectations, these announcements were greatly outnumbered by positive reports from companies that met or exceeded analysts’ estimates.

Q.	How did the Fund’s composition affect performance?

A.

The Fund’s greatest detractor in performance came from an overweight position in the semiconductor equipment and electronic manufacturing services industries. The solar power industry failed to meet high

MANAGEMENT OVERVIEW	43

expectations for rapid growth, and many solar panel manufacturers such as MEMC Electronic Materials and First Solar Inc. saw their shares plummet as demand dried up. The ICON Information Technology Fund had a strong position in these solar energy related companies, which negatively impacted Fund performance. The Fund also suffered losses from positions in the data processing & outsourced services industry, primarily from an overweight position in Lender Processing Services Inc. which announced large downward revisions in its earnings forecasts in June of 2011.

Fortunately, the Fund’s positions in the sector’s large-cap companies helped minimize losses. Apple, IBM, Accenture PLC, MasterCard, and Visa all had successful years and brought significant gains to the portfolio. These large-cap names continue to make up a significant portion of the Fund’s composition.

Q.	What is your investment outlook for the Information Technology Sector?

A.	Going into the new fiscal year, ICON’s methodology leads us to believe the Information Technology sector, as well as the market as a whole, has considerable value. Technology stocks are trading, on average, at around 47% below our calculation of fair value. We view the sharp declines in the last quarter of 2011 to be an overreaction to worries over Europe’s sovereign debt crisis and domestic congressional deadlock. While the ride over the last 12-months has certainly been unpleasant at times, we believe these declines provide investors a good opportunity to purchase stocks at a discount.

At the close of the fiscal year, the ICON Information Technology Fund is overweight in IT consulting & other services and technology distributors. The Fund also sees value in the sector’s major large-cap names and continues to hold close-to-benchmark positions in these stocks.

44	MANAGEMENT OVERVIEW

ICON Information Technology Fund

Industry Composition

September 30, 2011

IT Consulting & Other Services	24.7%
Computer Hardware	15.2%
Systems Software	9.7%
Data Processing & Outsourced Services	9.1%
Internet Software & Services	8.9%
Semiconductors	8.2%
Communications Equipment	8.1%
Technology Distributors	6.9%
Electronic Manufacturing Services	5.8%
Semiconductor Equipment	3.3%

99.9%

Percentages are based upon common stocks as a percentage of net assets.

ICON Information Technology Fund

Sector Composition

September 30, 2011

Information Technology	99.9%

99.9%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	45

ICON Information Technology Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Information Technology Fund - Class S	2/19/97	2.11%	-1.07%	0.58%	6.11%	1.37%	1.37%
S&P 1500 Information Technology Index		2.92%	3.22%	4.53%	4.62%	N/A	N/A
NASDAQ Composite Index		1.97%	1.35%	4.89%	3.98%	N/A	N/A
S&P Composite 1500 Index		0.92%	-0.86%	3.34%	4.55%	N/A	N/A
ICON Information Technology Fund - Class C	9/30/10	0.99%	N/A	N/A	0.99%	2.37%	2.37%
S&P 1500 Information Technology Index		2.92%	N/A	N/A	2.92%	N/A	N/A
NASDAQ Composite Index		1.97%	N/A	N/A	1.97%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A
ICON Information Technology Fund - Class A	9/30/10	1.86%	N/A	N/A	1.86%	1.62%	1.62%
ICON Information Technology Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-3.98%	N/A	N/A	-3.97%	1.62%	1.62%
S&P 1500 Information Technology Index		2.92%	N/A	N/A	2.92%	N/A	N/A
NASDAQ Composite Index		1.97%	N/A	N/A	1.97%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

46	MANAGEMENT OVERVIEW

ICON Information Technology Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	47

ICON INFORMATION TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (99.9%)
30,000	Accenture PLC, Class A	$1,580,400
61,000	Amdocs, Ltd.†	1,654,320
5,600	Anixter International, Inc.	265,664
23,100	Apple, Inc.†	8,805,258
25,200	Arrow Electronics, Inc.†	700,056
41,400	Automatic Data Processing, Inc.	1,952,010
22,800	Avnet, Inc.†	594,624
4,700	Baidu, Inc., ADR†	502,477
17,900	CACI International, Inc., Class A†	893,926
130,100	Cisco Systems, Inc.	2,015,249
20,300	Cognizant Technology Solutions Corp., Class A†	1,272,810
52,700	Convergys Corp.†	494,326
25,800	CSG Systems International, Inc.†	326,112
23,100	eBay, Inc.†	681,219
4,300	First Solar, Inc.†(a)	271,803
205,700	Flextronics International, Ltd.†	1,158,091
7,200	Google, Inc., Class A†	3,703,536
20,700	Hewlett-Packard Co.	464,715
17,600	Infosys Technologies, Ltd., ADR(a)	898,832
85,900	Ingram Micro, Inc., Class A†	1,385,567
163,500	Intel Corp.	3,487,455
47,500	International Business Machines Corp.	8,313,925
15,100	KLA-Tencor Corp.	578,028
24,400	Lender Processing Services, Inc.	334,036

Shares or Principal Amount		Value

13,000	Linear Technology Corp.	$359,450
3,900	Mastercard, Inc., Class A	1,236,924
136,500	MEMC Electronic Materials, Inc.†	715,260
53,300	Methode Electronics, Inc.	396,019
142,800	Microsoft Corp.	3,554,292
15,600	Multi-Fineline Electronix, Inc.†	311,064
81,500	Oracle Corp.	2,342,310
71,000	Perficient, Inc.†	519,720
28,200	Plexus Corp.†	637,884
60,800	QUALCOMM, Inc.	2,956,704
42,300	SAIC, Inc.†	499,563
25,600	SYNNEX Corp.†	670,720
36,800	TE Connectivity, Ltd.	1,035,552
13,800	Tech Data Corp.†	596,574
46,800	Teradyne, Inc.†	515,268
19,900	Tessera Technologies, Inc.†	237,606
33,500	Texas Instruments, Inc.	892,775
14,100	Visa, Inc., Class A	1,208,652

Total Common Stocks (Cost $58,819,117)		61,020,776
Collateral for Securities on Loan (2.0%)
1,204,705	State Street Navigator Prime Portfolio	1,204,705

Total Collateral for Securities on Loan (Cost $1,204,705)		1,204,705
Total Investments 101.9% (Cost $60,023,822)		62,225,481
Liabilities Less Other Assets (1.9)%		(1,141,718)

Net Assets 100.0%		$61,083,763

48	SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2011.

ADR	American Depository Receipt

SCHEDULE OF INVESTMENTS	49

MANAGEMENT OVERVIEW ICON MATERIALS FUND	Class S Class C Class A	ICBMX ICBCX ICBAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Materials Fund, Class S shares, fell 10.07% for the fiscal year ended September 30, 2011, while its sector-specific benchmark, the S&P 1500 Materials Index, fell 6.87%. Class A shares of the Fund returned -10.37% (and -15.50% with maximum sales charge) during the same period while the Fund’s Class C shares returned -10.87% (-11.87% with maximum sales charge). The broad-based S&P Composite 1500 Index gained 0.92% during the fiscal year. Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Continuing an all too familiar pattern of volatility and uncertainty, fiscal year 2011 proved to be a challenging environment for the cyclically focused Materials sector. The year began with a strong rally as investors responded favorably to continued domestic economic growth and solid company fundamentals. Halfway through the fiscal year, however, European sovereign debt concerns and fears over slowing domestic economic growth sparked an aggressive sell-off. The sell-off caused the S&P 1500 Materials Index to fall into negative territory by the end of the fiscal year.

No industry better reflected investor sentiment and relative performance of the ICON Materials Fund during the fiscal year than the gold industry. During the first half of the year, as the equity market rallied, gold mining stocks sold off aggressively as positive investor sentiment reduced demand for this segment of the market. While the ICON Materials Fund participated in the overall equity rally, we lagged the S&P 1500 Materials Index due to an overweight in these gold mining equities. As economic fears increased during the second half of the fiscal year, investors flocked towards gold and gold mining equities, hoping to find a safe haven during uncertain times. We pared back our gold mining industry positions during the first half of the year, believing the industry lacked strength. When many of these same companies rallied during the second half of the fiscal year, our underweight position in gold and gold mining equities hurt relative overall performance.

50	MANAGEMENT OVERVIEW

Q.	How did the Fund’s composition affect performance?

A.	Industry returns in the S&P 1500 Materials Index reflect the volatility of this past fiscal year, as the best performing industry, fertilizers & agricultural chemicals, outperformed the worst industry, commodity chemicals, by over 50%. This divergence contributed positively to the performance of the ICON Materials Fund as we were overweight fertilizers & agricultural chemicals during the year.

The top industry contributors to performance during fiscal year 2011 were specialty chemicals, fertilizers & agricultural chemicals, and railroads. While the railroad industry is considered part of the Industrials sector, the industry’s strong ties to commodity products and its relative outperformance made railroads an attractive addition to the Materials Fund.

Top industry detractors from performance included diversified chemicals, steel, gold, diversified metals & mining, and aluminum.

Q.	What is your investment outlook for the Materials sector?

A.	At the close of the fiscal year, the Materials sector had a V/P of 1.51 under the ICON system, giving us confidence about the sector’s potential as we begin a new year. We believe investors have already priced in a great deal of negative economic news. Company specific fundamentals remain solid, however, as many firms responded to the last recession by building up strong balance sheets and cash stockpiles. We like the way many of these firms are positioned, as we contend the cyclically oriented companies within the Materials sector have a better ability than many other companies to both withstand near term economic uncertainty and invest for future growth. We will continue to follow our systematic approach to investing and look for opportunities within the Materials sector where stocks are trading below our calculation of intrinsic value.

MANAGEMENT OVERVIEW	51

ICON Materials Fund

Industry Composition

September 30, 2011

Diversified Chemicals	25.8%
Industrial Gases	15.2%
Fertilizers & Agricultural Chemicals	12.6%
Steel	11.0%
Specialty Chemicals	9.3%
Diversified Metals & Mining	7.4%
Paper Packaging	6.2%
Railroads	3.4%
Aluminum	3.2%
Commodity Chemicals	2.8%
Agricultural Products	1.0%
Paper Products	1.0%

98.9%

Percentages are based upon common stocks as a percentage of net assets.

ICON Materials Fund

Sector Composition

September 30, 2011

Materials	94.5%
Industrials	3.4%
Consumer Staples	1.0%

98.9%

Percentages are based upon common stocks as a percentage of net assets.

52	MANAGEMENT OVERVIEW

ICON Materials Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Materials Fund - Class S	5/5/97	-10.07%	1.35%	9.08%	2.53%	1.38%	1.38%
S&P 1500 Materials Index		-6.87%	1.72%	7.31%	4.50%	N/A	N/A
S&P Composite 1500 Index		0.92%	-0.86%	3.34%	4.46%	N/A	N/A
ICON Materials Fund - Class C	9/30/10	-10.87%	N/A	N/A	-10.84%	2.38%	2.38%
S&P 1500 Materials Index		-6.87%	N/A	N/A	-6.87%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A
ICON Materials Fund - Class A	9/30/10	-10.37%	N/A	N/A	-10.35%	1.63%	1.63%
ICON Materials Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-15.50%	N/A	N/A	-15.46%	1.63%	1.63%
S&P 1500 Materials Index		-6.87%	N/A	N/A	-6.87%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A
Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	53

ICON Materials Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

54	MANAGEMENT OVERVIEW

ICON MATERIALS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (98.9%)
50,000	A Schulman, Inc.	$849,500
25,000	Agrium, Inc.	1,666,500
45,000	Air Products & Chemicals, Inc.	3,436,650
150,000	Alcoa, Inc.	1,435,500
45,000	ArcelorMittal	715,950
25,000	Archer-Daniels-Midland Co.	620,250
20,000	Ashland, Inc.	882,800
20,000	Cabot Corp.	495,600
25,000	Calgon Carbon Corp.†	364,250
50,000	Century Aluminum Co.†	447,000
10,000	CF Industries Holdings, Inc.	1,233,900
23,000	Cliffs Natural Resources, Inc.	1,176,910
220,000	Dow Chemical Co.	4,941,200
175,000	E.I. du Pont de Nemours & Co.	6,994,750
35,000	Ecolab, Inc.	1,711,150
10,000	FMC Corp.	691,600
145,000	Freeport-McMoRan Copper & Gold, Inc.	4,415,250
25,000	International Paper Co.	581,250
50,000	Koppers Holdings, Inc.	1,280,500

Shares or Principal Amount		Value

40,000	Monsanto Co.	$2,401,600
15,000	Mosaic Co.	734,550
20,000	Norfolk Southern Corp.	1,220,400
55,000	Nucor Corp.	1,740,200
10,000	POSCO, ADR	760,100
35,000	Potash Corp. of Saskatchewan, Inc.	1,512,700
20,000	PPG Industries, Inc.	1,413,200
60,000	Praxair, Inc.	5,608,800
25,000	Reliance Steel & Aluminum Co.	850,250
45,000	Rock-Tenn Co., Class A	2,190,600
35,000	RPM International, Inc.	654,500
40,000	Sealed Air Corp.	668,000
30,000	Sonoco Products Co.	846,900
100,000	Steel Dynamics, Inc.	992,000
10,000	Union Pacific Corp.	816,700
15,000	Vale S.A., ADR	342,000
75,000	Valspar Corp.	2,340,750

Total Common Stocks (Cost $63,242,194)		59,033,760
Total Investments 98.9% (Cost $63,242,194)		59,033,760
Other Assets Less Liabilities 1.1%		640,621

Net Assets 100.0%		$59,674,381

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

ADR	American Depository Receipt

SCHEDULE OF INVESTMENTS	55

MANAGEMENT OVERVIEW ICON TELECOMMUNICATION & UTILITIES FUND	Class S Class C Class A	ICTUX ICTZX ICTVX

Q.	How did the Fund Perform relative to its benchmark?

A.	The Fund’s Class S shares gained 9.16% for the fiscal year ended September 30, 2011. The Fund outperformed its broad based benchmark, the S&P Composite 1500 Index, which returned just 0.92% for the same time period. The Fund underperformed one of its sector specific benchmarks, the S&P 1500 Utilities Index, which returned 12.03%, but outperformed another sector specific benchmark, the S&P 1500 Telecommunications Services Index, which returned 5.20%. Class A shares of the Fund returned 8.56% (and 2.24% with maximum sales charge) during the same period while Class C shares returned 7.77% for the fiscal year (6.77% with maximum sales charge). Total returns for other periods as of September 30, 2011 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	The fiscal year was marked by concern over macro economic factors. A stubbornly high unemployment rate in the U.S., ongoing malaise in the domestic housing market, worries over a potential sharp decline in consumer spending and Europe’s sovereign debt crisis weighed heavily on investors. The resulting “risk on, risk off” trading created wide swings in the equity indices. Good economic news generally had investors rushing in to buy stocks while bad economic data sent investors rushing out of the global equity markets. This choppy investment environment can be difficult for the ICON value-driven investment methodology. While the Fund was able to outperform its Telecommunications benchmark, the sudden swings in the market made it difficult for our system to identify sustainable industry themes.

If one overarching theme emerged during this volatile year, we would describe it as a flight to safety. Uncertainty over worldwide economic conditions led investors to steady, stable, supposedly “recession proof” companies, many of which make up the Telecommunications and Utilities sectors. The Fund held positions in many equities characterized by low betas and high dividend yields relative to the broader market as measured by the S&P 1500 Composite Index.

56	MANAGEMENT OVERVIEW

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s underweight position in the integrated telecommunication services industry negatively impacted performance. In contrast, the Fund’s exposure to the electric utilities industry provided the largest boost to performance relative to its benchmarks. Still, this charge from electric utilities was not enough to overcome the Fund’s underweight position in integrated telecommunication services, which helps explain the Fund’s underperforming its Telecommunications benchmark. In particular, performance was adversely affected by underweight positions in both AT&T and Verizon.

Q.	What is your investment outlook for the Utilities sector?

A.	As we enter the new fiscal year, the Utilities sector is trading at a deep discount to our estimate of the sector’s fair value. Our model suggests all five industries within the sector are bargains and we believe the sector may present many opportunities for investors in the coming months. In addition to the sector’s attractive valuations, we also see several undervalued companies paying relatively high dividends. Accordingly, as the fiscal year ended we increased our Fund holdings in Utilities stocks that had high dividend yields and were undervalued under the ICON system.

ICON Telecommunication & Utilities Fund

Industry Composition

September 30, 2011

Electric Utilities	49.5%
Multi-Utilities	37.0%
Gas Utilities	7.2%
Water Utilities	0.9%

94.6%

Percentages are based upon common stocks as a percentage of net assets.

ICON Telecommunication & Utilities Fund

Sector Composition

September 30, 2011

Telecommunication & Utilities	94.6%

94.6%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	57

ICON Telecommunication & Utilities Fund

Average Annual Total Return

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Telecommunication & Utilities Fund - Class S	7/9/97	9.16%	3.29%	5.86%	7.25%	1.67%	1.50%
S&P 1500 Telecommunications Services Index		5.20%	1.26%	-0.44%	2.03%	N/A	N/A
S&P 1500 Utilities Index		12.03%	4.34%	5.96%	6.91%	N/A	N/A
S&P Composite 1500 Index		0.92%	-0.86%	3.34%	3.84%	N/A	N/A
ICON Telecommunication & Utilities Fund - Class C	9/30/10	7.77%	N/A	N/A	7.74%	2.67%	2.50%
S&P 1500 Telecommunications Services Index		5.20%	N/A	N/A	5.20%	N/A	N/A
S&P 1500 Utilities Index		12.03%	N/A	N/A	12.03%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A
ICON Telecommunication & Utilities Fund - Class A	9/30/10	8.56%	N/A	N/A	8.53%	1.92%	1.75%
ICON Telecommunication & Utilities Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	2.24%	N/A	N/A	2.23%	1.92%	1.75%
S&P 1500 Telecommunications Services Index		5.20%	N/A	N/A	5.20%	N/A	N/A

58	MANAGEMENT OVERVIEW

ICON Telecommunication & Utilities Fund

Average Annual Total Return (continued)

as of September 30, 2011

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
S&P 1500 Utilities Index		12.03%	N/A	N/A	12.03%	N/A	N/A
S&P Composite 1500 Index		0.92%	N/A	N/A	0.92%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	59

ICON Telecommunication & Utilities Fund

Value of a $10,000 Investment

through September 30, 2011

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

60	MANAGEMENT OVERVIEW

ICON TELECOMMUNICATION & UTILITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares or Principal Amount		Value

Common Stocks (94.6%)
9,200	AGL Resources, Inc.	$374,808
7,300	Allete, Inc.	267,399
26,800	American Electric Power Co., Inc.	1,018,936
6,800	American Water Works Co., Inc.	205,224
8,100	Atmos Energy Corp.	262,845
11,500	DTE Energy Co.	563,730
55,300	Duke Energy Corp.	1,105,447
19,900	Edison International	761,175
14,300	Entergy Corp.	947,947
20,000	Exelon Corp.	852,200
19,500	Integrys Energy Group, Inc.	948,090
7,900	Laclede Group, Inc.	306,125
15,200	MDU Resources Group, Inc.	291,688
20,700	NextEra Energy, Inc.	1,118,214
10,900	Pepco Holdings, Inc.	206,228
23,200	PG&E Corp.	981,592
5,400	Piedmont Natural Gas Co., Inc.	156,006
44,500	PPL Corp.	1,270,030
19,700	Progress Energy, Inc.	1,018,884

Shares or Principal Amount		Value

32,000	Public Service Enterprise Group, Inc.	$1,067,840
30,400	SCANA Corp.	1,229,680
19,100	Sempra Energy	983,650
52,100	Southern Co.	2,207,477
9,500	UGI Corp.	249,565
37,800	Vectren Corp.	1,023,624
5,300	WGL Holdings, Inc.	207,071
39,600	Xcel Energy, Inc.	977,724

Total Common Stocks (Cost $19,966,374)		20,603,199
Short-Term Investment (2.3%)
$500,770	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/11	500,770

Total Short-Term Investments (Cost $500,770)		500,770
Total Investments 96.9% (Cost $20,467,144)		21,103,969
Other Assets Less Liabilities 3.1%		681,307

Net Assets 100.0%		$21,785,276

SCHEDULE OF INVESTMENTS	61

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2011

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Assets
Investments, at cost	$36,516,859	$22,219,235	$636,362,877

Investments, at value†	35,350,225	22,261,348	579,114,169
Receivables:
Fund shares sold	2,980	1,652	748,342
Investments sold	747,561	646,981	14,058,382
Dividends	19,561	56,653	261,477
Expense reimbursements by Adviser	921	7,739	–
Foreign tax reclaims	–	3,207	29,517
Other assets	6,629	5,184	111,580

Total Assets	36,127,877	22,982,764	594,323,467

Liabilities
Payables:
Investments purchased	516,869	2,180,155	9,088,850
Payable for collateral received on securities loaned	1,322,350	42,195	16,866,358
Fund shares redeemed	67,685	27,555	543,072
Advisory fees	28,094	16,350	515,229
Accrued distribution fees	29	54	5,455
Fund accounting fees	562	335	10,338
Transfer agent fees	5,502	3,915	49,135
Administration fees	1,405	817	26,035
Trustee fees	195	175	4,642
Accrued expenses	18,946	18,436	98,501

Total Liabilities	1,961,637	2,289,987	27,207,615

Net Assets - all share classes	$34,166,240	$20,692,777	$567,115,852

Net Assets - Class S	$34,123,253	$20,614,140	$556,392,865

Net Assets - Class C	$31,801	$54,916	$4,718,303

Net Assets - Class A	$11,186	$23,721	$6,004,684

62	FINANCIAL STATEMENTS

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Net Assets Consist of
Paid-in capital	$55,155,417	$24,040,825	$631,686,223
Accumulated undistributed net investment income/(loss)	-	279,768	5,562,115
Accumulated undistributed net realized gain/(loss) from investments and foreign currency transactions	(19,822,543)	(3,669,929)	(12,883,778)
Unrealized appreciation/(depreciation) on investments and foreign currency transactions	(1,166,634)	42,113	(57,248,708)

Net Assets	$34,166,240	$20,692,777	$567,115,852

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,883,903	2,393,053	33,431,450
Class C	3,646	6,437	286,524
Class A	1,278	2,733	361,916
Net asset value (offering and redemption price per share)
Class S	$8.79	$8.61	$16.64
Class C	$8.72	$8.53	$16.47
Class A	$8.75	$8.68	$16.59
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$9.28	$9.21	$17.60

† Includes securities on loan of	$1,246,832	$41,186	$16,037,468

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	63

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2011

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Assets
Investments, at cost	$38,302,481	$81,038,989	$54,320,222

Investments, at value†	32,210,610	76,120,039	52,283,826
Receivables:
Fund shares sold	5,113	44,512	7,973
Investments sold	401,705	335,860	765,713
Dividends	37,860	104,499	121,548
Expense reimbursements by Adviser	992	1,829	1,339
Foreign tax reclaims	11,544	1,563	–
Other assets	7,484	13,315	12,113

Total Assets	32,675,308	76,621,617	53,192,512

Liabilities
Payables:
Due to custodian bank	111,219	10,417	664,811
Payable for collateral received on securities loaned	–	1,139,111	1,563,306
Fund shares redeemed	40,353	101,692	96,215
Advisory fees	28,483	63,804	45,087
Accrued distribution fees	13	45	40
Fund accounting fees	588	1,297	911
Transfer agent fees	6,398	11,874	6,835
Administration fees	1,424	3,190	2,254
Trustee fees	348	522	460
Accrued expenses	21,640	26,572	22,479

Total Liabilities	210,466	1,358,524	2,402,398

Net Assets - all share classes	$32,464,842	$75,263,093	$50,790,114

Net Assets - Class S	$32,432,314	$75,115,545	$50,652,939

Net Assets - Class C	$8,808	$21,913	$14,708

Net Assets - Class A	$23,720	$125,635	$122,467

64	FINANCIAL STATEMENTS

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Net Assets Consist of
Paid-in capital	$141,245,100	$84,424,286	$91,954,582
Accumulated undistributed net investment income/(loss)	210,720	663,354	535,609
Accumulated undistributed net realized gain/(loss) from investments and foreign currency transactions	(102,898,904)	(4,905,597)	(39,663,402)
Unrealized appreciation/(depreciation) on investments and foreign currency transactions	(6,092,074)	(4,918,950)	(2,036,675)

Net Assets	$32,464,842	$75,263,093	$50,790,114

Shares outstanding (unlimited shares authorized, no par value)
Class S	6,913,061	5,539,845	7,454,007
Class C	1,899	1,632	2,188
Class A	5,070	9,287	18,117
Net asset value (offering and redemption price per share)
Class S	$4.69	$13.56	$6.80
Class C	$4.64	$13.43	$6.72
Class A	$4.68	$13.53	$6.76
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$4.97	$14.36	$7.17

† Includes securities on loan of	$–	$1,107,726	$1,471,117

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	65

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2011

	ICON Information Technology Fund	ICON Materials Fund	ICON Telecommunication & Utilities Fund
Assets
Investments, at cost	$60,023,822	$63,242,194	$20,467,144

Investments, at value†	62,225,481	59,033,760	21,103,969
Cash	–	89	–
Receivables:
Fund shares sold	9,304	57,400	926,948
Investments sold	281,642	756,158	–
Dividends	17,388	142,412	75,183
Expense reimbursements by Adviser	1,048	2,708	10,832
Foreign tax reclaims	–	–	18,307
Other assets	14,145	14,952	4,649

Total Assets	62,549,008	60,007,479	22,139,888

Liabilities
Payables:
Due to custodian bank	97,844	155,146	–
Investments purchased	–	–	269,432
Payable for collateral received on securities loaned	1,204,705	–	–
Fund shares redeemed	73,585	80,045	30,180
Distributions due to shareholders	–	–	13,286
Advisory fees	52,297	56,239	16,410
Accrued distribution fees	1	229	6
Fund accounting fees	1,060	1,137	340
Transfer agent fees	7,657	9,290	4,559
Administration fees	2,615	2,812	821
Trustee fees	541	619	168
Accrued expenses	24,940	27,581	19,410

Total Liabilities	1,465,245	333,098	354,612

Net Assets - all share classes	$61,083,763	$59,674,381	$21,785,276

Net Assets - Class S	$61,081,142	$59,067,736	$21,312,561

Net Assets - Class C	$1,303	$120,053	$23,932

Net Assets - Class A	$1,318	$486,592	$448,783

66	FINANCIAL STATEMENTS

	ICON Information Technology Fund	ICON Materials Fund	ICON Telecommunication & Utilities Fund
Net Assets Consist of
Paid-in capital	$88,594,363	$83,715,680	$30,898,870
Accumulated undistributed net investment income/(loss)	-	651,006	148,439
Accumulated undistributed net realized gain/(loss) from investments and foreign currency transactions	(29,712,259)	(20,483,871)	(9,898,858)
Unrealized appreciation/(depreciation) on investments and foreign currency transactions	2,201,659	(4,208,434)	636,825

Net Assets	$61,083,763	$59,674,381	$21,785,276

Shares outstanding (unlimited shares authorized, no par value)
Class S	7,429,749	6,560,121	3,389,492
Class C	160	13,464	3,856
Class A	161	54,228	71,891
Net asset value (offering and redemption price per share)
Class S	$8.22	$9.00	$6.29
Class C	$8.13	$8.92	$6.21
Class A	$8.20	$8.97	$6.24
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$8.70	$9.52	$6.62

† Includes securities on loan of	$1,157,101	$–	$–

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	67

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2011

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Investment Income
Interest	$91	$56	$1,513
Dividends	365,551	648,933	13,424,461
Income from securities lending, net	16,748	11,940	131,354
Foreign taxes withheld	-	(2,405)	(136,771)

Total Investment Income	382,390	658,524	13,420,557

Expenses
Advisory fees	291,593	252,803	6,706,331
Distribution fees:
Class C	141	291	24,599
Class A	19	54	10,625
Fund accounting fees	4,706	2,641	95,908
Transfer agent fees	52,627	41,166	459,782
Administration fees	14,426	12,514	336,328
Custody fees	634	2,636	23,747
Registration fees:
Class S	22,231	21,694	81,210
Class C	-	-	2,324
Class A	1	-	3,558
Insurance expense	2,086	4,503	80,700
Trustee fees and expenses	2,200	2,601	57,642
Audit and tax service expense	24,931	25,226	33,040
Interest expense	1,202	1,261	2,850
Other expenses	34,492	32,536	305,149

Total expenses before expense reimbursement	451,289	399,926	8,223,793
Expense reimbursement by Adviser due to expense limitation agreement	(2,712)	(21,170)	-

Net Expenses	448,577	378,756	8,223,793

Net Investment Income/(Loss)	(66,187)	279,768	5,196,764

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investment transactions	3,958,013	6,056,213	56,908,887
Net realized gain/(loss) from foreign currency transactions	-	-	(1,756)
Change in unrealized net appreciation/ (depreciation) on investments and foreign currency translations	(2,613,003)	(3,689,577)	(79,499,501)

Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1,345,010	2,366,636	(22,592,370)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$1,278,823	$2,646,404	$(17,395,606)

The accompanying notes are an integral part of the financial statements.

68	FINANCIAL STATEMENTS

ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund	ICON Information Technology Fund	ICON Materials Fund	ICON Telecommunication & Utilities Fund

$39	$94	$164	$111	$197	$13
933,792	1,698,058	1,420,598	699,342	1,826,920	1,334,638
348	40,435	29,230	43,973	29,836	-
(14,312)	(16,996)	(9,112)	-	(10,940)	(26,715)

919,867	1,721,591	1,440,880	743,426	1,846,013	1,307,936

498,520	776,497	666,581	783,790	893,928	244,118

39	63	114	12	940	12
56	74	233	2	1,158	2
5,681	6,943	8,593	9,438	11,576	2,886
59,592	108,678	75,017	89,735	95,844	43,084
24,679	38,448	32,998	38,799	44,247	12,089
4,822	3,626	3,459	3,642	3,959	3,484

24,038	27,420	26,920	27,346	26,158	22,070
-	442	-	-	1	-
1	364	442	-	1,098	-
8,705	17,612	9,044	13,868	12,476	3,539
5,042	6,133	6,413	7,244	8,517	2,615
25,638	26,735	25,671	26,262	26,029	25,127
1,821	1,381	3,745	2,287	3,031	2,447
44,038	47,228	49,110	54,014	69,819	33,425

702,672	1,061,644	908,340	1,056,439	1,198,781	394,898

(2,512)	(3,414)	(2,849)	(2,606)	(3,934)	(25,886)

700,160	1,058,230	905,491	1,053,833	1,194,847	369,012

219,707	663,361	535,389	(310,407)	651,166	938,924

4,264,982	16,832,522	4,947,342	10,930,880	14,037,245	3,030,171

(29)	-	225	-	2	253

(8,169,704)	(14,799,677)	(9,247,082)	(7,722,736)	(18,663,236)	(1,633,228)

(3,904,751)	2,032,845	(4,299,515)	3,208,144	(4,625,989)	1,397,196

$(3,685,044)	$2,696,206	$(3,764,126)	$2,897,737	$(3,974,823)	$2,336,120

FINANCIAL STATEMENTS	69

STATEMENTS OF CHANGES IN NET ASSETS

	ICON Consumer Discretionary Fund
	Year ended September 30, 2011	Year ended September 30, 2010
Operations
Net investment income/(loss)	$(66,187)	$(93,189)
Net realized gain/(loss) on investment transactions and foreign currency transactions	3,958,013	2,071,670
Change in net unrealized appreciation/(depreciation) on investments and foreign currency transactions	(2,613,003)	(738,123)

Net increase/(decrease) in net assets resulting from operations	1,278,823	1,240,358

Dividends and Distributions to Shareholders
Net investment income
Class S	-	(376,917)
Class C	-	-
Class A	-	-

Net decrease from dividends and distributions	-	(376,917)

Fund Share Transactions
Shares sold
Class S	35,997,921	25,144,641
Class C	34,449	10
Class A	13,977	10
Reinvested dividends and distributions
Class S	-	370,245
Class C	-	-
Class A	-	-
Shares repurchased
Class S	(20,906,184)	(22,833,765)
Class C	-	-
Class A	(2,421)	-

Net Increase/(decrease) from fund share transactions	15,137,742	2,681,141

Total net increase/(decrease) in net assets	16,416,565	3,544,582
Net Assets
Beginning of year	17,749,675	14,205,093

End of year	$34,166,240	$17,749,675

*	Amount less than $0.50.

70	FINANCIAL STATEMENTS

ICON Consumer Staples Fund		ICON Energy Fund		ICON Financial Fund
Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2011	Year ended September 30, 2010

$279,768	$315,209	$5,196,764	$7,066,956	$219,707	$224,427

6,056,213	1,411,171	56,907,131	70,562,544	4,264,953	14,551,608

(3,689,577)	1,507,065	(79,499,501)	(83,867,728)	(8,169,704)	(20,022,696)

2,646,404	3,233,445	(17,395,606)	(6,238,228)	(3,685,044)	(5,246,661)

(315,201)	(383,505)	(6,512,391)	(7,077,474)	(214,079)	(1,136,088)
- *	-	(2,299)	-	- *	-
- *	-	(2,050)	-	- *	-

(315,201)	(383,505)	(6,516,740)	(7,077,474)	(214,079)	(1,136,088)

4,430,851	12,417,351	292,023,538	178,922,949	5,449,823	23,666,480
64,933	10	6,473,169	10	11,500	10
58,829	10	13,691,961	10	43,528	10

307,247	379,975	6,151,455	6,772,496	205,345	1,109,429
-	-	2,134	-	-	-
-	-	1,303	-	-	-

(17,099,046)	(11,080,889)	(231,307,972)	(222,753,588)	(28,086,279)	(41,710,196)
(8,325)	-	(481,687)	-	-	-
(33,053)	-	(5,707,105)	-	(10,223)	-

(12,278,564)	1,716,457	80,846,796	(37,058,123)	(22,386,306)	(16,934,267)

(9,947,361)	4,566,397	56,934,450	(50,373,825)	(26,285,429)	(23,317,016)

30,640,138	26,073,741	510,181,402	560,555,227	58,750,271	82,067,287

$20,692,777	$30,640,138	$567,115,852	$510,181,402	$32,464,842	$58,750,271

FINANCIAL STATEMENTS	71

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Consumer Discretionary Fund
	Year ended September 30, 2011	Year ended September 30, 2010
Transactions in Fund Shares
Shares sold
Class S	3,902,028	3,179,590
Class C	3,645	1
Class A	1,549	1
Reinvested dividends and distributions
Class S	-	52,892
Class C	-	-
Class A	-	-
Shares repurchased
Class S	(2,259,195)	(3,071,715)
Class C	-	-
Class A	(272)	-

Net increase/(decrease)	1,647,755	160,769
Shares outstanding, beginning of year	2,241,072	2,080,303

Shares outstanding, end of year	3,888,827	2,241,072

Accumulated undistributed net investment income/(loss)	$-	$-

The accompanying notes are an integral part of the financial statements.

72	FINANCIAL STATEMENTS

ICON Consumer Staples Fund		ICON Energy Fund		ICON Financial Fund
Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2011	Year ended September 30, 2010

502,481	1,605,672	13,946,024	10,555,692	964,735	3,866,691
7,402	1	310,026	1	1,897	2
6,526	1	634,607	1	7,154	2

35,644	49,931	315,298	395,124	34,396	197,759
-	-	109	-	-	-
-	-	66	-	-	-

(1,937,424)	(1,426,850)	(11,397,070)	(13,514,630)	(4,672,640)	(7,233,233)
(966)	-	(23,612)	-	-	-
(3,794)	-	(272,758)	-	(2,086)	-

(1,390,131)	228,755	3,512,690	(2,563,812)	(3,666,544)	(3,168,779)
3,792,354	3,563,599	30,567,200	33,131,012	10,586,574	13,755,353

2,402,223	3,792,354	34,079,890	30,567,200	6,920,030	10,586,574

$279,768	$315,201	$5,562,115	$7,390,361	$210,720	$214,041

FINANCIAL STATEMENTS	73

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Healthcare Fund
	Year ended September 30, 2011	Year ended September 30, 2010
Operations
Net investment income/(loss)	$663,361	$368,451
Net realized gain/(loss) on investment transactions and foreign currency transactions	16,832,522	11,603,009
Change in net unrealized appreciation/(depreciation) on investments and foreign currency transactions	(14,799,677)	(5,724,798)

Net increase/(decrease) in net assets resulting from operations	2,696,206	6,246,662

Dividends and Distributions to Shareholders
Net investment income
Class S	(368,446)	(1,948,725)
Class C	- *	-
Class A	- *	-

Net decrease from dividends and distributions	(368,446)	(1,948,725)

Fund Share Transactions
Shares sold
Class S	34,364,122	60,674,398
Class C	24,350	10
Class A	139,248	10
Reinvested dividends and distributions
Class S	339,364	1,861,774
Class C	-	-
Class A	-	-
Shares repurchased
Class S	(34,486,108)	(104,885,201)
Class C	-	-
Class A	-	-

Net Increase/(decrease) from fund share transactions	380,976	(42,349,009)

Total net increase/(decrease) in net assets	2,708,736	(38,051,072)
Net Assets
Beginning of year	72,554,357	110,605,429

End of year	$75,263,093	$72,554,357

*	Amount less than $0.50.

74	FINANCIAL STATEMENTS

ICON Industrials Fund		ICON Information Technology Fund		ICON Materials Fund
Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2011	Year ended September 30, 2010

$535,389	$481,375	$(310,407)	$(558,858)	$651,166	$478,057
4,947,567	5,748,298	10,930,880	15,864,394	14,037,247	9,069,867
(9,247,082)	5,287,288	(7,722,736)	(11,556,229)	(18,663,236)	1,094,273

(3,764,126)	11,516,961	2,897,737	3,749,307	(3,974,823)	10,642,197

(478,530)	(1,217,973)	-	(631,045)	(477,527)	(1,039,736)
- *	-	-	-	- *	-
(24)	-	-	-	(659)	-

(478,554)	(1,217,973)	-	(631,045)	(478,186)	(1,039,736)

25,861,382	20,401,204	21,159,024	11,238,244	23,865,539	34,039,868
28,866	10	2,731	10	191,926	10
583,511	10	1,500	10	1,071,934	10

466,250	1,207,851	-	623,163	429,088	961,442
-	-	-	-	-	-
24	-	-	-	518	-

(43,113,233)	(30,836,480)	(40,245,229)	(56,960,109)	(48,822,526)	(51,775,985)
(8,746)	-	(1,175)	-	(35,925)	-
(392,087)	-	-	-	(428,748)	-

(16,574,033)	(9,227,405)	(19,083,149)	(45,098,682)	(23,728,194)	(16,774,655)

(20,816,713)	1,071,583	(16,185,412)	(41,980,420)	(28,181,203)	(7,172,194)

71,606,827	70,535,244	77,269,175	119,249,595	87,855,584	95,027,778

$50,790,114	$71,606,827	$61,083,763	$77,269,175	$59,674,381	$87,855,584

FINANCIAL STATEMENTS	75

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Healthcare Fund
	Year ended September 30, 2011	Year ended September 30, 2010
Transactions in Fund Shares
Shares sold
Class S	2,280,950	4,673,714
Class C	1,631	1
Class A	9,286	1
Reinvested dividends and distributions
Class S	25,045	141,580
Class C	-	-
Class A	-	-
Shares repurchased
Class S	(2,443,847)	(8,133,721)
Class C	-	-
Class A	-	-

Net increase/(decrease)	(126,935)	(3,318,425)
Shares outstanding, beginning of year	5,677,699	8,996,124

Shares outstanding, end of year	5,550,764	5,677,699

Accumulated undistributed net investment income/(loss)	$663,354	$368,439

The accompanying notes are an integral part of the financial statements.

76	FINANCIAL STATEMENTS

ICON Industrials Fund		ICON Information Technology Fund		ICON Materials Fund
Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2011	Year ended September 30, 2010

3,033,834	2,856,226	2,272,423	1,388,002	2,072,102	3,610,598
3,349	1	289	1	16,427	1
67,174	1	160	1	92,217	1

56,790	180,008	-	76,839	37,972	103,381
-	-	-	-	-	-
3	-	-	-	46	-

(5,217,067)	(4,504,290)	(4,436,744)	(7,172,818)	(4,284,985)	(5,619,157)
(1,162)	-	(130)	-	(2,964)	-
(49,061)	-	-	-	(38,036)	-

(2,106,140)	(1,468,054)	(2,164,002)	(5,707,975)	(2,107,221)	(1,905,176)
9,580,452	11,048,506	9,594,072	15,302,047	8,735,034	10,640,210

7,474,312	9,580,452	7,430,070	9,594,072	6,627,813	8,735,034

$535,609	$478,549	$-	$-	$651,006	$478,024

FINANCIAL STATEMENTS	77

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Telecommunication & Utilities Fund
	Year ended September 30, 2011	Year ended September 30, 2010
Operations
Net investment income/(loss)	$938,924	$867,140
Net realized gain/(loss) on investment transactions and foreign currency transactions	3,030,424	(482,505)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency transactions	(1,633,228)	2,392,792

Net increase/(decrease) in net assets resulting from operations	2,336,120	2,777,427

Dividends and Distributions to Shareholders
Net investment income
Class S	(1,565,042)	(595,082)
Class C	(445)	-
Class A	(4,387)	-

Net decrease from dividends and distributions	(1,569,874)	(595,082)

Fund Share Transactions
Shares sold
Class S	8,448,631	18,118,349
Class C	24,131	10
Class A	450,760	10
Reinvested dividends and distributions
Class S	1,508,702	581,406
Class C	320	-
Class A	4,387	-
Shares repurchased
Class S	(21,453,429)	(11,393,241)
Class C	-	-
Class A	-	-

Net Increase/(decrease) from fund share transactions	(11,016,498)	7,306,534

Total net increase/(decrease) in net assets	(10,250,252)	9,488,879
Net Assets
Beginning of year	32,035,528	22,546,649

End of year	$21,785,276	$32,035,528

78	FINANCIAL STATEMENTS

	ICON Telecommunication & Utilities Fund
	Year ended September 30, 2011	Year ended September 30, 2010
Transactions in Fund Shares
Shares sold
Class S	1,349,348	3,124,533
Class C	3,803	2
Class A	71,186	2
Reinvested dividends and distributions
Class S	244,079	98,710
Class C	51	-
Class A	703	-
Shares repurchased
Class S	(3,416,187)	(1,991,136)
Class C	-	-
Class A	-	-

Net increase/(decrease)	(1,747,017)	1,232,111
Shares outstanding, beginning of year	5,212,256	3,980,145

Shares outstanding, end of year	3,465,239	5,212,256

Accumulated undistributed net investment income/(loss)	$148,439	$779,136

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	79

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Consumer Discretionary Fund
Class S
Year ended September 30, 2011	$7.92	$(0.02)	$0.89	$0.87	$-	$-
Year ended September 30, 2010	6.83	(0.05)	1.42	1.37	(0.28)	-
Year ended September 30, 2009	7.19	0.01	(0.37)	(0.36)	-	-
Year ended September 30, 2008	12.79	- (c)	(2.61)	(2.61)	-	(2.99)
Year ended September 30, 2007	12.11	(0.04)	0.72	0.68	-	-
Class C
Year ended September 30, 2011	7.92	(0.12)	0.92	0.80	-	-
Class A
Year ended September 30, 2011	7.92	(0.06)	0.89	0.83	-	-
ICON Consumer Staples Fund
Class S
Year ended September 30, 2011	8.08	0.10	0.52	0.62	(0.09)	-
Year ended September 30, 2010	7.32	0.08	0.76	0.84	(0.08)	-
Year ended September 30, 2009	7.37	0.04	(0.09)	(0.05)	-	- (c)
Year ended September 30, 2008	10.62	0.03	(1.60)	(1.57)	(0.13)	(1.55)
Year ended September 30, 2007	9.21	0.10	1.33	1.43	(0.02)	- (c)
Class C
Year ended September 30, 2011	8.08	0.04	0.50	0.54	(0.09)	-
Class A
Year ended September 30, 2011	8.08	0.11	0.58	0.69	(0.09)	-
ICON Energy Fund
Class S
Year ended September 30, 2011	16.69	0.16	-	0.16	(0.21)	-
Year ended September 30, 2010	16.92	0.21	(0.23)	(0.02)	(0.21)	-
Year ended September 30, 2009	27.06	0.21	(2.41)	(2.20)	(0.12)	(7.82)
Year ended September 30, 2008	41.46	0.20	(4.82)	(4.62)	(0.11)	(9.67)
Year ended September 30, 2007	31.88	0.08	12.86	12.94	-	(3.36)
Class C
Year ended September 30, 2011	16.69	(0.10)	0.09	(0.01)	(0.21)	-
Class A
Year ended September 30, 2011	16.69	0.08	0.03	0.11	(0.21)	-
ICON Financial Fund
Class S
Year ended September 30, 2011	5.55	0.03	(0.87)	(0.84)	(0.02)	-
Year ended September 30, 2010	5.97	0.02	(0.32)	(0.30)	(0.12)	-
Year ended September 30, 2009	8.55	0.09	(2.43)	(2.34)	(0.24)	-
Year ended September 30, 2008	14.30	0.21	(4.29)	(4.08)	(0.14)	(1.53)
Year ended September 30, 2007	14.47	0.13	0.45	0.58	(0.15)	(0.60)
Class C
Year ended September 30, 2011	5.55	(0.02)	(0.87)	(0.89)	(0.02)	-
Class A
Year ended September 30, 2011	5.55	0.01	(0.86)	(0.85)	(0.02)	-

80	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets				Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation and transfer agent earnings credit		After expense limitation and transfer agent earnings credit		Before expense limitation and transfer agent earnings credit		After expense limitation and transfer agent earnings credit		Portfolio turnover rate(a)

$-	$8.79	10.98%	$34,123	1.54%		1.54	%(b)	(0.23)%		(0.23)%		107.57%
(0.28)	7.92	20.61%	17,750	2.02%		2.02%		(0.62)%		(0.62)%		194.84%
-	6.83	(5.01)%	14,205	1.63%		1.63%		0.14%		0.14%		200.23%
(2.99)	7.19	(24.21)%	72,242	1.38%		1.38%		(0.04)%		(0.04)%		218.32%
-	12.79	5.62%	94,477	1.30%		1.30%		(0.31)%		(0.31)%		144.89%

-	8.72	10.10%	32	13.14%		2.75	%(b)	(11.73)%		(1.34)%		107.57%

-	8.75	10.48%	11	18.49%		1.98	%(b)	(17.17)%		(0.66)%		107.57%

(0.09)	8.61	7.64%	20,614	1.57%		1.50	%(b)	1.03%		1.10%		109.56%
(0.08)	8.08	11.56%	30,640	1.54%		1.54%		0.98%		0.98%		86.31%
- (c)	7.32	(0.64)%	26,074	1.58%		1.58%		0.72%		0.72%		134.29%
(1.68)	7.37	(17.40)%	42,139	1.46%		1.46%		0.31%		0.31%		132.40%
(0.02)	10.62	15.61%	31,571	1.41%		1.41%		1.02%		1.02%		150.72%

(0.09)	8.53	6.65%	55	7.00%		2.50	%(b)	(4.09)%		0.41%		109.56%

(0.09)	8.68	8.52%	24	7.60%		1.75	%(b)	(4.60)%		1.25%		109.56%

(0.21)	16.64	0.80%	556,393	1.20%		1.20	%(b)	0.77%		0.77%		88.31%
(0.21)	16.69	(0.17)%	510,181	1.24%		1.24%		1.26%		1.26%		169.86%
(7.94)	16.92	(1.73)%	560,555	1.24%		1.24%		1.39%		1.39%		186.47%
(9.78)	27.06	(14.62)%	492,637	1.16%		1.16%		0.59%		0.59%		119.87%
(3.36)	41.46	43.64%	816,075	1.17	%(d)	1.17	%(d)	0.24	%(d)	0.24	%(d)	54.75%

(0.21)	16.47	(0.23)%	4,718	2.47%		2.47	%(b)	(0.47)%		(0.47)%		88.31%

(0.21)	16.59	0.49%	6,005	1.70%		1.70	%(b)	0.38%		0.38%		88.31%

(0.02)	4.69	(15.18)%	32,432	1.40%		1.40	%(b)	0.44%		0.44%		100.23%
(0.12)	5.55	(5.11)%	58,750	1.43%		1.43%		0.36%		0.36%		143.36%
(0.24)	5.97	(26.80)%	82,067	1.42%		1.42%		1.70%		1.70%		194.00%
(1.67)	8.55	(31.93)%	128,175	1.22%		1.22%		1.94%		1.94%		220.83%
(0.75)	14.30	3.84%	200,089	1.21%		1.21%		0.86%		0.86%		93.04%

(0.02)	4.64	(16.08)%	9	35.28%		2.50	%(b)	(33.22)%		(0.44)%		100.23%

(0.02)	4.68	(15.36)%	24	7.37%		1.75	%(b)	(5.50)%		0.12%		100.23%

FINANCIAL HIGHLIGHTS	81

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Healthcare Fund
Class S
Year ended September 30, 2011	$12.78	$0.12	$0.73	$0.85	$(0.07)	$-
Year ended September 30, 2010	12.29	0.04	0.63	0.67	(0.18)	-
Year ended September 30, 2009	13.49	0.08	(1.28)	(1.20)	-	-
Year ended September 30, 2008	17.68	(0.02)	(2.65)	(2.67)	-	(1.52)
Year ended September 30, 2007	17.95	- (c)	1.19	1.19	-	(1.46)
Class C
Year ended September 30, 2011	12.78	(0.01)	0.73	0.72	(0.07)	-
Class A
Year ended September 30, 2011	12.78	0.12	0.70	0.82	(0.07)	-
ICON Industrials Fund
Class S
Year ended September 30, 2011	7.47	0.07	(0.67)	(0.60)	(0.07)	-
Year ended September 30, 2010	6.38	0.05	1.17	1.22	(0.13)	-
Year ended September 30, 2009	8.16	0.08	(1.82)	(1.74)	(0.04)	-
Year ended September 30, 2008	10.77	0.05	(2.32)	(2.27)	(0.01)	(0.33)
Year ended September 30, 2007	13.22	0.02	2.63	2.65	- (c)	(5.10)
Class C
Year ended September 30, 2011	7.47	(0.02)	(0.66)	(0.68)	(0.07)	-
Class A
Year ended September 30, 2011	7.47	0.05	(0.69)	(0.64)	(0.07)	-
ICON Information Technology Fund
Class S
Year ended September 30, 2011	8.05	(0.04)	0.21	0.17	-	-
Year ended September 30, 2010	7.79	(0.05)	0.35	0.30	(0.04)	-
Year ended September 30, 2009	7.86	(0.01)	(0.06)	(0.07)	-	-
Year ended September 30, 2008	11.02	(0.04)	(3.12)	(3.16)	-	-
Year ended September 30, 2007	8.72	(0.05)	2.35	2.30	-	-
Class C
Year ended September 30, 2011	8.05	(0.13)	0.21	0.08	-	-
Class A
Year ended September 30, 2011	8.05	(0.05)	0.20	0.15	-	-
ICON Materials Fund
Class S
Year ended September 30, 2011	10.06	0.08	(1.08)	(1.00)	(0.06)	-
Year ended September 30, 2010	8.93	0.05	1.18	1.23	(0.10)	-
Year ended September 30, 2009	9.81	0.11	(0.91)	(0.80)	(0.08)	-
Year ended September 30, 2008	15.39	0.08	(3.23)	(3.15)	(0.06)	(2.37)
Year ended September 30, 2007	11.67	0.08	5.10	5.18	(0.15)	(1.31)
Class C
Year ended September 30, 2011	10.06	(0.03)	(1.05)	(1.08)	(0.06)	-
Class A
Year ended September 30, 2011	10.06	0.05	(1.08)	(1.03)	(0.06)	-

82	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets				Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation and transfer agent earnings credit		After expense limitation and transfer agent earnings credit		Before expense limitation and transfer agent earnings credit		After expense limitation and transfer agent earnings credit		Portfolio turnover rate(a)

$(0.07)	$13.56	6.66%	$75,116	1.36%		1.36	%(b)	0.85%		0.85%		83.63%
(0.18)	12.78	5.39%	72,554	1.36%		1.36%		0.31%		0.31%		102.42%
-	12.29	(8.90)%	110,605	1.37%		1.37%		0.74%		0.74%		105.75%
(1.52)	13.49	(16.43)%	160,083	1.25%		1.25%		(0.12)%		(0.12)%		61.44%
(1.46)	17.68	7.17%	473,287	1.20	%(d)	1.20	%(d)	0.01	%(d)	0.01	%(d)	24.56%

(0.07)	13.43	5.64%	22	31.38%		2.50	%(b)	(28.98)%		(0.10)%		83.63%

(0.07)	13.53	6.42%	126	7.15%		1.75	%(b)	(4.58)%		0.82%		83.63%

(0.07)	6.80	(8.21)%	50,653	1.36%		1.36	%(b)	0.80%		0.80%		55.87%
(0.13)	7.47	19.40%	71,607	1.40%		1.40%		0.73%		0.73%		54.34%
(0.04)	6.38	(21.25)%	70,535	1.37%		1.37%		1.39%		1.39%		96.24%
(0.34)	8.16	(21.72)%	125,286	1.25%		1.25%		0.55%		0.55%		143.40%
(5.10)	10.77	28.73%	155,739	1.27	%(d)	1.27	%(d)	0.16	%(d)	0.16	%(d)	125.44%

(0.07)	6.72	(9.29)%	15	13.56%		2.50	%(b)	(11.29)%		(0.23)%		55.87%

(0.07)	6.76	(8.75)%	122	3.46%		1.75	%(b)	(1.12)%		0.59%		55.87%

-	8.22	2.11%	61,081	1.34%		1.34	%(b)	(0.40)%		(0.40)%		44.84%
(0.04)	8.05	3.91%	77,269	1.37%		1.37%		(0.58)%		(0.58)%		68.32%
-	7.79	(0.89)%	119,250	1.38%		1.38%		(0.09)%		(0.09)%		89.87%
-	7.86	(28.68)%	178,450	1.24%		1.24%		(0.41)%		(0.41)%		171.22%
-	11.02	26.38%	266,965	1.23%		1.23%		(0.49)%		(0.49)%		78.66%

-	8.13	0.99%	1	115.00%		2.51	%(b)	(113.96)%		(1.47)%		44.84%

-	8.20	1.86%	1	215.56%		1.75	%(b)	(214.36)%		(0.55)%		44.84%

(0.06)	9.00	(10.07)%	59,068	1.33%		1.33	%(b)	0.73%		0.73%		62.97%
(0.10)	10.06	13.92%	87,856	1.38%		1.38%		0.54%		0.54%		70.80%
(0.08)	8.93	(7.87)%	95,028	1.40%		1.40%		1.50%		1.50%		134.88%
(2.43)	9.81	(23.79)%	118,522	1.26%		1.26%		0.60%		0.60%		111.26%
(1.46)	15.39	48.63%	131,321	1.33%		1.33%		0.59%		0.59%		109.10%

(0.06)	8.92	(10.87)%	120	4.11%		2.50	%(b)	(1.91)%		(0.30)%		62.97%

(0.06)	8.97	(10.37)%	487	2.26%		1.74	%(b)	(0.07)%		0.45%		62.97%

FINANCIAL HIGHLIGHTS	83

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Telecommunication & Utilities Fund
Class S
Year ended September 30, 2011	$6.15	$0.24	$0.31	$0.55	$(0.41)	$-
Year ended September 30, 2010	5.66	0.19	0.44	0.63	(0.14)	-
Year ended September 30, 2009	6.34	0.14	(0.44)	(0.30)	(0.38)	-
Year ended September 30, 2008	9.20	0.14	(2.03)	(1.89)	(0.06)	(0.91)
Year ended September 30, 2007	7.66	0.10	2.18	2.28	(0.11)	(0.63)
Class C
Year ended September 30, 2011	6.15	0.25	0.22	0.47	(0.41)	-
Class A
Year ended September 30, 2011	6.15	0.34	0.17	0.51	(0.42)	-

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
(a)	Portfolio turnover is calculated at the Fund level.
(b)	Effective January 1, 2011, the Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including interest expense.
(c)	Amount less than $0.005.
(d)	Ratios include transfer agent earnings credits received. These earnings credits reduced the net expense ratio and increased the net income ratio by 0.01%.

The accompanying notes are an integral part of the financial statements.

84	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit		Before expense limitation and transfer agent earnings credit	After expense limitation and transfer agent earnings credit	Portfolio turnover rate(a)

$(0.41)	$6.29	9.16%	$21,313	1.61%	1.51	%(b)	3.75%	3.85%	114.73%
(0.14)	6.15	11.16%	32,036	1.67%	1.67%		3.28%	3.28%	84.45%
(0.38)	5.66	(4.39)%	22,547	1.70%	1.70%		2.70%	2.70%	90.27%
(0.97)	6.34	(23.01)%	30,335	1.35%	1.35%		1.74%	1.74%	102.65%
(0.74)	9.20	31.60%	109,509	1.33%	1.33%		1.20%	1.20%	154.99%

(0.41)	6.21	7.77%	24	122.08%	2.50	%(b)	(115.58)%	4.00%	114.73%

(0.42)	6.24	8.56%	449	185.34%	1.75	%(b)	(178.27)%	5.32%	114.73%

FINANCIAL HIGHLIGHTS	85

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

1.   Organization

The ICON Consumer Discretionary Fund, ICON Consumer Staples Fund (formerly, ICON Leisure and Consumer Staples Fund), ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. As of September 30, 2011, each Fund has three classes of shares: Class S, Class C and Class A. Class A and Class C shares commenced operations on September 30, 2010. All classes have equal rights as to earnings, assets, and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eight other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds invest primarily in securities of companies whose principal business activities fall within specific sectors and industries. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a more diversified fund. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity and small market share.

86	NOTES TO FINANCIAL STATEMENTS

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued as of the closing price at the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers

NOTES TO FINANCIAL STATEMENTS	87

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities that traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Investments in other open-end investment companies are valued at net asset value.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are

88	NOTES TO FINANCIAL STATEMENTS

not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2011:

	Level 1	Level 2	Total
ICON Consumer Discretionary Fund*
Assets
Common Stocks	$32,707,262	$-	$32,707,262
Collateral for Securities on Loan	-	1,322,350	1,322,350
Short-Term Investments	-	1,320,613	1,320,613

Total	$32,707,262	$2,642,963	$35,350,225

ICON Consumer Staples Fund*
Assets
Common Stocks	$20,626,950	$-	$20,626,950
Collateral for Securities on Loan	-	42,195	42,195
Short-Term Investments	-	1,592,203	1,592,203

Total	$20,626,950	$1,634,398	$22,261,348

ICON Energy Fund*
Assets
Common Stocks	$560,555,791	$-	$560,555,791
Collateral for Securities on Loan	-	16,866,358	16,866,358
Short-Term Investments	-	1,692,020	1,692,020

Total	$560,555,791	$18,558,378	$579,114,169

ICON Financial Fund*
Assets
Common Stocks	$32,210,610	$-	$32,210,610

Total	$32,210,610	$-	$32,210,610

ICON Healthcare Fund*
Assets
Common Stocks	$74,980,928	$-	$74,980,928
Collateral for Securities on Loan	-	1,139,111	1,139,111

Total	$74,980,928	$1,139,111	$76,120,039

NOTES TO FINANCIAL STATEMENTS	89

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Level 1	Level 2	Total
ICON Industrials Fund*
Assets
Common Stocks	$50,720,520	$-	$50,720,520
Collateral for Securities on Loan	-	1,563,306	1,563,306

Total	$50,720,520	$1,563,306	$52,283,826

ICON Information Technology Fund*
Assets
Common Stocks	$61,020,776	$-	$61,020,776
Collateral for Securities on Loan	-	1,204,705	1,204,705

Total	$61,020,776	$1,204,705	$62,225,481

ICON Materials Fund*
Assets
Common Stocks	$59,033,760	$-	$59,033,760

Total	$59,033,760	$-	$59,033,760

ICON Telecommunication & Utilities Fund*
Assets
Common Stocks	$20,603,199	$-	$20,603,199
Short-Term Investments	-	500,770	500,770

Total	$20,603,199	$500,770	$21,103,969

*	Please refer to the Schedule of Investments and the Sector/Industry Classification tables for additional security details.

There were no Level 3 securities held in any of the Funds at September 30, 2011.

For the year ended September 30, 2011, there was no significant security transfer activity between Level 1 and Level 2.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations

90	NOTES TO FINANCIAL STATEMENTS

arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2011 was limited to purchased put options.

Each Fund may purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions and to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk, liquidity risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limited gains.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is

NOTES TO FINANCIAL STATEMENTS	91

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(loss) on Derivatives Recognized in Operations	Amount
Purchased option contracts
Equity risk ICON Energy Fund	Net realized gain/(loss) from investment transactions	$(3,487,118)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(loss) on Derivatives Recognized in Operations	Amount
Purchased option contracts
Equity risk ICON Energy Fund	Change in unrealized net appreciation/(depreciation) on investments	$4,644

92	NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2011, the Fund’s quarterly holdings of options contracts were as follows:

ICON Energy Fund
Quarter Ended	Number of Options Purchased Contracts Outstanding
December 31, 2010	14,630
March 31, 2011	10,000
June 30, 2011	-
September 30, 2011	-

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to non-affiliated qualified parties. The Funds seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are on loan; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. The cash collateral is invested in the State Street Navigator Prime Portfolio and is disclosed on the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

As of September 30, 2011, the following Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
ICON Consumer Discretionary Fund	$1,246,832	$1,322,350
ICON Consumer Staples Fund	41,186	42,195
ICON Energy Fund	16,037,468	16,866,358
ICON Healthcare Fund	1,107,726	1,139,111
ICON Industrials Fund	1,471,117	1,563,306
ICON Information Technology Fund	1,157,101	1,204,705

NOTES TO FINANCIAL STATEMENTS	93

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2011. It may also include collateral received from the pre-funding of loans.

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends

94	NOTES TO FINANCIAL STATEMENTS

from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are the class level expenses that are included on the Statement of Operations:

Fund	Legal Expense	Printing And Postage Expense	Transfer Agent Expense
ICON Consumer Discretionary Fund
Class S	$2,967	$18,567	$49,820
Class C	1	8	1,537
Class A	1	7	1,270
ICON Consumer Staples Fund
Class S	3,351	12,534	38,535
Class C	4	23	1,349
Class A	3	19	1,282
ICON Energy Fund
Class S	85,327	105,101	443,272
Class C	312	365	6,234
Class A	539	637	10,276

NOTES TO FINANCIAL STATEMENTS	95

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund	Legal Expense	Printing And Postage Expense	Transfer Agent Expense
ICON Financial Fund
Class S	$6,637	$15,872	$57,016
Class C	1	2	1,280
Class A	3	9	1,296
ICON Healthcare Fund
Class S	7,706	19,248	105,948
Class C	1	-	1,394
Class A	3	-	1,336
ICON Industrials Fund
Class S	8,276	16,746	72,309
Class C	1	4	1,296
Class A	12	29	1,412
ICON Information Technology Fund
Class S	9,600	20,458	87,124
Class C	-	-	1,360
Class A	-	-	1,251
ICON Materials Fund
Class S	12,263	31,151	91,405
Class C	13	37	1,793
Class A	64	181	2,646
ICON Telecommunication & Utilities Fund
Class S	3,325	13,595	40,449
Class C	-	1	1,353
Class A	-	1	1,282

3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% on the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion.

Effective January 1, 2011, ICON Advisers has contractually agreed to limit its Fund’s expenses (exclusive of brokerage, interest, taxes, dividends on short

96	NOTES TO FINANCIAL STATEMENTS

sales and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Consumer Discretionary Fund	1.74%	2.74%	1.99%
ICON Consumer Staples Fund	1.50%	2.50%	1.75%
ICON Energy Fund	1.50%	2.50%	1.75%
ICON Financial Fund	1.50%	2.50%	1.75%
ICON Healthcare Fund	1.50%	2.50%	1.75%
ICON Industrials Fund	1.50%	2.50%	1.75%
ICON Information Technology Fund	1.50%	2.50%	1.75%
ICON Materials Fund	1.50%	2.50%	1.75%
ICON Telecommunication & Utilities Fund	1.50%	2.50%	1.75%

The Funds’ expense limitations will continue in effect until at least January 31, 2013. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2011 the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2014
ICON Consumer Discretionary Fund	$2,712
ICON Consumer Staples Fund	21,170
ICON Financial Fund	2,512
ICON Healthcare Fund	3,414
ICON Industrials Fund	2,849
ICON Information Technology Fund	2,606
ICON Materials Fund	3,934
ICON Telecommunication & Utilities Fund	25,886

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the fund accounting agent for the funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust.

NOTES TO FINANCIAL STATEMENTS	97

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction cusip charges and out-of-pocket expenses. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2011, each Funds’ payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement with State Street to which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual

98	NOTES TO FINANCIAL STATEMENTS

distribution and service fee of 1.00% of average daily net assets. The total amount paid under the 12b-1 plans, if any, by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 86% by the Trust and 14% by ICON Advisers. For the year ended September 30, 2011, the total related amounts paid by each Fund are included in Other Expenses on the Statement of Operations.

Some of the distribution amounts received by IDI, discussed in the Distribution Fees section above, have been used to offset various shareholder servicing costs incurred by ICON Advisers. For the year ended September 30, 2011, this amount was $7,992.

4.  Borrowings

The Trust has entered into Lines of Credit agreements with State Street to provide temporary funding for redemption requests. The maximum borrowing is limited to $150 million. Interest on domestic borrowings is charged at the higher of the Federal Funds Rate effective on that day and the Overnight LIBOR Rate effective on that day plus 1.25%. The average interest rate charged for the year ended September 30, 2011 was 1.44%.

Fund	Average Borrowing (10/1/10-9/30/11)
ICON Consumer Discretionary Fund	$85,077
ICON Consumer Staples Fund	85,042
ICON Energy Fund	202,114
ICON Financial Fund*	128,374
ICON Healthcare Fund*	90,718
ICON Industrials Fund*	255,117
ICON Information Technology Fund*	162,375
ICON Materials Fund*	213,567
ICON Telecommunication & Utilities Fund	166,745

*	Fund had outstanding borrowings under these agreements as of September 30, 2011.

NOTES TO FINANCIAL STATEMENTS	99

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Consumer Discretionary Fund	$44,674,050	$31,057,364
ICON Consumer Staples Fund	26,983,194	39,136,853
ICON Energy Fund	656,949,667	585,023,178
ICON Financial Fund	48,922,698	70,954,301
ICON Healthcare Fund	65,078,100	64,212,426
ICON Industrials Fund	36,232,458	52,056,869
ICON Information Technology Fund	34,471,368	52,418,715
ICON Materials Fund	54,579,645	78,210,619
ICON Telecommunication & Utilities Fund	27,809,126	40,297,317

6.  Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables include losses the Funds may be able to offset against gains recognized in future years. The accumulated losses noted represent net capital loss carryforwards as of September 30, 2011 and post-October losses that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

For the year ended September 30, 2011 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Consumer Discretionary Fund	$11,308,112	2017
	8,355,189	2018
ICON Consumer Staples Fund	1,764,198	2017
	1,888,341	2018
ICON Energy Fund	240,766	2018

100	NOTES TO FINANCIAL STATEMENTS

Fund	Amounts	Expires
ICON Financial Fund	$58,696,031	2017
	43,715,782	2018
ICON Healthcare Fund	4,557,995	2018
ICON Industrials Fund	11,618,296	2017
	28,045,106	2018
ICON Information Technology Fund	21,080	2016
	22,796,772	2017
	6,573,259	2018
ICON Materials Fund	12,782,639	2017
	7,349,690	2018
ICON Telecommunication & Utilities Fund	6,027,677	2017
	3,844,832	2018

Future capital loss carryover utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2011 the Funds utilized capital loss carryforwards:

Fund	Amount
ICON Consumer Discretionary Fund	$3,855,294
ICON Consumer Staples Fund	5,999,632
ICON Energy Fund	66,984,362
ICON Financial Fund	4,644,695
ICON Healthcare Fund	16,982,763
ICON Industrials Fund	4,771,025
ICON Information Technology Fund	10,930,880
ICON Materials Fund	13,969,617
ICON Telecommunication & Utilities Fund	2,166,913

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2011, were as follows:

Fund	Distributions Paid from Ordinary Income	Total Distributions Paid
ICON Consumer Staples Fund	$315,201	$315,201
ICON Energy Fund	6,516,740	6,516,740
ICON Financial Fund	214,079	214,079
ICON Healthcare Fund	368,446	368,446
ICON Industrials Fund	478,554	478,554
ICON Materials Fund	478,186	478,186
ICON Telecommunication & Utilities Fund	1,194,876	1,194,876

NOTES TO FINANCIAL STATEMENTS	101

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2010, were as follows:

Fund	Distributions Paid from Ordinary Income	Total Distributions Paid
ICON Consumer Discretionary Fund	$376,917	$376,917
ICON Consumer Staples Fund	383,505	383,505
ICON Energy Fund	7,077,474	7,077,474
ICON Financial Fund	1,136,088	1,136,088
ICON Healthcare Fund	1,948,725	1,948,725
ICON Industrials Fund	1,217,973	1,217,973
ICON Information Technology Fund	631,045	631,045
ICON Materials Fund	1,039,736	1,039,736
ICON Telecommunication & Utilities Fund	595,082	595,082

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/ (Deficit)
ICON Consumer Discretionary Fund	$-	$-	$(19,663,301)	$(1,325,877)	$(20,989,178)
ICON Consumer Staples Fund	279,768	-	(3,652,539)	24,723	(3,348,048)
ICON Energy Fund	4,365,200	-	(240,766)	(68,694,805)	(64,570,371)
ICON Financial Fund	210,720	-	(102,411,813)	(6,579,165)	(108,780,258)
ICON Healthcare Fund	663,354	-	(4,557,995)	(5,266,551)	(9,161,192)
ICON Industrials Fund	535,609	-	(39,663,402)	(2,036,675)	(41,164,468)
ICON Information Technology Fund	-	-	(29,391,111)	1,880,511	(27,510,600)
ICON Materials Fund	651,006	-	(20,132,329)	(4,559,976)	(24,041,299)
ICON Telecommunication & Utilities Fund	523,437	(374,998)	(9,872,509)	610,476	(9,113,594)

*	Differences between the financial statement distribution payable and the tax basis distribution payable are a result of accrual based accounting and cash based accounting used for federal tax reporting purposes.

**	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

102	NOTES TO FINANCIAL STATEMENTS

As of September 30, 2011, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation/ (Depreciation)
ICON Consumer Discretionary Fund	$36,676,102	$1,683,943	$(3,009,820)	$(1,325,877)
ICON Consumer Staples Fund	22,236,625	654,172	(629,449)	24,723
ICON Energy Fund	647,808,975	21,841,739	(90,536,545)	(68,694,806)
ICON Financial Fund	38,789,572	466,202	(7,045,164)	(6,578,962)
ICON Healthcare Fund	81,386,590	2,281,923	(7,548,474)	(5,266,551)
ICON Industrials Fund	54,320,222	3,017,401	(5,053,797)	(2,036,396)
ICON Information Technology Fund	60,344,970	9,620,888	(7,740,377)	1,880,511
ICON Materials Fund	63,593,736	3,908,425	(8,468,401)	(4,559,976)
ICON Telecommunication & Utilities Fund	20,493,493	799,171	(188,695)	610,476

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Funds. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for each Fund’s fiscal year ending 2012.

7.  Subsequent Events

Effective January 23, 2012, the Telecommunication & Utilities Fund will change its name to the ICON Utilities Fund and invest primarily in utilities.

Subsequent to year end, the ICON Funds suspended participation in the securities lending program.

NOTES TO FINANCIAL STATEMENTS	103

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Materials Fund, and ICON Telecommunications & Utilities Fund (nine of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2011, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 18, 2011

104	REPORT OF ACCOUNTING FIRM

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2011 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/11 – 9/30/11).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

EXPENSE EXAMPLE	105

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period 4/1/11 - 9/30/11*	Annualized Expense Ratio 4/1/11 - 9/30/11
Actual Expenses
ICON Consumer Discretionary Fund
Class S	$1,000.00	$953.40	$6.97	1.42%
Class C	1,000.00	946.80	13.75	2.75%
Class A	1,000.00	949.00	10.22	1.99%
ICON Consumer Staples Fund
Class S	1,000.00	972.90	7.47	1.51%
Class C	1,000.00	968.20	12.29	2.49%
Class A	1,000.00	981.90	8.69	1.75%
ICON Energy Fund
Class S	1,000.00	734.70	5.25	1.21%
Class C	1,000.00	730.10	10.89	2.51%
Class A	1,000.00	732.80	7.55	1.74%
ICON Financial Fund
Class S	1,000.00	752.80	6.27	1.43%
Class C	1,000.00	748.40	10.96	2.50%
Class A	1,000.00	752.40	7.83	1.75%
ICON Healthcare Fund
Class S	1,000.00	935.80	6.07	1.25%
Class C	1,000.00	930.70	12.11	2.50%
Class A	1,000.00	933.70	8.50	1.75%
ICON Industrials Fund
Class S	1,000.00	761.50	6.05	1.37%
Class C	1,000.00	756.80	11.01	2.50%
Class A	1,000.00	758.70	7.74	1.76%
ICON Information Technology Fund
Class S	1,000.00	878.20	6.29	1.34%
Class C	1,000.00	872.30	11.73	2.50%
Class A	1,000.00	877.00	8.23	1.75%
ICON Materials Fund
Class S	1,000.00	738.90	5.86	1.34%
Class C	1,000.00	735.40	10.95	2.51%
Class A	1,000.00	737.70	7.75	1.76%

106	EXPENSE EXAMPLE

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period 4/1/11 - 9/30/11*	Annualized Expense Ratio 4/1/11 - 9/30/11
ICON Telecommunication & Utilities Fund
Class S	$1,000.00	$1,035.40	$7.71	1.51%
Class C	1,000.00	1,024.30	12.71	2.50%
Class A	1,000.00	1,028.60	8.90	1.75%
Hypothetical (assuming a 5% return before expenses)
ICON Consumer Discretionary Fund
Class S	1,000.00	1,017.94	7.20
Class C	1,000.00	1,010.95	14.20
Class A	1,000.00	1,014.58	10.57
ICON Consumer Staples Fund
Class S	1,000.00	1,017.50	7.64
Class C	1,000.00	1,012.58	12.57
Class A	1,000.00	1,016.30	8.84
ICON Energy Fund
Class S	1,000.00	1,019.02	6.11
Class C	1,000.00	1,012.48	12.67
Class A	1,000.00	1,016.36	8.78
ICON Financial Fund
Class S	1,000.00	1,017.91	7.22
Class C	1,000.00	1,012.53	12.62
Class A	1,000.00	1,016.13	9.01
ICON Healthcare Fund
Class S	1,000.00	1,018.79	6.33
Class C	1,000.00	1,012.52	12.62
Class A	1,000.00	1,016.28	8.86
ICON Industrials Fund
Class S	1,000.00	1,018.20	6.93
Class C	1,000.00	1,012.53	12.62
Class A	1,000.00	1,016.27	8.87
ICON Information Technology Fund
Class S	1,000.00	1,018.37	6.76
Class C	1,000.00	1,012.54	12.61
Class A	1,000.00	1,016.29	8.85

EXPENSE EXAMPLE	107

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period 4/1/11 - 9/30/11*	Annualized Expense Ratio 4/1/11 - 9/30/11
ICON Materials Fund
Class S	$1,000.00	$1,018.33	$6.80
Class C	1,000.00	1,012.44	12.70
Class A	1,000.00	1,016.15	8.99
ICON Telecommunication & Utilities Fund
Class S	1,000.00	1,017.49	7.64
Class C	1,000.00	1,012.51	12.64
Class A	1,000.00	1,016.29	8.85

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

108	EXPENSE EXAMPLE

BOARD OF TRUSTEES AND FUND OFFICERS

(UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 60, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 61. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2006 to present), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to present) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to present). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

John C. Pomeroy, Jr., 64. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director

TRUSTEES AND OFFICERS	109

of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 63. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 60, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Erik L. Jonson, 62. Mr. Jonson has been a Vice President and Principal Financial Officer/Treasurer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) and Secretary (2005 and 1998 to 2002) of ICON Advisers; Chief Financial Officer, Secretary and Director (1998 to present) of IM&R; and Executive Vice President and Treasurer/Financial Principal (1996 to present) of IDI.

Jessica Seidlitz, 33. Ms. Seidlitz serves as the Assistant Treasurer of the Funds (2007 to present). She also serves as the Mutual Fund Controller of ICON Advisers (2005 to present). Previously, she was a Senior Associate/Associate at PricewaterhouseCoopers LLP (2001 to 2004).

Donald Salcito, 58. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President,

110	TRUSTEES AND OFFICERS

Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Brian Harding, 32. Mr. Harding serves as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2008 to present). Mr. Harding also serves as Chief Compliance Officer of ICON Advisers (2011 to present). Previously, he was a Manager (2007 to 2008) and a Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

TRUSTEES AND OFFICERS	111

OTHER INFORMATION (UNAUDITED)

Renewal of Investment Advisory Agreement

On August 15, 2011, the Board of Trustees, including a majority of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2011.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services provided and to be provided to each Fund by ICON under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses (the “Lipper report”). The data also included an analysis of the Funds’ ratings on the AthenaInvest system (the “AthenaInvest data”) and a presentation on ICON’s investment model. AthenaInvest is an affiliate of the Adviser. The Board of Trustees met on August 4 and 19, 2011 to discuss the data. Management personnel discussed the data for and with those present. Included in the discussion was a briefing on the sales and marketing initiatives, the different classes of shares being offered by the Trust and efficiencies in connection with administering services to the Funds/various classes of shares.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

112	OTHER INFORMATION

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the Lipper report and the AthenaInvest data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. Management noted that ICON modified the valuation methodology at the end of 2008 to better account for systemic risk. ICON implemented the modified valuation methodology in February 2009. During the discussion, management personnel noted that the markets continue to experience volatility and that when the markets are volatile, relative strength readings are also more volatile and less reliable It was also noted that volatility has affected ICON’s performance; that this had been the case for much of the last two years for the Funds; that poor quality stocks with low relative strength led the market whereas higher quality stocks with higher relative strength have not performed as well; that the market volatility and the relative strength component to our methodology have produced mixed results; and that many other value managers have had challenges in this market. The Adviser discussed its continuing assessment of its “investment model” – including steps taken to test the relative strength components of the system and methodology. Overall, the Board of Trustees concluded that the Adviser continues to believe the adjustments to the system have been functioning as intended; and that, notwithstanding that belief, the Adviser is constantly evaluating the system and will modify it as needed.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board noted:

A.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each

OTHER INFORMATION	113

Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the AthenaInvest data (ratings based on an assessment of fund strategy) reflects that all Funds are rated 3 or higher and that, unlike many other fund groups, ICON Funds has no fund rated 1 or 2 (where 1 is the lowest and 5 is the highest).

C.  That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

D.  That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected portfolio managers, is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees; and

E.  The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Lipper report, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates.

The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed significantly reduced asset levels in each fund covered by the Advisory Agreements due to the tumultuous markets during the past three and a half years, to relative poor Fund performance, and to industry wide net-redemptions in reaction to the tumultuous markets. ICON’s

114	OTHER INFORMATION

ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper report concerning funds of similar size and funds of larger size, as well as data concerning ICON’s other clients and noted that:

A.  the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.  expense ratios for 10 of the 17 Funds are above average, 4 are equal to the median, 2 are below both the average and the median, and 1 is equal to the average.;

C.  in 16 of the 17 Funds, the assets under management are significantly below either the average or the median and that when the fund size approaches industry average our expenses also approach or are less than industry average.;

D.  ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

E.  the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

F.  the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; indeed, some institutional accounts have been encouraged to, and have in fact used, the Funds Z share class, but to the extent some fees of those accounts are lower, the reasons why such accounts are less costly for ICON to manage; and

OTHER INFORMATION	115

G.  ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted that:

A.  ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; that services provided by ICON and its affiliates to the Funds are satisfactory, and that fees derived from providing the services are competitive and reasonable; and

B.  ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and that the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, among others, the Board, including a majority of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreement were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON were consistent with fees paid by similar funds, other clients of ICON, reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

116	OTHER INFORMATION

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2011, qualifies for the corporate dividends received deduction for the following Funds:

Fund	Dividends Received Deduction
ICON Consumer Staples Fund	100%
ICON Energy Fund	100%
ICON Financial Fund	100%
ICON Healthcare Fund	100%
ICON Industrials Fund	100%
ICON Materials Fund	88%
ICON Telecommunication & Utilities Fund	100%

For the fiscal year ended September 30, 2011, the following funds paid qualified dividend income:

Fund	Amount
ICON Consumer Staples Fund	100%
ICON Energy Fund	100%
ICON Financial Fund	100%
ICON Healthcare Fund	100%
ICON Industrials Fund	100%
ICON Materials Fund	89%
ICON Telecommunication & Utilities Fund	100%

The Funds had no long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER INFORMATION	117

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology. This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

118	OTHER INFORMATION

IMPORTANT NOTICE TO ALL SHAREHOLDERS OF THE ICON FUNDS:

The Trustees of the ICON Funds (the “Trust”) have amended the ICON Funds Master Trust Agreement dated September 19, 1996 as previously amended (the “MTA”), to expressly state that the Trustees have absolute power to reclassify shares of a Fund, or close a class of shares by merging or consolidating one class with another class of shares within a Fund, without seeking shareholder approval. The amendments state that this Trustee power is subject to the same limitation applicable to any Trustee amendment by providing that “the reclassification, merger or consolidation does not adversely affect the rights of the shareholders.” The amendments are focused on the classes of shares within a Fund, not the Fund itself. A copy of the Amended and Restated Master Trust Agreement (the “Amended and Restated MTA”), marked to show changes can be viewed at: www.iconfunds.com.

As provided in the MTA, the Trustees have authorized the offering of shares of seventeen Funds (sometimes referred to as series or Sub-Trusts). The Trustees have also authorized the offering of classes of shares of the Funds with an expense allocation plan. The expense allocation plan provides that the expenses of the respective share classes are: costs and charges that correspond to the differing distribution and service expenses of the sales and marketing channels used by investors to invest in the Funds; filing and/or registration fees charged by most states for offering or selling each class; and other class specific costs.

During the past year and a half, ICON management and the Trustees have discussed methods to reduce existing share class expenses and to increase Trust assets. ICON management proposed streamlining the existing class structure, which proposal called for a change in the number and type of share classes offered by certain of the ICON Funds. For example, certain ICON Diversified Funds have two similar classes: Class I & A. ICON management proposed merging Class I into Class A. Class A shares are strategically flexible because they can be marketed in both a load structure on a commission platform and a load-waived structure on no-load or NTF platforms. A similar issue exists with Class Z and S shares, where the primary difference between the two classes is Class S shares can be sold on platforms. ICON Management proposed a structure where, in general, each ICON Fund would have three share classes: Class A, C and S. Management proposed merging Class I with Class A, Class S with Class Z and renaming Class Z to Class S with all the attending rights of Class S. For information concerning share class structure, see Explanation of Share Classes at:

IMPORTANT NOTICE TO SHAREHOLDERS	119

www.iconfunds.com. The list of currently authorized classes of shares is also set forth in Section 4.1 of the Amended and Restated MTA.

The Trustees and their representatives questioned and debated whether the Trustees had the power to reclassify shares of a Fund, or close a class of shares by merging or consolidating one class with another class of shares within a Fund, without shareholder approval. The MTA gave shareholders limited voting rights. Shareholders can vote on an amendment to the MTA only if Section 7.3 of the MTA requires it; and, Section 7.3 has not required shareholder approval to reclassify shares of a Fund, or close a class of shares by merging or consolidating one class with another class of shares within a Fund.

On the other hand, the Trustees have the implied power and authority to merge or consolidate classes, but no expressed power. Section 3.2 of the MTA gives the Trustees all the powers necessary to conduct the business of the Trust. The Trustees have had specific authority to establish classes of shares or divide the shares of any Sub-Trust. The Trustees decided to exercise their specific power and amend the MTA to state explicitly that that they can merge or consolidate share classes without shareholder approval. Section 7.3 of the MTA specifically provides the Trustees with the power to amend the MTA, without shareholder approval, whether or not related to the rights of shareholders, as long as the amendment does not adversely affect the rights of any shareholder and is not in contravention of applicable law.

Based on the above, the Trustees believe it was unnecessary to seek shareholder approval to amend the MTA to clarify the Trustees’ powers. Never the less, ICON management requested outside cost estimates for seeking shareholder approval. Costs estimates ranged between $450,000 and $550,000. The Trustees rejected spending shareholder assets to seek approval.

Critically, no shareholder would be adversely affected under the proposed amendment. The dollar value of a shareholder’s interest in the eliminated class will be the same as the dollar value of that shareholder’s interest in the substitute class. It is, for all intents and purposes, only a reclassification of shares. If a shareholder does not like the new share class for any reason, a shareholder can simply redeem his/her shares.

Please read the Amended and Restated MTA carefully. If you have any questions, please call us at 1-800-764-0442, or email the ICON Funds at: info@iconadvisers.com.

120	IMPORTANT NOTICE TO SHAREHOLDERS

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  income and transaction history

■  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

FUNDS PRIVACY INFORMATION	121

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■  open an account or enter into an investment advisory contract

■  provide account information or give us your contact information

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

122	FUNDS PRIVACY INFORMATION

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

Item 2.  Code of Ethics.

(a)  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)  Not used.

(c)  There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)  The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)  Not applicable.

(f)  See the attached Exhibit.

Item 3.  Audit Committee Financial Expert.

3(a)(1)  The Registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)  The audit committee financial experts are Glen F. Bergert and R. Michael Sentel, who are “independent” for purposes of this Item 3 of Form N-CSR.

3(a)(3)  Not applicable.

Item 4.  Principal Accountant Fees and Services.

(a)  Audit Fees

In each of the fiscal years ended September 30, 2011 and September 30, 2010, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (“PwC”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below. All of the below fees were paid by the Registrant.

2011	2010
$352,200	$338,650

(b)  Audit-Related Fees

In each of the fiscal years ended September 30, 2011 and September 30, 2010, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund’s financial statements, but not reported as Audit Fees, are shown in the table below.

2011	2010
$8,220*	$24,100**

*	This fee was related to procedures performed during a reprocessing event.
**	This fee was related to procedures performed when the Registrant changed service providers.

(c)  Tax Fees

In each of the fiscal years ended September 30, 2011 and September 30, 2010 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax return preparation, tax compliance, tax advice and tax planning are shown in the table below. In the fiscal year ending September 30, 2010, PwC also rendered professional services for service provider conversion procedures. All of the below fees were paid by the Registrant.

2011	2010
$118,425	$127,370

(d)  All Other Fees

In each of the fiscal years ended September 30, 2011 and September 30, 2010 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below. All of the below fees were paid by the Registrant.

2011	2010
$0	$0

(e)(1)  The audit committee of the Registrant’s Board of Trustees is required to pre-approve all services to be provided by the independent accountants to the Registrant or the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant to determine whether the services performed by the independent accountants impair their independence from the Registrant. The audit committee has delegated authority to the Chairman of the audit committee, subject to review and ratification by the full audit committee.

(e)(2)  100% of the fees were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) if Rule 2-01 of Regulation S-X.

(f)  For the fiscal year ended September 30, 2011, the percentage of hours spent on the audit of the Registrant’s financial statements that were attributed to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g)  See Item 4(d) above.

(h)  There were no non-audit fees provided by PwC in the fiscal year ending September 30, 2011 or September 30, 2010 to the investment adviser or to any entity controlling, controlled by, or under common control with the investment adviser that provides on-going services to the Registrant.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	The schedule of investments in securities of unaffiliated issuers is included in Item 1.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The code of ethics is attached.

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached.

(a)(3)  Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ICON Funds

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date	December 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date	December 2, 2011

By (Signature and Title)*	/s/ Erik L. Jonson
Erik L. Jonson, Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date	December 2, 2011

*	Print the name and title of each signing officer under his or her signature.